UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

Take-Two Interactive Software, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 29, 2011

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Take-Two Interactive Software, Inc., that will be held on September 26, 2011, at 4:00 p.m. local time at the Grand Hyatt New York, 109 East 42nd Street at Grand Central Terminal, New York, New York 10017.

Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement, which you are urged to read carefully.

We are pleased to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. On or about August 12, 2011, we expect to begin mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and Annual Report and vote online; however, stockholders of record will receive a copy of the Proxy Statement and Annual Report by mail instead of receiving this Notice. The Proxy Statement and Notice contain instructions on how you can receive a paper copy of the Proxy Statement and Annual Report if you only received a Notice by mail.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the Notice of Annual Meeting and Proxy Statement, we urge you to cast your vote via the Internet or, if you received a proxy card, complete, sign, date and return the proxy card in the envelope provided. If the address on the Notice or the accompanying material is incorrect, please advise our Transfer Agent, American Stock Transfer & Trust Company, in writing at 6201 15th Avenue, Brooklyn, NY 11219.

We hope to see you at the meeting and appreciate your continued support.

Sincerely,

Strauss Zelnick

Chairman and Chief

Executive Officer

Take-Two Interactive Software, Inc., 622 Broadway, New York, New York 10012, USA

tel 646.536.2842     fax 646.536.2926 www.take2games.com

TAKE-TWO INTERACTIVE SOFTWARE, INC.

622 Broadway

New York, New York 10012

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

September 26, 2011

To the Stockholders of TAKE-TWO INTERACTIVE SOFTWARE, INC.:

NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting (the “Annual Meeting”) of stockholders of Take-Two Interactive Software, Inc. (the “Company”) will be held on September 26, 2011, at 4:00 p.m. local time at the Grand Hyatt New York, 109 East 42nd Street at Grand Central Terminal, New York, New York 10017, to consider and vote upon the following matters, which are more fully described in the accompanying Proxy Statement:

1.	the election as directors of the eight nominees named in the attached Proxy Statement;

2.	the approval of the Amendment to the Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan to increase the available shares reserved thereunder;

3.	the approval of the Management Agreement, dated as of May 20, 2011, by and between ZelnickMedia Corporation and the Company (the “ZelnickMedia Management Agreement”);

4.	the casting of an advisory vote to approve the compensation of the named executive officers;

5.	the casting of an advisory vote on the frequency of holding future advisory votes to approve the compensation of the named executive officers;

6.	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012; and

7.	such other business that may properly come before the Annual Meeting or any adjournment thereof.

Your Board of Directors believes that the election of the nominated directors, the approval of the Amendment to the Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan, the approval of the ZelnickMedia Management Agreement, the approval of the compensation of the named executive officers, an annual advisory vote on the compensation of the named executive officers and the ratification of the appointment of Ernst & Young LLP are in the best interests of the Company and its stockholders and, accordingly, recommends a vote “FOR” the approval of these proposals.

Only stockholders of record at the close of business on July 28, 2011 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,

Daniel P. Emerson

Corporate Secretary

July 29, 2011

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY AND COMPLETE AND SUBMIT YOUR PROXY CARD VIA THE INTERNET OR SIGN AND DATE YOUR PAPER PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

622 Broadway

New York, New York 10012

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 26, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Take-Two Interactive Software, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 26, 2011 at 4:00 p.m. local time, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The Company expects to either mail or provide notice and electronic delivery of this proxy statement and the enclosed form of proxy to stockholders on or about August 12, 2011.

Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. A proxy may be revoked by the stockholder of record at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

The address of the principal executive offices of the Company is 622 Broadway, New York, New York 10012, and its telephone number is (646) 536-2842.

The rules of the Securities and Exchange Commission (“SEC”) require us to notify all stockholders, including those stockholders to whom we have mailed proxy materials, of the availability of our proxy materials through the Internet.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be held on September 26, 2011

Our Proxy Statement and 2011 Annual Report to Stockholders are available at

http://www.proxyvote.com

The following questions and answers provide important information about the Annual Meeting and this Proxy Statement:

What matters will be considered at the Annual Meeting?

•	the election as directors of the eight nominees named in the attached Proxy Statement;

•

the approval of the Amendment to the Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan (the “Amendment to the 2009 Stock Incentive Plan”) to increase the available shares reserved thereunder;

•	the approval of the Management Agreement, dated as of May 20, 2011, by and between ZelnickMedia Corporation and the Company (the “ZelnickMedia Management Agreement”);

•	the casting of an advisory vote to approve the compensation of the named executive officers;

•	the casting of an advisory vote on the frequency of holding future advisory votes to approve the compensation of the named executive officers;

•	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012; and

•	such other business that may properly come before the Annual Meeting or any adjournment thereof.

How does the Board recommend that stockholders vote on these matters?

Your Board of Directors believes that the election of the nominated directors, the approval of the Amendment to the 2009 Stock Incentive Plan, the approval of the ZelnickMedia Management Agreement, the approval of the compensation of the named executive officers, an annual advisory vote to approve the compensation of the named executive officers and the ratification of the appointment of Ernst & Young LLP (“E&Y”) are in the best interests of the Company and its stockholders and, accordingly, recommends a vote “FOR” the approval of these proposals.

Who is entitled to vote?

Stockholders of record as of the close of business on July 28, 2011 (the “Record Date”) are entitled to attend and vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock of the Company (“Common Stock”) held on each matter submitted to a vote at the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

The rules of the SEC permit us to make our proxy materials available to beneficial owners of our stock electronically over the Internet without having to mail printed copies of the proxy materials. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) to our beneficial owners. All beneficial owners will have the ability to access the proxy materials, including this Proxy Statement and our 2011 Annual Report, on the website referred to in the Notice of Internet Availability or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability. In addition, beneficial owners may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

What does it mean if I receive more than one Notice of Internet Availability or proxy card?

It may mean that you hold shares registered in more than one account. Follow the voting instructions provided on each Notice of Internet Availability that you received to ensure that all of your shares are voted. If you received paper proxy cards, sign and return all proxy cards to ensure that all of your shares are voted. You may call American Stock Transfer & Trust Company at 1-800-937-5449 if you have any questions regarding the share information or your address appearing on the paper proxy card.

How do I vote?

You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability.

If you received a full set of proxy materials and your shares are registered directly with American Stock Transfer & Trust Company you may vote via the Internet at www.proxyvote.com. Although we encourage you to vote via the Internet, you may also sign and date each paper proxy card you receive and return it in the prepaid envelope. The enclosed proxy will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked in the manner described above.

If you hold your shares through a stock broker, nominee, fiduciary or other custodian you may also be able to vote through a program provided through Broadridge Financial Solutions (“Broadridge”) that offers Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in the Broadridge program, you are offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the Broadridge program must be received by 11:59 p.m. (Eastern Time) on September 25, 2011.

What happens if I do not give specific voting instructions?

For Shares Directly Registered in the Name of the Stockholder: If you indicate when voting on the Internet that you wish to vote as recommended by the Board of Directors or if you return your signed proxy but do not indicate your voting preferences, the Company will vote on your behalf “FOR” the election of the nominated directors, “FOR” the Amendment to the 2009 Stock Incentive Plan, “FOR” the approval of the ZelnickMedia Management Agreement, “FOR” the approval of the compensation of the named executive officers, “FOR” an annual advisory vote to approve the compensation of the named executive officers and “FOR” the ratification of the appointment of E&Y. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.

For Shares Registered in the Name of a Brokerage Firm or Bank: If your shares are held in street name, your broker or nominee will ask you how you want your shares to be voted. If you provide voting instructions, your shares must be voted as you direct. If you do not furnish voting instructions, one of two things can happen, depending upon whether a proposal is “routine.” Under the rules that govern brokers that have record ownership of shares beneficially owned by their clients, brokers have discretion to cast votes on routine matters, such as the ratification of the appointment of independent registered public accounting firms, without voting instructions from their clients. Brokers are not permitted, however, to cast votes on “non-routine” matters, such as the election of directors, the approval of the Amendment to the 2009 Stock Incentive Plan, the approval of the ZelnickMedia Management Agreement, the advisory vote to approve the compensation of the named executive officers, and the advisory vote to approve the frequency of holding future advisory votes to approve the compensation of the named executive officers without such voting instructions. A “broker non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that proposal and has not received voting instructions from the beneficial owner.

What is an abstention?

An abstention is a properly signed proxy card that is marked “abstain” or properly completed instructions via the Internet to the same effect.

How do I sign the paper proxy card?

Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney, executor, administrator, guardian, trustee or the officer or agent of a company), you should indicate your name and title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign the proxy card, not the minor. If the stock is held in joint ownership, both owners must sign.

May I vote my shares in person at the Annual Meeting?

For Shares Directly Registered in the Name of the Stockholder: Yes, however, we encourage you to vote by proxy card or the Internet even if you plan to attend the meeting. If you wish to give a proxy to someone other than the individuals named as proxies on the enclosed proxy card, you may cross out the names appearing on the enclosed proxy card, insert the name of some other person, sign the card and give the proxy card to that person for use at the meeting.

For Shares Registered in the Name of a Brokerage Firm or Bank: Yes, but in order to do so you will first have to ask your bank, broker or other intermediary to furnish you with a legal proxy. You will need to bring the legal proxy with you to the meeting, and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares at the meeting without a legal proxy and a signed ballot.

Your attendance at the Annual Meeting in and of itself will not automatically revoke a proxy that was submitted via the Internet or by mail.

Who will count the votes?

A representative of Broadridge will tabulate the votes and act as independent inspector of election.

What constitutes a quorum?

The holders of a majority of the outstanding shares of Common Stock on the Record Date present in person or represented by proxy constitutes a quorum for the Annual Meeting. As of the close of business on the Record Date, 86,740,145 shares of Common Stock were issued and outstanding. Subject to the rules regarding the votes necessary to adopt the proposals discussed below, abstentions and broker non-votes (as described above) will be counted for purposes of determining whether a quorum is present. Once a share is represented for any purpose at the Annual Meeting, it will be deemed present for quorum purposes for the remainder of the Annual Meeting (including any meeting resulting from an adjournment or postponement of the Annual Meeting, unless a new record date is set).

What vote is needed to approve the matters to be presented at the Annual Meeting?

In an uncontested election for directors, the eight persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. However, the Company’s Bylaws provide that any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election (a “Majority Withheld Vote”) promptly shall tender his or her resignation to the Corporate Governance Committee for consideration following certification of the stockholder vote. See below under the heading “Election of Directors (Proposal 1)—Policy on Majority Voting for Directors.”

A “FOR” vote by a majority of the votes cast is required to approve the Amendment to the 2009 Stock Incentive Plan pursuant to applicable NASDAQ rules, a “FOR” vote by the holders of a majority of the Company’s stock having voting power present in person or represented by proxy is required to approve the ZelnickMedia Management Agreement, a “FOR” vote by a majority of the votes cast is required to approve the compensation of the named executive officers, the option for the frequency of holding future advisory votes to approve the compensation of the named executive officers that receives the greatest number of votes will be considered the option chosen by the stockholders, and a “FOR” vote by the holders of a majority of the shares present in person or represented by proxy and entitled to vote is required to ratify the appointment of E&Y and to approve any stockholder proposal. For purposes of determining approval of a matter presented at the Annual Meeting, abstentions will be deemed present and entitled to vote (but not cast), other than for purposes of the proposal to approve the Amendment to the 2009 Stock Incentive Plan, the ZelnickMedia Management Agreement, and the advisory vote to approve the compensation of the named executive officers, with respect to which an abstention will have the effect of a vote “against” such proposal, while broker non-votes will not be deemed present and entitled to vote. Both abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will not affect the outcome of the vote on the frequency of holding future advisory votes to approve the compensation of named executive officers.

Will any other matters be acted on at the Annual Meeting?

If any other matters are properly presented at the Annual Meeting or any adjournment, the persons named in the proxy will have discretion to vote on those matters. As of the date by which stockholder proposals must have been received by the Company to be presented at the Annual Meeting, and as of the date of this proxy statement, the Company did not know of any other matters to be presented at the Annual Meeting.

Who pays for this proxy solicitation?

The Company will bear the entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders. The Company has retained MacKenzie Partners, Inc., a proxy solicitation firm, to solicit proxies for a fee of $20,000, plus reimbursement of its out-of-pocket expenses. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and these entities may be reimbursed by the Company for their expenses. Proxies also may be solicited by directors, officers or employees of the Company in person or by telephone, e-mail or other means. No additional compensation will be paid to such individuals for these services.

How may I communicate with the Board of Directors?

Stockholders wishing to send communications to the Board of Directors individually or as a group may do so by writing to: The Board of Directors of Take-Two Interactive Software, Inc., 622 Broadway, New York, New York 10012, Attention: Corporate Communications. You should identify your communication as being from a stockholder of the Company. The Company may require reasonable evidence that your communication or other submission is made by a stockholder of the Company before transmitting your communication to the Board of Directors.

AVAILABILITY OF CERTAIN DOCUMENTS

Householding of Annual Meeting materials

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements and their accompanying documents and/or Notices of Internet Availability. This means that only one copy of our Proxy Statement and/or Notice of Internet Availability is sent to multiple stockholders in your household. We will promptly deliver a separate copy of these documents without charge to you upon written request to Take-Two Interactive Software, Inc., 622 Broadway, New York, New York 10012, Attn: Investor Relations; our main telephone number is (646) 536-2842. If you want to receive separate copies of our proxy statements and/or Notice of Internet Availability in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address.

Additional information

We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our Internet website at www.take2games.com or the SEC’s website at www.sec.gov. We will furnish copies of our SEC filings (without exhibits), including our Annual Report on Form 10-K for the year ended March 31, 2011, without charge to any stockholder upon written request to Take-Two Interactive Software, Inc., 622 Broadway, New York, New York 10012, Attn: Investor Relations.

ELECTION OF DIRECTORS

(Proposal 1)

At the Annual Meeting eight directors will be elected to hold office for a term expiring at the 2012 Annual Meeting of Stockholders. The Board of Directors, upon the recommendation of the Corporate Governance Committee, has nominated the nominees named herein. Each director will be elected to serve until a successor is elected and qualified or until the director’s earlier resignation or removal.

At the Annual Meeting, the proxies given by stockholders will be voted individually for the election, as directors of the Company, of the persons named herein, unless a proxy card specifies that it is not to be voted in favor of a nominee for director. If any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as may be designated by the Board of Directors. Each of the persons named herein has indicated to the Board of Directors that he will be available to serve as a director of the Company.

Policy on Majority Voting for Directors. In an uncontested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election promptly shall tender his or her resignation to the Corporate Governance Committee following certification of the stockholder vote. The Corporate Governance Committee promptly will consider the resignation offer and recommend to the Board of Directors the action to be taken with respect to such offered resignation. The Board of Directors will act on the Corporate Governance Committee’s recommendation within 90 days following the date of the Annual Meeting. Thereafter, the Board of Directors promptly will disclose its decision whether to accept the director’s resignation offer (and the reasons for rejecting the resignation offer, if applicable) in a Current Report on Form 8-K filed with the SEC. Any director tendering a resignation pursuant to this provision shall not participate in the Corporate Governance Committee recommendation or action of the Board of Directors regarding whether or not to accept the resignation offer. Abstentions and broker non-votes with respect to a director’s election will not be counted as votes “withheld” for purposes of this policy.

The Board of Directors recommends that stockholders vote FOR the election of the nominees named below.

Set forth below is information with respect to the nominees for directors:

Strauss Zelnick, age 54, has been Chairman of the Company since April 2007, Executive Chairman of the Company since February 2008 and Chief Executive Officer of the Company since January 2011. Mr. Zelnick is also a partner in ZelnickMedia Corporation (“ZelnickMedia”). Mr. Zelnick serves as Executive Chairman and Chief Executive Officer pursuant to the terms of the Management Agreement between the Company and ZelnickMedia. See “Certain Relationships and Related Transactions—Management Agreement.” Mr. Zelnick currently is Chairman of ITN Networks and serves on the boards of directors of Alloy, Inc., Naylor LLC and Starwood Properties Trust, Inc. Mr. Zelnick served as Executive Chairman of Direct Holdings Worldwide, Inc., the parent company of Time Life and Lillian Vernon, until the company was sold to Reader’s Digest on March 2, 2007. Prior to forming ZelnickMedia, Mr. Zelnick was President and Chief Executive Officer of BMG Entertainment, a $4.7 billion music and entertainment company with more than 200 record labels and operations in 54 countries. Mr. Zelnick’s appointment as President and Chief Executive Officer of BMG Entertainment followed his tenure as President and Chief Executive Officer of the company’s North American business unit from 1994 through 1998. Before joining BMG Entertainment, Mr. Zelnick was President and Chief Executive Officer of Crystal Dynamics, a leading producer and distributor of interactive game software. Prior to that, he spent four years as President and Chief Operating Officer of 20th Century Fox, where he managed all aspects of its worldwide motion picture and distribution business. Previously, he spent three years at Vestron Inc. as a senior executive, and rose to become President and Chief Operating Officer. Mr. Zelnick also served as Vice President, International Television for Columbia Pictures. Mr. Zelnick holds an MBA and a JD from Harvard University and a B.A. from Wesleyan University. He is an associate member of the National Academy of Recording Arts and Sciences and served on the board of directors of the Recording Industry Association of America and the Motion Picture Association of America. Mr. Zelnick provides the Board of Directors with valuable insight in organization and management obtained from his experiences, including acting as Chairman of the Company, and more recently as Chief Executive Officer of the Company, and as such, the Board of Directors has deemed him qualified to serve as a director.

Robert A. Bowman, age 56, has been a director of the Company since April 2007. Mr. Bowman is the President and Chief Executive Officer of Major League Baseball Advanced Media, L.P. (“MLB Advanced Media”), which manages the interactive and Internet rights for Major League Baseball, a position he has held since 2000. Prior to joining MLB Advanced Media, Mr. Bowman was President and Chief Operations Officer of

ITT Corporation from 1995 to 2000, where he previously served as Chief Financial Officer from 1991 to 1995. Mr. Bowman served as the Treasurer of the State of Michigan from 1983 to 1990, overseeing its tax policy and collection and the state’s pension fund. Mr. Bowman serves as President of the Michigan Education Trust and is a director of The Warnaco Group, Inc., serving on the Audit Committee and Compensation Committee at Warnaco. Mr. Bowman’s broad work experience, including his experience as President and Chief Executive Officer of MLB Advanced Media, is a key addition to the Board of Directors, and as such, the Board of Directors has deemed him qualified to serve as a director.

SungHwan Cho, age 37, has been a director since April 2010. Mr. Cho has been Senior Vice President and previously Portfolio Company Associate at Icahn Enterprises L.P., an entity controlled by Carl C. Icahn since October 2006. From 2004 to 2006, Mr. Cho served as Director of Finance for Atari, Inc., a publisher of video game software. From 1999 to 2002, Mr. Cho served as Director of Corporate Development and Director of Product Development at Talk America, a telecommunications provider to small business and residential customers. Previously, Mr. Cho was an investment banker at Salomon Smith Barney in New York and Tokyo. He is a director of PSC Metals Inc., a metal recycling company; American Railcar Industries, Inc., a railcar manufacturing company; Viskase Companies, Inc., a meat casing company; and WestPoint International, Inc., a home textiles manufacturer. Mr. Cho received a B.S. from Stanford University and an MBA from New York University, Stern School of Business. Mr. Cho’s understanding of finance and risk obtained from his past experience, including his position as an investment banker at Salomon Smith Barney, is a valuable addition to the Board of Directors, and as such, the Board of Directors has deemed Mr. Cho qualified to serve as a director.

Michael Dornemann, age 65, has been a director since April 2007. Mr. Dornemann is an entertainment and marketing executive with more than 30 years of management consulting, corporate development, strategic advisory and media experience. Since 2001, Mr. Dornemann has served on several boards and currently serves on the board of directors of Jet Set AG, a worldwide fashion company based in Switzerland, as Vice-Chairman of Access Worldwide Communications and on the board of directors of Columbia Music Entertainment (CME) of Japan. Prior to 2001, Mr. Dornemann was an executive board member of Bertelsmann AG for 16 years and Chief Executive Officer of Bertelsmann Entertainment (music and television division) and held positions with IBM and Boston Consulting Group. Mr. Dornemann’s consulting, management, and marketing experience obtained from his past experiences, including his role as Chief Executive Officer of Bertelsmann Entertainment, is a valuable addition to the Board of Directors, and as such, the Board of Directors has deemed Mr. Dornemann qualified to serve as a director.

Brett Icahn, age 31, has been a director since April 2010. Since April 2010, Mr. Icahn has been a Portfolio Manager of the Sargon Portfolio of Icahn Capital LP, the entity through which Carl C. Icahn manages investment funds, where he was an investment analyst from 2002 until April 2010. Mr. Icahn has served: as director of the Hail Celestial Group, Inc. (a natural and organic products company) since July 2010; as a director of Cadus Corporation (a company engaged in the ownership and licensing of yeast-based drug discovery technologies) since January 2010; as a director of Motricity, Inc. (a mobile data solutions provider) and as a member of its Nominating and Corporate Governance committees since January 2010; and as a director and a member of the Compensation Committee of American Railcar Industries, Inc. (a company that is primarily engaged in the business of manufacturing covered hopper and tank railcars) since January 2007. From November 2006 until December 2007, Mr. Icahn served on the Board of Directors of HowStuffWorks.com, an internet website acquired by Discovery Communication in 2007. Mr. Icahn received a B.A. from Princeton University. Mr. Icahn has experience with technology companies, both as a board member and as a founder. His experience as a portfolio manager and investment analyst also provides him with strong skills in dealing with financial matters. As such, the Board of Directors has deemed Mr. Icahn qualified to serve as a director.

J Moses, age 52, has been a director since April 2007. Mr. Moses is currently the Founder and President of Bagooba, a social media start up based in New York City. From 1997 until July 2010, Mr. Moses was the Chief Executive Officer of UGO Networks, Inc., an online publisher delivering information and entertainment for gamers. Mr. Moses, who co-founded UGO Networks, managed the sale of that company to the Hearst

Corporation in August 2007. Prior thereto, Mr. Moses served as President of MTV Russia and oversaw the launch of MTV Networks in Russia in 1996. Mr. Moses, a 30 year veteran of the media industry, also served as the President of BMG Interactive from 1992 to 1995. Mr. Moses serves on advisory boards to Simulmedia, Inc. and AbilTo LLC. Mr. Moses’ vast media experience and leadership history, including his role as President of MTV Russia, is a key asset to the Board of Directors, and as such, the Board of Directors has deemed Mr. Moses qualified to serve as a director.

James L. Nelson, age 61, has been a director since April 2010. Mr. Nelson has served as a director of Icahn Enterprises GP since June 2001 and is a member of its Audit Committee. Since December 2003, Mr. Nelson has served as a director and member of the audit committee of American Entertainment Properties Corp., or AEP. From May 2005 until November 15, 2007, Mr. Nelson served as a director and member of the Audit Committee of Atlantic Coast Entertainment Holdings, Inc. From 1986 until 2009, Mr. Nelson was Chairman and Chief Executive Officer of Eaglescliff Corporation, a specialty investment banking, consulting and wealth management company. From March 1998 through 2003, Mr. Nelson was Chairman and Chief Executive Officer of Orbit Aviation, Inc., a company engaged in the acquisition and completion of Boeing Business Jets for private and corporate clients. From August 1995 until July 1999, Mr. Nelson was Chief Executive Officer and Co-Chairman of Orbitex Management, Inc., a financial services company in the mutual fund sector. From August 1995 until March 2001, he was a director of Orbitex Financial Services Group. From April 2003 through April 2010, Mr. Nelson served as a director and Chairman of the Audit Committee of Viskase Companies, Inc. From January 2008 through June 2008, Mr. Nelson served as a director and member of the Audit Committee of Shuffle Master, Inc., a gaming manufacturing company. From March 2008 until March 2010, Mr. Nelson was a director and served on the audit committee of Pacific Energy Resources Ltd., an energy producer. Since April 2008, Mr. Nelson has served as a director and currently serves as Chairman of the Audit Committee of Cequel Communications, an owner and operator of a large cable television system. Since March 2010, Mr. Nelson has served as a director and member of the Audit Committee of Tropicana Entertainment Inc. Since June 2011, Mr. Nelson has served as a director of Motricity, Inc. Mr. Nelson brings to his service as a director his significant experience and leadership roles serving as Chief Executive Officer, Director and Chairman of the Audit Committee of various companies as discussed above. As such, the Board of Directors has deemed Mr. Nelson qualified to serve as a director.

Michael Sheresky, age 43, has been a director since April 2007. Mr. Sheresky has been a motion picture talent agent at United Talent Agency since June 2009, where he is responsible for structuring projects and deals in the areas of motion picture and television development, production, and distribution. From 1992 until 1995, and then from 1997 until May 2009, Mr. Sheresky held a number of positions at the William Morris Agency, a talent agency, most recently Senior Vice President in its Motion Picture Department. During that time, he represented authors, journalists, screenwriters, directors, producers and actors in the motion picture and television businesses. Mr. Sheresky holds an MBA from Harvard University and a B.A. from Vassar College. Mr. Sheresky’s entertainment experience obtained from his various positions at William Morris Agency and United Talent Agency is an important asset to the Board of Directors, and as such, the Board of Directors has deemed Mr. Sheresky qualified to serve as a director.

Set forth below is information with respect to the Company’s executive officers who are not also directors:

Lainie Goldstein, age 43, became Chief Financial Officer of the Company in June 2007 and since 2010 assumed the additional responsibilities of overseeing Human Resources, Information Technology, Investor Relations and North American Operations. Prior to June 2007, Ms. Goldstein served as the Company’s Senior Vice President of Finance beginning in November 2003. Ms. Goldstein has over 20 years of financial and business experience in the software, entertainment, retail and apparel industries, including more than 12 years overseeing the finance functions of publicly traded companies. Prior to joining the Company in November 2003, Ms. Goldstein spent seven years in various finance positions with Nautica Enterprises, Inc., an apparel company, most recently as Vice President, Finance and Business Development. Ms. Goldstein is a certified public accountant, and, from 1990 until joining Nautica Enterprises, Inc., held positions in the audit and reorganization departments at Grant Thornton LLP.

Seth Krauss, age 41, has been Executive Vice President and General Counsel of the Company since March 2007. Prior to that time, he served in the Legal and Compliance Division of Morgan Stanley, a global financial services company, first as Vice President and Counsel and then as Executive Director and Counsel from March 2004 to March 2007, where he had been responsible for coordinating all significant regulatory and law enforcement matters for Morgan Stanley in the United States and served as one of the firm’s senior liaisons to its U.S.-based financial regulators and law enforcement agencies. From 1995 until joining Morgan Stanley in March 2004, Mr. Krauss served as an Assistant District Attorney and Senior Investigative Counsel in the New York County District Attorney’s Office, where his work included leading complex, long-term investigations into violations of securities, banking, accounting, taxation and related laws and regulations, working closely with the SEC, FINRA, as well as numerous state, federal and international financial regulators and law enforcement agencies.

Karl Slatoff, age 40, became Chief Operating Officer of the Company in October 2010 and prior thereto served as an Executive Vice President of the Company from February 2008 until October 2010. Mr. Slatoff also is a partner in ZelnickMedia. Prior to joining ZelnickMedia in 2001, Mr. Slatoff served as Vice President, New Media for BMG Entertainment, where he was responsible for guiding BMG’s online digital strategies, including the development of commercial digital distribution initiatives and new business models for the sale and syndication of online content. From 1994 to 1996, Mr. Slatoff worked in strategic planning at the Walt Disney Company, where he focused on the consumer products, studio and broadcast divisions, as well as several initiatives in the educational, publishing and new media sectors. From 1992 to 1994, Mr. Slatoff worked in the corporate finance and mergers and acquisitions units at Lehman Brothers where he focused on the consumer products and retail/merchandising industries.

Meetings of Directors. The Board of Directors holds regularly scheduled meetings during the year and holds additional meetings as necessary or desirable. During the fiscal year ended March 31, 2011, the Board of Directors held nine meetings. Each of the incumbent directors attended more than 75% of the meetings of the Board of Directors and all committees thereof on which he served during the period for which he was a member thereof.

Independent Directors; Board Committees. The Board of Directors has determined that Messrs. Bowman, Cho, Icahn, Dornemann, Moses, Nelson and Sheresky are “independent” directors as defined under the rules of The NASDAQ Stock Market. During the fiscal year ended March 31, 2011, the independent directors met in executive session (outside the presence of management) on numerous occasions. The Board of Directors has three committees entirely comprised of independent directors, a Compensation Committee, a Corporate Governance Committee and an Audit Committee, each of which is governed by a written charter. The Board of Directors also has an Executive Committee, currently comprised of Messrs. Dornemann (Chair), Sheresky and Zelnick, which is also governed by a written charter. These written charters and the Company’s Code of Business Conduct and Ethics are posted on the Company’s website at www.take2games.com and can be accessed by clicking on “Corporate,” then “Corporate Governance,” then “Highlights.” The Board of Directors established a Special Litigation Committee in 2006. The Special Litigation Committee, currently comprised of Mr. Zelnick, was responsible for, among other things, investigating the allegations made in certain stockholder derivative actions and investigating the Company’s past stock option granting practices. The Board of Directors also established a committee of independent directors, consisting of Messrs. Dornemann, Icahn and Sheresky, to evaluate the Company’s relationship with ZelnickMedia under the terms of the existing Management Agreement with ZelnickMedia. See “Approval of ZelnickMedia Management Agreement (Proposal 3).” Certain information as to the Compensation Committee, the Corporate Governance Committee and the Audit Committee is set forth below.

Board Structure. The Board of Directors is led by Mr. Zelnick in his role as Executive Chairman. Mr. Zelnick is also the Chief Executive Officer. The Board also has designated a Lead Independent Director position to complement the Executive Chairman’s role, and to serve as the principal liaison between the independent directors and the Executive Chairman. Further information regarding the role of the Lead Independent Director is set forth below.

The Board of Directors recently reviewed its leadership structure and concluded that its current structure is the appropriate one for the Company at this time. Specifically, the Board of Directors determined that in light of the Company’s clear strategy and the strength of its overall governance practices, a combined Chairman/CEO role will more effectively unify the Board and management around the specific initiatives to support the Company’s strategy. The Board of Directors continues to evaluate Mr. Zelnick annually in each of his roles, and has retained the discretion to separate the Chairman/CEO roles at any time if the Board believes it would better serve the interests of the Company. The Board of Directors also concluded that its Lead Independent Director position effectively balances any risk of concentration of authority that may exist with a combined Chairman/CEO position.

Lead Independent Director. The Lead Independent Director is responsible for presiding at all Board of Directors meetings at which the Chairman of the Board of Directors is not present, convening regular and special meetings of the independent directors, developing the agenda for executive sessions of the independent directors and working with the Chairman to develop the agenda for meetings of the full Board, coordinating feedback to the Chairman on behalf of the independent directors, and coordinating with the General Counsel of the Company to respond to stockholders who have addressed a communication to the independent directors. The Lead Independent Director meets separately with one or more of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the General Counsel on approximately a bi-weekly basis to discuss the business strategy of the Company in greater detail and provide additional guidance to such members of management. These meetings enable the Lead Independent Director to gain a deeper understanding of any matters being handled by management which should be brought to the attention of the entire Board of Directors or a committee thereof, as well as an opportunity to obtain additional information on any matters which he believes may otherwise be of interest to the other directors and to provide advice to the other directors regarding such matters. The Lead Independent Director generally attends the meetings of the Audit Committee, Compensation Committee and Corporate Governance Committee. Finally, the Lead Independent Director is responsible for handling any matters concerning an actual or potential conflict of interest involving any other director. Mr. Dornemann was designated by the Board of Directors as the Chairman of the Executive Committee and, as such, also serves as the Lead Independent Director.

Compensation Committee. The Company has established a Compensation Committee of the Board of Directors, currently consisting of Messrs. Sheresky (Chair), Dornemann, Icahn and Moses, each of whom is an independent director under NASDAQ’s Rule 4200, a “non-employee director” as defined under the SEC rules and an “outside director” as defined under Section 162(m) of the Internal Revenue Code. The function of the Compensation Committee is to review the compensation policies and procedures of the Company, evaluate and approve the executive officers’ compensation and make recommendations to the Board of Directors regarding executive compensation. The Compensation Committee held six meetings during the fiscal year ended March 31, 2011.

Corporate Governance Committee. The Company has established a Corporate Governance Committee, currently comprised of Messrs. Moses (Chair), Dornemann and Sheresky. This committee is responsible for creating and maintaining overall corporate governance policies for the Company and identifying, screening and recruiting director candidates for the Board of Directors. The Corporate Governance Committee held five meetings during the fiscal year ended March 31, 2011.

The Corporate Governance Committee will consider nominees recommended by stockholders, provided that the recommendation contains sufficient information for the committee to assess the suitability of the candidate. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the committee receive.

When selecting directors, the Board of Directors reviews and considers many factors, including experience, business understanding, achievement, available time, diversity, skills and independence. It also will consider ethical standards, integrity and any conflict of interest. It considers recommendations primarily from stockholders of the Company and from members of the Board of Directors and management. The Corporate

Governance Committee conducts interviews with candidates who meet the criteria of the Board of Directors, and has full discretion in considering its nominations to the Board of Directors. The Board of Directors adopted Corporate Governance Guidelines, which include criteria to assess the suitability of candidates for the Board of Directors. These Corporate Governance Guidelines are posted on the Company’s website at “www.take2games.com” and can be accessed by clicking on “Corporate,” then “Corporate Governance,” then “Highlights.”

A stockholder wishing to nominate a candidate for election to the Board of Directors at the Company’s Annual Meeting of Stockholders to be held in 2012 is required to give written notice of an intention to make such a nomination between May 29, 2012 and June 28, 2012. Such notice should be addressed to Take-Two Interactive Software, Inc., 622 Broadway, New York, New York 10012, Attention: Corporate Communications.

The notice of nomination is required to contain information about both the nominee and the stockholder making the nomination, including information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be considered independent under the applicable rules of The NASDAQ Stock Market. A nomination that does not comply with these requirements will not be considered.

Audit Committee. The Company has established an Audit Committee of the Board of Directors, currently comprised of Messrs. Bowman (Chair), Cho and Nelson. The Board of Directors has determined that Mr. Bowman qualifies as an “audit committee financial expert” under federal securities laws. The Audit Committee held four meetings during the fiscal year ended March 31, 2011.

Risk Oversight. The Board of Directors exercises direct oversight of strategic risks to the Company. The Audit Committee reviews the Company’s policies for risk assessment and risk management and assesses steps management has taken to control such risks and exposures. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or to the relevant committee, which provides guidance on risk appetite, assessment, and mitigation. Each committee charged with risk oversight reports to our Board on those matters.

Director Stock Ownership Guidelines. The Company has adopted stock ownership guidelines for non-employee directors of the Company. Under these guidelines, non-employee directors are encouraged to own shares of Common Stock having a value equal to three times the annual cash retainer paid by the Company to its non-employee directors, which is currently $60,000. The ownership guidelines propose that current non-employee directors achieve such stock position within five years after the date of the adoption of the guidelines and that future non-employee directors achieve such ownership position within five years after the date of their election to the Board of Directors. Information regarding executive officer stock ownership guidelines is set forth in this proxy statement under “Compensation Discussion & Analysis.”

Code of Business Conduct and Ethics. The Company has adopted a written Code of Business Conduct and Ethics that applies to the directors, officers and employees of the Company, including the Company’s principal executive officer, principal financial officer, principal accounting officer and controller and any person performing similar functions. A copy of the Code of Business Conduct and Ethics is posted on the Company’s website at “www.take2games.com” and can be accessed by clicking on “Corporate,” then “Corporate Governance,” then “Highlights.”

Conflict of Interest Guidelines for Directors / Directors’ Code of Conduct. The Company has adopted a written Conflict of Interest Guidelines for Directors / Directors’ Code of Conduct that applies to directors of the Company. A copy of the Conflict of Interest Guidelines for Directors / Directors’ Code of Conduct is posted on the Company’s website at “www.take2games.com” and can be accessed by clicking on “Corporate,” then “Corporate Governance,” then “Highlights.”

Attendance at Stockholder Meetings. The Board of Directors has adopted a policy whereby director nominees are strongly encouraged to attend the Company’s annual meeting of stockholders. Seven out of our eight incumbent director nominees attended the last annual meeting of the Company’s stockholders in April 2010.

AMENDMENT TO THE 2009 STOCK INCENTIVE PLAN

(Proposal 2)

At the 2009 Annual Meeting, the stockholders of the Company approved the Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan (as amended, the “2009 Stock Incentive Plan”), which is designed to enable the Company to offer eligible employees, consultants and non-employee directors stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. At the Annual Meeting, the Company’s stockholders will be asked to approve the Amendment to the 2009 Stock Incentive Plan, which was approved unanimously by the Board of Directors at its meeting on July 12, 2011, to increase the available shares reserved thereunder by 5,000,000 shares, which the Board of Directors recommends that the Company’s stockholders approve and adopt. No other changes to the 2009 Stock Incentive Plan that are subject to stockholder approval are contemplated by the Amendment to the 2009 Stock Incentive Plan, which will become effective upon the approval of the Company’s stockholders. The Amendment to the 2009 Stock Incentive Plan also amends the 2009 Stock Incentive Plan to clarify that, in accordance with best equity incentive plan practices, in no event will stockholder approval of a transaction which, if consummated, would constitute a change in control under the 2009 Stock Incentive Plan, constitute a change in control under the plan until such transaction is consummated.

Burn Rate Commitment. In order to address potential stockholder concerns regarding the number of options, stock appreciation rights or other stock awards we intend to grant in a given year, the Board has committed to our stockholders that during the three-year period ending on October 31, 2012, it will not grant a number of shares subject to options, stock appreciation rights or other stock awards to employees or non-employee directors at an average rate greater than 5.47% of the weighted-average number of shares of our Common Stock that we believe will be outstanding over such three year period. For purposes of calculating the number of shares granted in a fiscal year with respect to this commitment, stock awards will count as equivalent to 1.5 option shares. The Company is currently in compliance with its burn rate commitment. In addition to our prior commitment, the Board also commits to our stockholders that over the next three fiscal years (commencing on April 1, 2011) it will not grant a number of shares subject to options, stock appreciation rights or other stock awards to employees or nonemployee directors at an average rate greater than 7.26% of the weighted-average number of shares of our Common Stock that we believe will be outstanding over such three-year period. For purposes of calculating the number of shares granted in a fiscal year with respect to this commitment, stock awards will count as equivalent to 2.5 option shares.

We continue to actively manage our use of shares of Common Stock available for equity-based compensation each year to maintain an acceptable burn rate. The following table sets forth, for each of the specified periods, the number of shares of Common Stock underlying stock options and the number of shares of time-vested restricted stock granted, as well as the number of shares of performance-vested restricted stock for which the stated performance goal was achieved in each period:

Period	Total Shares Underlying Stock Options Granted	Total Time-Vested Restricted Stock Granted	Total Performance-Vested Restricted Shares Earned
4/1/10 – 3/31/11	—	1,465,583	293,626
4/1/09 – 3/31/10*	—	4,706,899	120,576
11/1/08 – 10/31/09*	—	3,864,818	29,502

*	During the Period from 4/1/09 – 10/31/09, 3,042,270 shares of time-vested restricted stock were granted and 12,857 shares of performed-vested restricted stock were earned, and such shares are thereby double-counted for the fiscal years 4/1/09 – 3/31/10 and 11/1/08 – 10/31/09.

The following description of the 2009 Stock Incentive Plan, as amended by the Amendment to the 2009 Stock Incentive Plan, is a summary and is qualified in its entirety by reference to the 2009 Stock Incentive Plan, which was filed as Exhibit 10.1 to the Company’s Form 8-K filed with the Commission on April 23, 2009, the Amendment to the 2009 Stock Incentive Plan, which was attached as Annex A to the Company’s Proxy Statement filed with the Commission on February 26, 2010, and the Amendment to the 2009 Stock Incentive Plan, a copy of which is attached as Annex A to this Proxy Statement. All references to the “2009 Stock Incentive Plan” in this Proposal 2 shall be references to the 2009 Stock Incentive Plan, as amended by the Amendment to the 2009 Stock Incentive Plan.

Administration. The 2009 Stock Incentive Plan is administered by a committee (the “Committee”) which, with respect to eligible employees and consultants, will be the Compensation Committee, or such other committee or subcommittee of the Board of Directors appointed from time to time by the Board of Directors, consisting of two or more non-employee directors, each of whom is intended to be, to the extent required, a non-employee director as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an outside director as defined under Section 162(m) of the Internal Revenue Code and an independent director for the purposes of the applicable stock exchange rules. The Board of Directors will be the Committee with respect to the application of the 2009 Stock Incentive Plan to non-employee directors.

Generally, the Committee has full authority to administer and interpret the 2009 Stock Incentive Plan, to grant discretionary awards under the 2009 Stock Incentive Plan, to delegate authority to others or other committees, and to determine:

•	the persons to whom awards will be granted;

•	the types of awards to be granted;

•	the terms and conditions of each award;

•	the number of shares of Common Stock to be covered by each award;

•

when an award may be granted (however, awards may be granted only during the 45-day period following the filing of a quarterly report by the Company or the 30-day period following the filing of the Company’s annual report, or immediately prior to a change in control that occurs outside of such periods); and

•

all other matters arising in connection with the 2009 Stock Incentive Plan and the awards thereunder as the Committee, in its sole discretion, deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the 2009 Stock Incentive Plan.

The terms and conditions of individual awards will be set forth in written agreements that are consistent with the terms of the 2009 Stock Incentive Plan. Awards under the 2009 Stock Incentive Plan may not be made on or after the tenth anniversary of the 2009 Stock Incentive Plan’s adoption by the Board of Directors, except that awards (other than stock options or stock appreciation rights (“SARs”)) that are intended to be “performance-based” under Section 162(m) of the Internal Revenue Code will not be made after the fifth anniversary of the date of the last approval by the Company’s stockholders of the performance goals set forth in the 2009 Stock Incentive Plan.

Eligibility and Types of Awards. All employees and consultants of the Company and its affiliates and non-employee directors of the Company are eligible to be granted nonqualified stock options, SARs, restricted stock and other stock-based awards. In addition, the Company’s employees and employees of the Company’s affiliates that qualify as subsidiaries or parent corporations (as defined under Section 424 of the Internal Revenue Code) are eligible to be granted incentive stock options under the 2009 Stock Incentive Plan. As of the date of this proposal, approximately 622 employees are eligible to participate in the 2009 Stock Incentive Plan.

Available Shares. An aggregate of 2,213,255 shares of Common Stock have been reserved for issuance or for reference purposes under the 2009 Stock Incentive Plan with respect to awards granted thereunder (without giving effect to the proposed amendment to the 2009 Stock Incentive Plan as described in this Proxy Statement). Awards of Common Stock under the 2009 Stock Incentive Plan may be either authorized and unissued shares of Common Stock or shares of Common Stock held in treasury by the Company. In general, if awards under the 2009 Stock Incentive Plan are cancelled, expire or terminate unexercised for any reason, the shares covered by such awards will be available again for the grant of awards under the 2009 Stock Incentive Plan. The number of shares of Common Stock available for awards under the 2009 Stock Incentive Plan will be reduced by the total number of stock options or SARs exercised (regardless of whether the shares of Common Stock underlying such awards are actually issued as the result of net settlement), any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any award, and any shares of Common Stock repurchased in the open market with the proceeds of a stock option exercise. The closing price of the Common Stock on the NASDAQ on July 28, 2011, was $13.51 per share.

The following share limits apply under the 2009 Stock Incentive Plan with respect to awards granted during any given fiscal year:

Type of Award	Share Limit Per Year
Awards subject to the attainment of performance goals and intended to satisfy Section 162(m) of the Internal Revenue Code	1,000,000 shares per type of award per participant 4,000,000 shares per participant for all types of awards in the aggregate

Awards of restricted stock not subject to the attainment of specified performance goals	No limit

Nonqualified stock options, SARs, and other stock-based awards to non-employee directors	50,000 shares per type of award per director 100,000 shares per director for all types of awards in the aggregate

The Committee will adjust the above individual maximum share limitations, the aggregate number of shares of Common Stock available for the grant of awards and the exercise price of an award to reflect certain changes in the Company’s capital structure or business by reason of certain corporate transactions or events as provided in the 2009 Stock Incentive Plan.

Awards Under the 2009 Stock Incentive Plan. The following types of awards are available under the 2009 Stock Incentive Plan:

Stock Options. The Committee may grant incentive stock options (only to eligible employees) and nonqualified stock options to purchase shares of Common Stock. The Committee will determine the number of shares of Common Stock subject to each option, the term of each option (which may not exceed 10 years (or five years in the case of an incentive stock option granted to a 10% stockholder)), the exercise price, the vesting schedule (if any), and the other material terms of each option. No stock option may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value). Unless otherwise determined by the Committee at the time of grant, (i) stock options are subject to termination if prior to exercise the recipient engages in certain defined types of detrimental activity, and (ii) if the recipient engages in detrimental activity during the one-year period following the later of the date the stock option is exercised and the date the stock option becomes vested, the Company may recover at any time within the one-year period following such date, and upon request the recipient will pay to the Company, an amount equal to any gain realized as a result of the exercise (collectively, the “Detrimental Activity Provisions”).

Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at the time of grant, and the exercisability of such options may be accelerated by the Committee in its sole discretion. Upon the exercise of an option, the participant must make payment of the full exercise price, either (i) in cash, check, bank draft or money order; (ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee.

Stock Appreciation Rights. The Committee may grant SARs either with a stock option, which SARs may be exercised only at such times and to the extent the related option is exercisable (“Tandem SARs”), or independent of a stock option (“Non-Tandem SARs”). A SAR is a right to receive a payment in Common Stock or cash (as determined by the Committee) equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share covered by a SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be no less than the fair market value of the Common Stock on the date of grant in the case of a Non-Tandem SAR. The Committee may also grant “limited SARs,” either as Tandem SARs or Non-Tandem SARs, which become exercisable only upon the occurrence of a change in control of the Company or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Unless otherwise determined by the Committee at the time of grant, SARs are subject to the Detrimental Activity Provisions.

Restricted Stock. The Committee may award shares of restricted stock. Except as otherwise provided by the Committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares in the event of a merger, recapitalization, reorganization or similar event involving the Company, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The Committee may determine at the time of grant that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period.

Recipients of restricted stock are required to enter into a restricted stock agreement with the Company that states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals and the criteria or date or dates on which such restrictions will lapse.

If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Committee will establish for each recipient the applicable performance goals, formulas or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulas or standards while the outcome of the performance goals is substantially uncertain. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. Section 162(m) of the Internal Revenue Code requires that performance awards be based upon objective performance measures. The performance goals for performance-vesting restricted stock will be based on one or more of the objective performance goals discussed below.

Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units) under the 2009 Stock Incentive Plan that are payable in cash or denominated or payable in or valued by shares of Common Stock or factors that influence the value of such shares. The Committee will determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Internal Revenue Code and/or a minimum vesting period. The performance goals for other stock-based awards will be based on one or more of the objective performance goals discussed below.

Performance Goals. The following is a list of the performance goals from which the Committee may select in establishing the grant, vesting and/or payment provisions of awards intended to qualify as “performance based compensation” for purposes of Section 162(m) of the Internal Revenue Code, to be applied, where applicable and in the discretion of the Committee, on a Company-wide, divisional, or individual basis:

•	earnings per share, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization;

•	gross profit or gross profit return on investment;

•	gross margin or gross margin return on investment;

•	operating income, operating profit margin, net income, cash flow or economic value added;

•	revenue growth;

•	working capital;

•

specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee;

•	return on equity, assets or capital;

•	return on invested capital;

•	net revenues;

•	gross revenues;

•	total stockholder return;

•	fair market value of the shares of the Common Stock;

•	the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends; and

•	reduction in expenses.

To the extent permitted by law, the Committee may also exclude, or make adjustments to reflect, the impact of an event or occurrence that the Committee determines should be appropriately excluded or cause for adjustment, including:

•	restructurings, discontinued operations, extraordinary items or events and other unusual or non-recurring charges;

•	events either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; and

•	changes in tax law or a change in accounting standards required by generally accepted accounting principles.

Change in Control. Unless otherwise determined by the Committee at the time of grant, in a written employment agreement, or by an affirmative vote of a majority of the members of the Board of Directors prior to the occurrence of a change in control of the Company, awards subject to vesting and/or restrictions will accelerate and vest, or restrictions will lapse, upon a change in control of the Company. In addition, in the discretion of the Committee, awards may be (i) assumed and continued or substituted in accordance with applicable law, (ii) purchased by the Company for an amount equal to the price of the Common Stock paid in a change in control (less the aggregate exercise price of the awards) (or cancelled and extinguished pursuant to the terms of a merger or other purchase agreement), or (iii) cancelled if the price of the Common Stock paid in a change in control is less than the exercise price of the award. The Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.

Amendment and Termination. Notwithstanding any other provision of the 2009 Stock Incentive Plan, the Board of Directors or the Committee may at any time amend any or all of the provisions of the 2009 Stock Incentive Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that unless otherwise required by law or specifically provided in the 2009 Stock Incentive Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant and, provided further that the effectiveness of any amendment is subject to the approval of our stockholders to the extent required by Delaware law, Section 162(m) or 422 of the Internal Revenue Code, or the rules of the applicable stock exchange, as specified in the 2009 Stock Incentive Plan.

Miscellaneous. Awards granted under the 2009 Stock Incentive Plan are generally nontransferable (other than by will or the laws of descent and distribution), except that the Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

Certain U.S. Federal Income Tax Consequences. The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the 2009 Stock Incentive Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options. In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either such time. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of Common Stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed on the date of grant until the date three months prior to the date of exercise and such recipient does not sell the Common Stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option or (ii) one year after the date of exercise, a subsequent sale of the Common Stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

If the recipient is not continuously employed on the date of grant until the date three months prior to the date of exercise or such recipient disposes of the Common Stock acquired upon exercise of the incentive stock option within either of the above-mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise over the exercise price and (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Section 162(m) and 280G of the Internal Revenue Code (as described below), we will generally be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

Nonqualified Stock Options. A recipient will not realize any taxable income upon the grant of a nonqualified stock option, and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient will generally realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the Common Stock. Subject to the limitations under Section 162(m) and 280G of the Internal Revenue Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

All Options. With regard to both incentive stock options and nonqualified stock options, the following also apply: (i) any of our officers and directors subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their stock options, (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Internal Revenue Code regarding the $1 million limitation on deductible compensation), and (iii) in the event that the exercisability or vesting of any award is accelerated because of a change in control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Internal Revenue Code, which excess amounts may be subject to excise taxes and may be nondeductible by the Company.

In general, Section 162(m) of the Internal Revenue Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per year per person to its chief executive officer and three other executive officers whose compensation is disclosed in its proxy statement (other than the chief financial officer), subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that has been approved by stockholders, is administered by a committee of outside directors, and states the maximum number of shares with respect to which options may be granted to any recipient during a specified period. The 2009 Stock Incentive Plan is intended to satisfy these requirements with respect to options.

The 2009 Stock Incentive Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 2009 Stock Incentive Plan is not, nor is it intended to be, qualified under Section 401(a) of the Internal Revenue Code.

Future 2009 Stock Incentive Plan Awards. At this time, no awards in addition to those already granted and outstanding have been approved for grant to any employee, officer, non-employee director or consultant pursuant to the 2009 Stock Incentive Plan that are contingent upon the approval by our stockholders of the Amendment to the 2009 Stock Incentive Plan. We anticipate that other equity-based awards may be granted in the discretion of the Compensation Committee under the 2009 Stock Incentive Plan out of the additional shares of Common Stock to be reserved for issuance in connection with the approval of the Amendment to the 2009 Stock Incentive Plan; however, the number of shares of Common Stock that may be so granted will be based upon various prospective factors, including the nature of services to be rendered by our employees, officers, non-employee directors and consultants, and their potential contributions to our success. Accordingly, the number, type, and grantee(s) of actual future awards cannot be determined at this time.

THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE AMENDMENT TO THE 2009 STOCK INCENTIVE PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE 2009 STOCK INCENTIVE PLAN.

APPROVAL OF ZELNICKMEDIA MANAGEMENT AGREEMENT

(Proposal 3)

The Company is party to an existing Management Agreement with ZelnickMedia, dated as of March 30, 2007, as amended as of July 27, 2007, and February 14, 2008 (the “Existing Management Agreement”), pursuant to which ZelnickMedia provides financial and management consulting services to the Company. As previously disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2011 with the SEC, the Company and ZelnickMedia have entered into a new Management Agreement, dated as of May 20, 2011 (the “ZelnickMedia Management Agreement” or the “New Management Agreement”), which, upon effectiveness, will supersede and replace the Existing Management Agreement except as otherwise contemplated therein. At the Annual Meeting, the Company’s stockholders will be asked to approve the New Management Agreement, which will become effective only upon such approval. Such approval will also constitute approval of the grant to ZelnickMedia of the restricted stock awards contemplated by the New Management Agreement, as described below, for purposes of applicable NASDAQ Listing Rules. If the Company’s stockholders do not approve the New Management Agreement, the New Management Agreement will be null and void, and the Company and ZelnickMedia will continue to operate under the terms and conditions of the Existing Management Agreement.

The following description of the New Management Agreement is a summary and is qualified in its entirety by reference to the New Management Agreement, a copy of which is attached as Annex B to this Proxy Statement.

Background

On several occasions during the past year, the Board of Directors met in executive session (without Mr. Zelnick present) to discuss the Company’s relationship with ZelnickMedia and the terms of the Existing Management Agreement, which is scheduled to expire by its terms in October 2012. The Board of Directors determined that a committee of independent directors should evaluate the situation and the issues arising therefrom and report back to the Board of Directors, meeting in executive session, with a recommendation.

During the course of its review, the independent committee, consisting of Messrs. Dornemann, Icahn and Sheresky, evaluated the Company’s relationship with ZelnickMedia under the terms of the Existing Management Agreement, analyzed ZelnickMedia’s performance and contributions to date and defined the goals and objectives of the relationship in the future. To assist in this regard, the committee retained the services of an independent compensation consultant, PayGovernance LLC, to review a proposed compensation package for ZelnickMedia and provide information on the proposal relative to various market reference points, as well as governance and plan design considerations. Except for these services provided to the committee, PayGovernance LLC has not performed any services for the Company or ZelnickMedia.

In February 2011, the independent committee met to receive an executive compensation analysis delivered by PayGovernance LLC. Following the study and discussion of such analysis, including supplements thereto, the committee agreed upon the key terms of the proposed New Management Agreement. The committee presented its recommendation to the Board of Directors in executive session.

After subsequent meetings of the committee and the Board of Directors in executive session, and after negotiations with representatives of ZelnickMedia, on May 20, 2011, the independent members of the Board of Directors approved, and the Company and ZelnickMedia thereafter entered into, the New Management Agreement, subject to the further approval of the Company’s stockholders at the Annual Meeting.

Rationale for a New Agreement

The independent members of the Board of Directors believe it is in the Company’s best interests to retain the ZelnickMedia team to continue to lead the Company. The ZelnickMedia team has held the primary executive management role in the Company since 2007 and has played a significant part in contributing to the growth in shareholder value over the past several years. The independent members of the Board of Directors believe it is important to renew and replace the Existing Management Agreement prior to its expiration in 2012 to ensure that there are meaningful equity incentives in place for the Company’s executive leadership team, both for the short-term and long-term.

In 2008, pursuant to the Existing Management Agreement, the Company granted ZelnickMedia a time-based restricted stock award of 600,000 shares of the Company’s Common Stock (the “Original Time-Based Award”), all of which have now fully vested; and the Company also granted ZelnickMedia a performance-based restricted stock award of 900,000 shares of the Company’s Common Stock (the “Original Performance-Based Award”). The Original Performance-Based Award was tied to achieving 75th percentile Total Shareholder Return (“TSR”) relative to the NASDAQ Industrial Index over a four-year term. That grant has not vested because TSR has not achieved the requisite performance level, partly because the grant was made when the Company was trading near an all-time high of $26 per share (due to a temporary market premium arising from a failed takeover bid). Although there is one more year left in the performance cycle, it is highly unlikely that any shares from the Original Performance-Based Award will vest.

In considering adopting a new management agreement, the independent members of the Board of Directors also reviewed the Company’s performance and the compensation delivered to ZelnickMedia from 2007 to 2009 compared to other companies in the Company’s compensation peer group (as further discussed herein). In performing this analysis, the independent members of the Board of Directors reviewed ZelnickMedia’s “realizable compensation” over the period, including management fee earned, actual bonuses paid, the value of the Original Time-Based Award and the Original Performance-Based Award, and the in-the-money value of the stock option grant made to ZelnickMedia in 2007 pursuant to the Existing Management Agreement (this stock option grant consisted of stock options to acquire 2,009,075 shares of Common Stock at an exercise price of $14.74 per share, all of which are now fully vested and expire in 2017).

The peer company analysis demonstrated that:

•	the Company performed at the 39th percentile of the peer group with respect to three-year TSR; and

•	the realizable compensation for ZelnickMedia of $14.1 million was at the 11th percentile against the peer group.

The findings from the peer company analysis demonstrated that the Company’s relative TSR performance was stronger than its relative realizable compensation and helped to support the decision by the independent members of the Board of Directors to establish a new management agreement with ZelnickMedia with a new equity compensation opportunity.

Positions Covered by the Agreement

The New Management Agreement, like the Existing Management Agreement, covers a team of three senior executive positions, plus project level assistance as needed.

The three senior executive positions are:

•	Mr. Zelnick will serve as the Executive Chairman of the Board and Chief Executive Officer;

•	Mr. Slatoff will serve as the Chief Operating Officer; and

•	An employee of ZelnickMedia will serve as a Vice President or in another senior position.

In determining the compensation levels for the New Management Agreement, the independent members of the Board of Directors considered competitive pay packages for those three positions in the aggregate using a combination of publicly-disclosed data and proprietary survey sources as described herein.

Primary Pay Elements

In designing the compensation under the New Management Agreement, the independent members of the Board of Directors were committed to developing a market-competitive agreement that was performance-based, with the majority of the compensation tied to stock performance. Similar to the Existing Management Agreement, the New Management Agreement includes four elements of compensation:

•	A management fee (similar to salary) equal to $2.5 million for fiscal year 2012 (the same as under the Existing Management Agreement), with 3% annual increases over the term of the agreement;

•

An annual incentive bonus opportunity tied to EBITDA performance (or another financial metric) as in the Existing Management Agreement, with a target incentive of $1.75 million in fiscal year 2012 and a maximum of $3.5 million, with 3% annual increases over the term of the agreement;

•	There is no payout at 80% of the EBITDA performance goal or lower.

•	An equity award consisting of two up-front equity grants:

•	40% of the award is in the form of 1.1 million shares of time-based restricted stock, which will vest over four years;

•

60% of the award is in the form of performance-based restricted stock tied to TSR performance against the NASDAQ Composite Index. There is a maximum opportunity of 1.65 million shares over the term of the agreement if TSR is at or higher than the 75th percentile of the NASDAQ Composite Index at the end of each year.

•	825,000 shares will be earned over the term of the agreement if TSR is at the median of the index in each of the four years;

•	No shares will be earned if performance is below the median of the index.

•	The independent members of the Board of Directors currently do not anticipate making additional equity grants to ZelnickMedia over the course of the New Management Agreement.

Other Features

The New Management Agreement includes the following corporate governance oriented features:

•	Fixed Term—no evergreen provisions or automatic renewal;

•	Double-Trigger change in control provisions for cash severance and equity vesting;

•	Performance-based equity vesting for the performance shares upon a change of control;

•	No Tax Gross-Up provisions for 280G or any other purposes;

•	Stock Holding Requirement of four times (4x) the annual management fee;

•

A “Clawback Policy” providing for recovery of compensation in certain instances of fraudulent conduct related to financial reporting as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; and

•	Confidentiality and Non-Solicitation protections.

Pay Analyses

Benchmarking

In an effort to ensure that the committee’s concerns with respect to pay-for-performance and pay competiveness were addressed, the committee engaged its own independent compensation consultant, Pay Governance LLC, to perform analyses and provide guidance about the economic components of the New Management Agreement.

Compensation benchmarking was done for the three ZelnickMedia roles (Chief Executive Officer, Chief Operating Officer and Vice President) in the competitive market in order to determine an appropriate level of compensation for the New Management Agreement. The compensation benchmarking considered 2009 pay opportunity levels in the market, including salary, target bonuses, and the fair value and types of stock grants. The benchmarking also included the “realizable” compensation analyses of actual and estimated 2007-2009 pay and performance.

The roles of Chief Executive Officer and Chief Operating Officer were benchmarked to the market using publicly-available data taken from most recent proxy statements of the Company’s compensation peer group. This is the same peer group used to establish pay levels for other executive officers within the Company, as described elsewhere in this proxy statement. The peer group was also studied after dropping four of the larger market cap technology companies (Adobe, Autodesk, Intuit, and McAfee), with similar results found for this smaller, size-adjusted group.

The Vice President position was benchmarked to a proprietary survey of the Information Technology Industry in which the Company participates.

Competitive Positioning

The New Management Agreement was designed to deliver competitive compensation when benchmarked against aggregate levels for the three executive roles on an annual basis.

Assuming that the target annual incentive is earned, and based on a $15 per share grant price for the equity awards, the fair value of the total package is estimated to be $56.7 million over the term of the contract from April 1, 2011 through May 31, 2015 (or $13.6 million per annum during the term). Additionally, the committee and the independent members of the Board of Directors considered the performance-orientation of the compensation under the New Management Agreement such that upper quartile compensation could only be realized for upper quartile performance.

The following chart compares the potential compensation for ZelnickMedia under the New Management Agreement (assuming a $15 per share grant price) to the aggregate compensation opportunity of the market benchmarks detailed above:

As depicted above, if the Company’s performance was such that ZelnickMedia earned a target-level bonus ($1.75 million) and performed at the 50th percentile of the NASDAQ Composite Index (earning 206,250 performance-based restricted shares) in the first year of the agreement, total compensation would be below the median of the peer group’s target compensation.

If the Company’s performance was such that ZelnickMedia earned a maximum bonus ($3.5 million) and performed at the 75th percentile of the NASDAQ Composite Index (earning 412,500 performance-based restricted shares) in the first year of the agreement, total compensation would be aligned with the 75th percentile of the peer group’s target compensation.

Summary of Agreement Provisions

Term of Agreement

The New Management Agreement provides for a term through May 31, 2015, unless earlier terminated in accordance with its terms.

Personnel

Under the New Management Agreement, (i) Strauss Zelnick will serve as Executive Chairman of the Board and Chief Executive Officer of the Company, (ii) Karl Slatoff will serve as the Company’s Chief Operating Officer, (iii) an employee of ZelnickMedia will serve as a Vice President or in another senior position of the Company and (iv) other ZelnickMedia personnel as appropriate will provide services to the Company on a project-by-project, as needed basis.

If Mr. Zelnick or any other employee of ZelnickMedia acting in an executive capacity for the Company pursuant to the New Management Agreement is unable or unavailable to serve in such capacity (other than due to a termination by the Company without Cause or their resignation for Good Reason (as such terms are defined in such person’s employment agreement with the Company or, in the case of Mr. Zelnick, in the New Management Agreement)), and ZelnickMedia is unable to provide a qualified individual within a reasonable period of time to serve in such capacity who is reasonably satisfactory to the Board of Directors, then the Company may fill such position with a person not affiliated with ZelnickMedia and deduct the costs of such person’s compensation from ZelnickMedia’s compensation under the New Management Agreement.

Services Provided by ZelnickMedia

As in the Existing Management Agreement, ZelnickMedia is engaged under the New Management Agreement to consult with the Board of Directors and management of the Company on such business and financial matters as may be reasonably requested from time to time by the Board, including but not limited to:

•	Oversee and supervise the operations of the Company and its subsidiaries in accordance with policies established by the Board and usual and customary standards of efficient operation and maintenance;

•	assist in the preparation of operating budgets and business plans;

•	advise and assist the Company and its subsidiaries regarding their corporate and financial structure;

•	advise and assist the Company and its subsidiaries in formulating long-term business strategies;

•	assist the Company in recruiting senior management;

•	advise and assist the Company in securing equity and/or debt financing and negotiating and structuring the terms of such financing;

•	assist the Company and its subsidiaries with controlled mergers and acquisitions with, and of, third party entities;

•	advise and assist the Company in evaluating potential sale or exit opportunities, structuring and negotiating a sale of the Company, or leveraged recapitalization; and

•

respond to Board requests concerning, and perform any other management services incidental to, the foregoing, or any other management or advisory services reasonably requested by the Board from time to time and to which ZelnickMedia agrees.

Management Fee

A management fee will be paid to ZelnickMedia in monthly installments beginning at a per annum rate of $2,500,000 for the first year of the New Management Agreement. The management fee will be increased at a rate of 3% per annum on an annual basis, effective April 1st of each year, for the remainder of the term of the agreement.

A 3% annual increase is consistent with historical executive salary increases in the market as well as future Consumer Price Index projections.

The schedule for the management fees under the New Management Agreement is as follows:

Payment Date	Annual Rate	Monthly Rate
First payment date through and including 3/1/12	$2,500,000	$208,333
4/1/12 through and including 3/1/13	$2,575,000	$214,583
4/1/13 through and including 3/1/14	$2,652,250	$221,021
4/1/14 through and including 5/1/15	$2,731,818	$227,651

Annual Incentive Bonus

ZelnickMedia will have the opportunity to earn an annual incentive bonus based on the Company’s performance against the Company’s annual EBITDA target (or another financial performance target reasonably determined by the Board of Directors, excluding any member of the Board who is a shareholder, affiliate, member and/or partner in ZelnickMedia), which will be set within 30 days of the beginning of the applicable fiscal year by mutual agreement of the Company and ZelnickMedia, each acting reasonably and in good faith.

The annual incentive bonus will vary based on performance such that performance at or below 80% of the target will result in no payout and performance at or above 150% of the target will result in a payout of two times the target incentive bonus.

The following graphic depicts the payout curve for the proposed annual incentive plan:

In line with the management fee, the target annual incentive bonus will increase at a rate of 3.0% per annum. The annual incentive bonus schedule for the length of the New Management Agreement is as follows:

Fiscal Year Ending	80% of Target	Target	120% of Target	150% or > of Target
3/31/12	$0	$1,750,000	$2,500,000	$3,500,000
3/31/13	$0	$1,802,500	$2,575,000	$3,605,000
3/31/14	$0	$1,856,575	$2,652,250	$3,713,150
3/31/15	$0	$1,912,272	$2,731,818	$3,824,545

Payouts for results between established performance levels will be calculated using straight-line interpolation.

Subsequent to the annual bonuses listed above, ZelnickMedia will have the opportunity to earn a pro-rated bonus for the two-month period covering the end of the New Management Agreement term from 3/31/15 to 5/31/15 based on the following full-year equivalent levels:

80% of Target	Target	120% of Target	150% or > of Target
$0	$1,969,640	$2,813,772	$3,939,281

The pro-rated award and performance levels are subject to adjustments for seasonality and other factors.

Equity-Based Incentives

Equity-based incentives are provided in two forms:

•	40% time-based restricted stock; and

•	60% performance-based restricted stock.

Time-Based Restricted Stock

A grant of 1,100,000 time-based restricted shares will vest equally at a rate of 25% per year over the four-year term of the New Management Agreement. The specific vesting schedule is as follows:

Vesting Date	Shares Vesting
4/1/2012	275,000
4/1/2013	275,000
4/1/2014	275,000
4/1/2015	275,000

Performance-Based Restricted Stock

The potential to earn up to 1,650,000 performance-based restricted shares over the four-year term of the New Management Agreement is contingent on the Company’s relative TSR versus the NASDAQ Composite Index.

The performance schedule is as follows:

Vesting Tranche	Starting Date	Vesting Date	< 50th Percentile	50th Percentile	75th or > Percentile
1	4/1/11	4/1/12	0	206,250	412,500
2	4/1/12	4/1/13	0	206,250	412,500
3	4/1/13	4/1/14	0	206,250	412,500
4	4/1/14	4/1/15	0	206,250	412,500

Payouts for results between established performance levels will be calculated using straight-line interpolation.

If fewer than 100% of eligible shares vest during any one-year vesting period, the unvested shares will remain eligible to vest based on cumulative results as determined at the next measurement date.

For example, if performance for the initial one-year term (4/1/11 to 4/1/12) is such that less than 412,500 shares are earned on the initial vesting date (4/1/12), the remaining shares (412,500 less shares earned) will be subject to vesting on the next vesting date (4/1/13) based on performance measured from 4/1/11 to 4/1/13.

The starting and ending share prices for the Company and the NASDAQ Composite Index companies will be established using a 90-day average of closing prices up to and including the respective starting and ending dates.

For the performance period starting on 4/1/11, the Company’s starting share price for measurement was established at $15.00. In establishing the $15.00 starting share price, the committee and the Board of Directors considered the 60-day and 90-day trailing average of the Company’s share price as of 4/1/11, and determined that the $15.00 level was greater than each metric.

Termination Provisions

Termination provisions have been designed to provide for rapid transition in a manner that is both fair to ZelnickMedia and the Company by providing appropriate levels of compensation following a termination of the New Management Agreement (other than for Cause).

Cash Compensation Implications

Scenario	Management Fee	Annual Incentive Bonus
By Company for Cause	Pro-rated management fees for time worked in the month of termination	No payment if terminated prior to completion of a fiscal year; payment at the earned performance level if terminated after a completed fiscal year but prior to payout

By ZelnickMedia Without Good Reason (as defined in the New Management Agreement)	Pro-rated management fees for time worked in the month of termination	No payment if terminated prior to completion of a fiscal year; payment at the earned performance level if terminated after a completed fiscal year but prior to payout

By Company Without Cause (as defined in the New Management Agreement)	Pro-rated management fees for time worked in the month of termination	No payment if terminated prior to completion of a fiscal year; payment at the earned performance level if terminated after a completed fiscal year but prior to payout

The lesser of (i) all management fees that would have been paid for the remaining term of the agreement, plus the amount of all annual bonuses not yet accrued or paid that would have been payable in respect of any fiscal year through May 31, 2015, assuming 100% of the target is met in each such fiscal year and (ii) three times (3x) the sum of the then-current per annum management fee plus the then-current 100% target bonus amount

By ZelnickMedia for Good Reason	Pro-rated management fees for time worked in the month of termination	No payment if terminated prior to completion of a fiscal year; payment at the earned performance level if terminated after a completed fiscal year but prior to payout

The lesser of (i) all management fees that would have been paid for the remaining term of the agreement, plus the amount of all annual bonuses not yet accrued or paid that would have been payable in respect of any fiscal year through May 31, 2015, assuming 100% of the target is met in each such fiscal year and (ii) three times (3x) the sum of the then-current per annum management fee plus the then-current 100% target bonus amount

Change-in-Control + Termination “Double- Trigger”	Pro-rated management fees for time worked in the month of termination	No payment if terminated prior to completion of a fiscal year; payment at the earned performance level if terminated after a completed fiscal year but prior to payout

The lesser of (i) all management fees that would have been paid for the remaining term of the agreement, plus the amount of all annual bonuses not yet accrued or paid that would have been payable in respect of any fiscal year through May 31, 2015, assuming 100% of the target is met in each such fiscal year and (ii) three times (3x) the sum of the then-current per annum management fee plus the then-current 100% target bonus amount

Change-in-Control No Termination	No acceleration of management fees	No acceleration of annual incentive bonus

Equity Compensation Implications

Scenario	Time-Based Restricted Stock	Performance-Based Restricted Stock
By Company for Cause	Forfeit unvested shares	Forfeit unvested/unearned shares

By ZelnickMedia Without Good Reason	Forfeit unvested shares	Forfeit unvested/unearned shares

By Company Without Cause	All unvested shares vest	Any then-unvested shares vest contingent and based on the Company’s TSR relative to the TSR of the peer companies from April 1, 2011 through such termination; unearned shares remain outstanding and eligible to vest upon the consummation of a Change in Control (as defined in the New Management Agreement) pursuant to a Board approved agreement or the Company’s announcement of its intention to consummate a Change in Control within 90 days after termination, and thereafter, to the extent not vested, are forfeited

By ZelnickMedia For Good Reason	All unvested shares vest	Any then-unvested shares vest contingent and based on the Company’s TSR relative to the TSR of the peer companies from April 1, 2011 through such termination; unearned shares remain outstanding and eligible to vest upon the consummation of a Change in Control pursuant to a Board approved agreement or the Company’s announcement of its intention to consummate a Change in Control within 90 days after termination, and thereafter, to the extent not vested, are forfeited

Change-in-Control + Termination “Double-Trigger”	All unvested shares vest	A certain number of unvested shares will vest in full based on the Company’s TSR relative to the TSR of the peer companies from April 1, 2011, through such Change in Control; unearned shares are forfeited.

Change-in-Control No Termination	No accelerated vesting; shares continue to vest according to the vesting schedule

A certain number of unvested shares will become eligible to vest and will vest in full upon the next regular vesting date for such shares, or if earlier, a termination of the agreement by the Company without Cause or by ZelnickMedia with Good Reason, based on the Company’s TSR relative to the TSR of the peer companies from April 1, 2011, through such Change in Control.[1]

Vesting-eligible shares will be treated in the same manner as any other shares of unvested restricted stock outstanding under the Take-Two Interactive Software, Inc. 2009 Incentive Stock Plan, as amended.

All shares that do not become eligible to vest following a Change in Control (based on the Company’s TSR relative to the TSR of the Peer Companies from April 1, 2011, through such Change in Control, as described above) will automatically be forfeited.

[1]

ZelnickMedia may require the Company to cancel such vesting-eligible shares upon such Change in Control and deposit into a bankruptcy-remote “secular” trust an amount in cash equal to the market value of the consideration payable in connection with such Change in Control in respect of each such share, which cash will be paid to ZelnickMedia at such time as the vesting-eligible shares would have otherwise vested.

Existing Awards

Upon any termination of the New Management Agreement or the consummation of a Change in Control, the shares of restricted stock granted in connection with the Existing Management Agreement will vest in accordance with the terms of the Existing Management Agreement and the applicable original grant agreements.

In the event a Change in Control occurs at any time prior to June 13, 2012, the number of then-unvested shares of performance-based restricted stock granted pursuant to the Existing Management Agreement that is equal to the number of shares of performance-based restricted stock granted pursuant to the New Management Agreement that have vested as of immediately prior to such Change in Control (or that will become vesting-eligible shares upon such a Change in Control) will be automatically forfeited for no consideration upon the consummation of such Change in Control; provided that the number of shares of performance-based restricted stock granted pursuant to the Existing Management Agreement that may be forfeited as provided above will not exceed 450,000 shares.

Shareholding Requirements

ZelnickMedia is required to hold 4X the then current management fee in Company equity during the term of the agreement. Unvested time-based restricted stock will count towards meeting the holding requirement, and unvested performance-based restricted stock or options will not count towards meeting the holding requirement.

Registration Statement

At any time following May 20, 2012, and within 45 days following the request of ZelnickMedia, pursuant to the New Management Agreement the Company must file a Registration Statement with the SEC on Form S-3 registering for resale all of the shares of Common Stock granted to ZelnickMedia under the New Management Agreement or the Existing Management Agreement, including the shares of Common Stock issuable upon exercise of the option granted under the Existing Management Agreement.

Clawback Policy

Under the terms of the New Management Agreement, ZelnickMedia and its shareholders, partners, employees, members and other affiliates who are deemed “Executives” under the Clawback Policy (as defined below) will be required to comply with the section of the Company’s Corporate Governance Guidelines entitled “Recovery of Improperly-Awarded Incentive Compensation” (the “Clawback Policy”), which is available on the Company’s website at www.take2games.com, including as may be amended or superseded to the extent required to comply with any rules adopted by the SEC in response to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. This policy requires the reimbursement of any bonus or incentive compensation awarded to a covered person and/or the cancellation of unvested restricted stock or outstanding stock option awards previously granted to a covered person, in each case, where: (1) the payment was predicated upon achieving certain financial results that were subsequently determined to have been erroneously reported; (2) the Board of Directors determines that the person engaged in knowing or intentional fraudulent or illegal conduct that caused or substantially caused such erroneous reporting to have occurred; and (3) a lower payment would have been made to the person based upon the corrected financial results.

THE INDEPENDENT MEMBERS OF THE BOARD OF DIRECTORS BELIEVE THAT APPROVAL OF THE ZELNICKMEDIA MANAGEMENT AGREEMENT IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMEND THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ZELNICKMEDIA MANAGEMENT AGREEMENT.

ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS (Proposal 4)

In accordance with the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote with respect to the compensation of our executive officers listed in the Summary Compensation Table (the “NEOs”) for fiscal year 2011, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosures. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. This vote is commonly known as a “say on pay” advisory vote.

The compensation of our NEOs is described in detail in the “Compensation Discussion and Analysis” section of this Proxy Statement beginning on page 33, which we encourage you to read for additional details on our executive compensation programs and compensation of our NEOs for the fiscal year ended March 31, 2011.

Our executive compensation programs are based on three core principles that are designed to motivate our NEOs to achieve annual financial and strategic objectives to enhance the profitability of the Company and create long-term stockholder value. The fiscal year 2011 compensation of our NEOs reflected these core principles:

•	A significant portion of each NEO’s cash compensation was based on the annual financial performance of the Company and therefore “at risk”;

•

A significant portion of each NEO’s total compensation was provided in the form of long-term equity, a significant portion of which was subject to stock price performance, to further align the interest of NEOs and stockholders; and

•

The target total direct compensation package for each NEO (other than our NEOs who are compensated pursuant to our arrangements with ZelnickMedia) was consistent with market practices for executive talent and each NEO’s individual experience, responsibilities and performance.

We believe that our compensation programs and policies for the fiscal year ended March 31, 2011, were consistent with our core compensation principles, an effective incentive for the achievement of positive results, aligned with stockholders’ interests, supported by strong compensation governance practices and worthy of continued stockholder support. Accordingly, we ask for our stockholders to indicate their support for the compensation paid to our NEOs by voting “FOR” the following non-binding resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve the compensation of the named executive officers for fiscal year 2011, including the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosures as included in this Proxy Statement.”

Because your vote is advisory, the result will not be binding upon the Company. Although not binding, the Board of Directors values the opinions of our stockholders and will review and consider the outcome of the vote, along with other relevant factors, in evaluating its compensation program for our NEOs.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS BELIEVES THATAPPROVAL OF THE FOREGOING RESOLUTION ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS IS IN THE BEST INTEREST OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NEOS, AS STATED IN THE ABOVE NON-BINDING RESOLUTION.

ADVISORY VOTE REGARDING THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

(Proposal 5)

In addition to holding a “say on pay” advisory vote, we are seeking an advisory, non-binding vote regarding the frequency of future advisory “say on pay” votes in accordance with the SEC’s proxy rules.

Stockholders will be able to vote that we hold this advisory vote every year, two years, or three years, or stockholders may abstain from voting on this proposal.

After due consideration, the Board has decided to recommend that this advisory vote on executive compensation occur annually. While there are valid arguments for biennial and triennial votes, we believe that an annual vote is consistent with what the majority of stockholders would prefer. The Board’s decision was based further on the premise that this recommendation could be modified in future years if it becomes apparent that an annual vote is not meaningful, is burdensome, or is more frequent that recommended by best corporate governance practices.

Because your vote is advisory, the results will not be binding upon the Company. Although not binding, the Board of Directors values the opinions of our stockholders and will review and consider the outcome of the vote and disclose its decision as to the frequency of future advisory votes on executive compensation by filing a Current Report on Form 8-K no later than 150 days after the Annual Meeting.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS BELIEVES THAT ANNUAL ADVISORY VOTES ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS OF THE COMPANY ARE IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR CONDUCTING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION ANNUALLY.

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 6)

The Audit Committee of the Board of Directors has appointed E&Y as the Company’s independent registered public accounting firm to audit its consolidated financial statements for its fiscal year ending March 31, 2012. Although action by the stockholders on this matter is not required, the Audit Committee believes it is appropriate to seek stockholder ratification of the appointment of the independent registered public accounting firm to provide a forum for stockholders to express their views with regard to the Audit Committee’s appointment. If the stockholders do not ratify the appointment of E&Y, the selection of independent registered public accounting firms may be reconsidered by the Audit Committee; provided, however, that the Audit Committee retains the right to continue to engage E&Y. In addition, notwithstanding the ratification of E&Y as the Company’s independent registered public accounting firm for the year ending March 31, 2012, the Audit Committee retains the right to replace E&Y at any time without stockholder approval.

THE BOARD OF DIRECTORS BELIEVES THAT RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” SUCH RATIFICATION.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

E&Y has been the Company’s independent registered public accounting firm and has audited the Company’s financial statements since April 2006. The Company has been advised that representatives of E&Y will be present at the Annual Meeting with the opportunity to make a statement if the representatives desire to do so. It is expected that the representatives will be available to respond to appropriate questions.

Pre-Approval Policies and Procedures

Pursuant to its charter, the Audit Committee is responsible for reviewing and pre-approving all audit and non-audit services. The Audit Committee may delegate pre-approval authority to the chairman or another member of the Audit Committee, in which case such approval must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all audit, audit-related, tax and other services provided by E&Y for the recently completed fiscal year.

Independent Auditor Fee Information

The aggregate fees billed by E&Y for the fiscal year ended October 31, 2009, the transition period of November 1, 2009 to March 31, 2010 (the “Transition Period,” or “2010T”) and the fiscal year ended March 31, 2011, are set forth below. The Audit Committee believes that the services performed by E&Y were compatible with maintaining E&Y’s independence.

	10/31/2009	2010T	3/31/2011
Audit(1)	$3,994,594	$2,499,512	$2,830,880
Audit-Related	2,500	2,500	—
Tax	502,000	374,000	730,700

Total	$4,499,094	$2,876,012	$3,561,580

(1)	Includes quarterly reviews and audit of financial statements and internal control over financial reporting, statutory audits, services associated with registration statements and other SEC filings.

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed to be incorporated by reference into any such filing.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Review of the Company’s Audited Financial Statements for the Transition Period and Fiscal Year Ended March 31, 2011

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements included in the Annual Report with Company management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, Communication With Audit Committees (as amended), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

The Audit Committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s report on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control, including internal control over financial reporting, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in the Annual Report on Form 10-K for the year ended March 31, 2011 and the Transition Report on Form 10-KT for the Transition Period filed by the Company with the SEC. The Audit Committee also has appointed E&Y as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012.

Submitted by the Audit Committee

of the Board of Directors:

Robert Bowman (Chair)

James L. Nelson

SungHwan Cho

Dated: July 29, 2011

COMPENSATION DISCUSSION AND ANALYSIS

Objectives and Philosophy of Executive Compensation

The Company’s mission is to produce superior financial returns to its stockholders by pursuing a strategy of capitalizing on the widespread popularity of interactive entertainment, focusing on publishing a select number of high quality titles for which we can create sequels and build successful franchises.

To fulfill this mission, the Company must attract and retain employees, including our NEOs, who are committed to creativity, efficiency and innovation, who will support the Company’s strong team orientation and who understand and are capable of adhering to and driving sound corporate governance policies and practices. Accordingly, the compensation for the NEOs is designed to:

•	enhance the profitability of the Company and increase stockholder value;

•

link a significant part of NEO compensation to the Company’s long-term financial and stock price performance and thereby long-term stockholder value, which aligns the NEOs’ and stockholders’ interests, by facilitating significant ownership of our Common Stock by the NEOs;

•	attract, motivate, and retain qualified individuals;

•	reward Company success, while promoting each NEO’s contribution to the Company’s profitability and growth, individual initiative, leadership and achievements and promoting the management of risks;

•	motivate the NEOs to build a career at the Company and to contribute to our future success; and

•	permit NEOs to remain focused on our business even in the midst of change in control transactions.

The Company seeks to provide competitive compensation that is commensurate with performance and integrates individual efforts, Company and business-unit results, and financial rewards. Accordingly, a significant portion of the total compensation paid to the NEOs is placed at risk through annual and long-term incentives, which combination of incentives is designed to align the performance of the NEOs and the Company’s annual operating objectives and earnings performance with long-term stockholder value creation.

Executive Chairman, CEO, COO, and Executive Vice President Compensation

As discussed in more detail below, Strauss Zelnick, our Executive Chairman and Chief Executive Officer, Ben Feder, our former Chief Executive Officer, and Karl Slatoff, our Chief Operating Officer were compensated for their respective services to the Company during fiscal year 2011 and the Transition Period primarily pursuant to the management agreement (the “Existing Management Agreement”), dated as of March 30, 2007, and as amended on July 26, 2007, and February 14, 2008, entered into between the Company and ZelnickMedia, a media investment and management firm, to provide us with executive management services through October 31, 2012. As described herein, the Company’s stockholders are being asked to approve the New Management Agreement at the Annual Meeting, which would replace the Existing Management Agreement as set forth therein. The provisions of the Existing Management Agreement, as described under “Certain Relationships and Related Transactions—Management Agreement” below, establish the payments and benefits to which ZelnickMedia is entitled as consideration for providing the services set forth therein; however, the allocation of any revenues of ZelnickMedia among its principals is not set forth in the Existing Management Agreement or determined by means of any process in which the Company participates. In connection with their provision of services to the Company pursuant to the Existing Management Agreement, the actual amount of compensation received by Messrs. Zelnick and Slatoff is determined, and the actual amount of compensation previously received by Mr. Feder was determined, in the sole discretion of ZelnickMedia and without the Company’s knowledge.

In February 2008, the Company also entered into an employment agreement with each of Messrs. Feder and Slatoff, pursuant to which they initially served as Chief Executive Officer and Executive Vice President, respectively, of the Company, which agreements provide for terms that run concurrently with the term of the Existing Management Agreement, unless earlier terminated upon the respective executive’s death or resignation, or by the Board of Directors for any reason, and each of them receives an annual salary of $1.00. The employment agreements with Messrs. Feder and Slatoff provide that neither of them is entitled to receive an annual bonus from the Company. The employment agreements also provide for participation in all benefits and plans which the Company may institute from time to time for its executive officers and employees. The employment agreements do not provide for any continued obligations of the Company following a termination of Mr. Feder’s or Mr. Slatoff’s employment other than continued indemnification rights and coverage under the Company’s directors’ and officers’ liability insurance policies. In addition, the employment agreements with Messrs. Feder and Slatoff provide that during their respective employment terms and, following a termination for “cause” or without “good reason,” for a period of one year thereafter, each of them will be subject to non-competition and non-solicitation restrictions.

Effective October 25, 2010, Mr. Slatoff was named to the newly created role of Chief Operating Officer. Effective December 31, 2010, Mr. Feder resigned from his position as Chief Executive Officer of the Company, and Mr. Zelnick assumed the additional role of Chief Executive Officer.

Other NEO Compensation

Except where noted below, the following discussion describes the Company’s compensation processes and programs with respect to the NEOs other than the Executive Chairman and Chief Executive Officer and the Chief Operating Officer who, as described above, are compensated primarily through the operation of the Existing Management Agreement. Furthermore, in light of his mid-year departure, the forward-looking discussion and analysis of compensation below does not apply to Mr. Feder.

Change in Fiscal Year

On October 25, 2010, the Company’s Board of Directors approved a change in the Company’s fiscal year end from October 31 to March 31, effective on March 31, 2010. As a result, the Compensation Committee evaluated the NEOs’ compensation based upon the twelve-month period ended October 31, 2010, as if the Company’s fiscal year end had not changed, and the five-month period ended March 31, 2011, so that, commencing on April 1, 2011, determinations relating to the NEOs’ compensation and incentives were aligned with the Company’s new fiscal year end. Specifically, as described below, annual cash bonuses were paid in December 2010 in respect of performance during the twelve-month period ended October 31, 2010, consistent with the structure of the compensation programs that were established at the beginning of such period, and bonuses in respect of performance during the five-month period ended March 31, 2011, were paid in May 2011.

Operation of the Compensation Committee

General

The Compensation Committee reviews compensation policies and procedures of the Company and evaluates and approves the NEOs’ compensation. The Compensation Committee held nine meetings during the 17-month period ended March 31, 2011, including seven during the twelve-month period ended October 31, 2010, and two during the five-month period ended March 31, 2011. The Compensation Committee regularly meets four times during the fiscal year.

Role of Management

When determining the compensation of the NEOs, the Compensation Committee solicits from the Executive Chairman and the Chief Executive Officer an evaluation of the performance of, and recommendations with respect to compensation decisions for, each of the NEOs other than himself. In addition, during 2010 with respect to setting compensation for the twelve-month period ended October 31, 2010 and the five-month period ended March 31, 2011, the Compensation Committee interviewed all of the NEOs, representatives of ZelnickMedia and members of our management team who report to the NEOs in order to better assess each NEO’s performance during such 17-month period. The Compensation Committee also interviewed certain of the foregoing individuals in connection with its annual review of ZelnickMedia’s performance during such 17-month period.

Use of Outside Advisors

The Compensation Committee has historically engaged the services of independent compensation consulting firms in connection with making executive compensation determinations. Consistent with our practice, in fiscal year 2009 the Compensation Committee retained Executive Compensation Advisors to review the compensation programs for our NEOs and our Board of Directors, and to develop recommendations regarding our annual and long-term incentive programs for the twelve-month period ended October 31, 2010. In addition, the Company utilized data from Radford Surveys + Consulting, an affiliate of Aon-Hewitt, from time to time during the 17-month period ended March 31, 2011.

In 2010, to obtain the benefit of an additional consultant’s views, the Compensation Committee retained Aon-Hewitt to review the compensation programs for our NEOs and our Board of Directors for the twelve-month period ended October 31, 2010, and to develop recommendations regarding our compensation programs for the five-month period ended March 31, 2011 and for our fiscal year ending March 31, 2012.

The Compensation Committee has the authority to retain, terminate and set the terms of the Company’s relationship with any outside advisors that assist the Compensation Committee in carrying out its responsibilities.

Pay Mix

We utilize the particular elements of compensation described below because we believe that it provides a well-proportioned mix of fixed compensation, retention value and at-risk compensation, which produces short-term and long-term performance incentives and rewards. For our NEOs, the mix of compensation is weighted toward at-risk pay (annual incentives and long-term incentives), which is in alignment with the Company’s stated compensation philosophy of providing compensation commensurate with individual and corporate performance. ZelnickMedia’s compensation under the Existing Management Agreement is also weighted toward at-risk compensation, as ZelnickMedia’s compensation consists of (1) options to purchase shares of Common Stock, the value of which is derived from share-price increases following the date of grant, (2) shares of restricted stock of which 60% vests subject to the satisfaction of performance criteria, and (3) cash compensation, with 50% of the maximum cash compensation in the form of an annual bonus based upon the Company’s performance. See “Certain Relationships and Related Transactions—Management Agreement.”

Pay Levels and Benchmarking

Pay levels for our NEOs are determined based on a number of factors, including the individual’s role and responsibilities within the Company, the individual’s experience and expertise, pay levels in the marketplace for similar positions and performance of the individual and the Company as a whole. In determining pay levels, the Compensation Committee considers all forms of compensation and benefits, including the mix thereof.

The Compensation Committee assesses “competitive market” compensation using a number of sources. In April and June 2010, the Compensation Committee reviewed total compensation (including base salary, bonuses and long-term incentives) for Ms. Goldstein and Mr. Krauss, respectively, as compared to competitive market data. In addition, in performing its competitive market analysis for establishing our incentive program for the twelve-month period ended October 31, 2010, Executive Compensation Advisors performed a peer group analysis composed of the following 15 companies:

• Electronic Arts Inc.	• Hasbro, Inc.

• Activision Blizzard, Inc.	• JAKKS Pacific, Inc.

• THQ Inc.	• LeapFrog Enterprises, Inc.

• Warner Music Group Corp.	• Adobe Systems Incorporated

• Scholastic	• Intuit Inc.

• Lions Gate Entertainment Corp.	• Autodesk, Inc.

• DreamWorks Animation SKG, Inc.	• McAfee, Inc.

• Marvel Entertainment, Inc.

This peer group is the same as the peer group Executive Compensation Advisors analyzed for our fiscal 2009 incentive program except for the addition of Scholastic and the removal of Midway Games Inc., Navarre Corporation and Playboy Enterprises, Inc., which were removed because they no longer maintained a market position or business that was comparable to the other members of the peer group. After consideration of the data collected on external competitive levels of compensation and internal relationships within the executive group, the Compensation Committee makes decisions regarding each individual NEO’s target total compensation opportunities based on the need to attract, motivate and retain an experienced and effective management team. The Compensation Committee’s determinations with respect to compensation for the 17-month period ended March 31, 2011, were intended generally to target base salary and annual incentive compensation for each NEO to be approximately between the median and 75th percentile of the pay package of the peer group.

As noted above, notwithstanding the Company’s overall pay positioning objectives, pay opportunities for specific individuals vary based on a number of factors such as scope of duties, tenure, institutional knowledge and/or difficulty in recruiting a new executive. Actual total compensation and the mix of such compensation in a given year will vary above or below the target compensation levels based primarily on the attainment of operating goals and the creation of stockholder value. The Compensation Committee believes that each of the compensation packages is within the competitive range of practices when compared to the objective comparative data even where subjective factors have influenced the individual compensation decisions.

Elements of Executive Compensation

Pay Elements—Overview

Executive compensation for our NEOs consists of the following elements:

•	Base salary;

•	Annual cash incentive compensation;

•	Long-term equity incentives (generally consisting of restricted stock);

•	Other compensation (consisting of a 401(k) plan and Company match, a medical expenses reimbursement plan and other benefits and perquisites); and

•	Severance and change in control protection.

Base Salary

The base salary component is intended to provide fixed pay that takes into account an NEO’s role and responsibilities, experience, expertise, marketplace comparables and individual performance, and although established by the NEOs’ employment agreements, is subject to annual review by the Compensation Committee, including for discretionary year-to-year increases. Base salaries for Ms. Goldstein and Mr. Krauss were increased in fiscal year 2011 in connection with the renewals of their employment agreements, as discussed below under “Narrative Disclosure Regarding Equity Plans and Employment Agreements—Employment Agreements,” which discussion is incorporated into this Compensation Discussion and Analysis.

Annual Cash Incentive Compensation

The Compensation Committee has the authority to award annual performance-based cash bonuses to the NEOs pursuant to their employment agreements with the Company. The Compensation Committee believes that the annual performance-based bonuses provide the incentives necessary to retain our NEOs and reward them for their attainment of the Company’s business goals. Ms. Goldstein and Mr. Krauss are eligible to receive annual cash bonuses pursuant to the terms of their employment agreements.

Ms. Goldstein’s target contractual bonus equals 18.5% to 100% of her base salary (75% of her base salary, assuming achievement of 100% of the Company’s target EBITDA (defined as the GAAP net income recorded for the Company, adding back interest, depreciation, amortization and tax expenses) for the applicable fiscal year). The Compensation Committee believes that using EBITDA as the performance metric for Ms. Goldstein’s annual bonus represented an appropriate measure of the Company’s performance and an appropriate way to align Ms. Goldstein’s short-term incentives with our stockholders’ interests. Ms. Goldstein’s actual bonus is a function of actual EBITDA relative to target, as set forth in the following table:

Actual EBITDA	Annual Bonus
Less than 80% of the budget	No bonus earned
80% - 100% of the budget	18.5% - 75% of base salary
100% - 120% of the budget	75% - 100% of base salary
Greater than 120% of the budget	Capped at 100% of base salary

Actual EBITDA for the twelve-month period ended October 31, 2010 and the five-month period ended March 31, 2011 was $129.5 million and $0.6 million, respectively, which exceeded budgeted EBITDA by more than 120% in each period. Accordingly, Ms. Goldstein received an annual cash bonus for each of such periods in the amount of 100% of her weighted average base salary for such period, with the bonus for the five-month period ended March 31, 2011, being pro- rated to reflect the short year. (Actual EBITDA results for the twelve-month period ended October 31, 2010, and the five-month period ended March 31, 2011, are unaudited and represent periods that have not been previously been reported by the Company in its SEC reports).

Mr. Krauss’ contractual bonus has a target range of 18.5% to 100% of his base salary and a mid-point target bonus of 75% of his base salary, based on the achievement of reasonable and appropriate quantitative and qualitative performance targets, none of which were dispositive or given any particular weighting relative to each other. Mr. Krauss attained his performance targets (including the resolution of litigation matters, management of corporate governance and operational and risk management and the management of the Company’s legal expenses and legal strategic planning which contributed to the achievement by the Company of its financial performance targets) for each of the twelve-month period ended October 31, 2010, and the five-month period ended March 31, 2011, and received an annual cash bonus for each of such periods in the amount of 100% of his base salary, with the bonus for the five-month period ended March 31, 2011 being pro-rated.

Long-Term Equity Incentives

We believe that equity-based awards are an important factor in aligning the long-term financial interests of the NEOs and certain other employees of the Company and stockholders. The Compensation Committee continually evaluates the use of equity-based awards and intends to continue to use such awards in the future as part of designing and administering the Company’s compensation program. Equity-based awards are generally granted to new key employees on a quarterly basis following the commencement of employment and to existing key employees on an annual basis and following a significant change in job responsibilities or to meet other special retention objectives, and all grants made to employees, including the NEOs, are approved by the Compensation Committee and issued on the fifth trading day following the filing date with the SEC of our next quarterly or annual report, as applicable. The current outstanding awards granted to our NEOs were made under either the Company’s Incentive Stock Plan, its 2002 Stock Option Plan or its 2009 Stock Incentive Plan, each of which is discussed further in “Executive Compensation—Narrative Disclosure Regarding Equity Plans and Employment Agreements.” All equity awards to the NEOs made after 2008 have been and will be granted under the 2009 Stock Incentive Plan, or a successor plan.

For the 17-month period ended March 31, 2011, the Compensation Committee took into consideration certain guidelines that were initially recommended by Executive Compensation Advisors for the twelve-month period ended October 31, 2010, which guidelines were reviewed by Aon-Hewitt, and determined that awards of restricted stock were the most effective means of using equity incentives for performance and retention purposes. Pursuant to the guidelines, awards were determined based on a range of dollar values determined by the Compensation Committee upon the recommendation of our then-current Chief Executive Officer, with the number of shares actually granted based on the average closing price of the Common Stock during the 10-day period preceding the date of grant. For the 17-month period ended March 31, 2011, the dollar range for US-based executive officers of the Company, including the NEOs (other than Messrs. Zelnick and Feder), was $250,000 to $700,000, and shares granted to such executive officers vest in three equal annual installments from the date of grant, with the vesting of 50% of the shares also subject to the achievement of a 10% per annum stock price appreciation.

In February 2011, the Compensation Committee awarded 46,995 shares (based on a value of $700,000) to each of Ms. Goldstein and Mr. Krauss in recognition of performance during the 17-month period ended March 31, 2011. Said shares vest in three equal annual installments from the date of grant based on the executive’s continued service with the Company, and the vesting of 50% of said shares is also subject to the satisfaction of certain Common Stock price targets during the vesting period. In order to satisfy the price targets for vesting during each year of the three-year vesting period, the value of our Common Stock must appreciate at a compounded rate of 10% each such year, which was determined to be a market threshold for stock price appreciation criteria. Unlike the strictly time-vested awards described above, which emphasize the retention of skilled executives, the performance-vested awards support the goal of retention as well as alignment of the executives’ incentives with the interests of the Company’s stockholders.

Mr. Krauss also received 70,888 shares of restricted stock (based upon a value of $750,000) as a retention incentive on June 16, 2010, in connection with the renewal of his employment agreement, which vest in equal installments on the first, second and third anniversaries of the date of grant based on his continued service to the Company.

Ms. Goldstein received 149,193 shares of restricted stock as a retention incentive on June 16, 2010, of which 99,462 shares vest in equal installments on the first, second and third anniversaries of March 17, 2011, based on her continued service to the Company, and 49,731 shares vest over the same three-year period subject to the achievement of a 10% per annum stock price appreciation.

In December 2009, the Compensation Committee awarded 79,509 shares (based on a value of $700,000) to each of Ms. Goldstein and Mr. Krauss in recognition of their performance during fiscal year 2009. Said shares vest in three equal annual installments from the date of grant based on the executive’s continued service with the Company, and 50% of said shares vest over the same three-year period subject to the achievement of a 10% per annum stock price appreciation.

Change in Control Benefits

Change in Control Severance Plan

In March 2008, the Compensation Committee approved the Take-Two Interactive Software, Inc. Change in Control Employee Severance Plan (the “CIC Severance Plan”), a “double-trigger” change in control plan pursuant to which certain eligible employees, including the NEOs other than Messrs. Zelnick and Slatoff, may receive certain benefits upon a termination of employment either by the Company without “cause” or voluntarily for “good reason,” in either case during the 12-month period following a change in control of the Company. The benefits that the NEOs may become entitled to receive upon a qualifying termination of employment under the CIC Severance Plan consist of the following:

•	a cash severance payment equal to 150% of the sum of the NEO’s annual base salary and target annual bonus or incentive opportunity;

•	continued health benefits for a period of 18 months; and

•	full and immediate vesting of all outstanding and unvested equity awards.

The CIC Severance Plan also provides that any given benefit thereunder will not be paid or provided to the extent the applicable NEO becomes eligible upon such a termination to receive a greater severance benefit pursuant to his or her employment agreement.

We believe that this level of severance benefits will assist us in recruiting talented individuals to join and remain a part of our management team. From time to time, we may recruit executives from other companies where they have job security, tenure and career opportunities. Accepting a position with us might entail foregoing an otherwise secure position at another employer, and the benefits guaranteed by the CIC Severance Plan help to mitigate the risk of harm that the executive may suffer in connection with adverse actions taken by a successor to the Company. Severance benefits also allow our NEOs to focus on the Company’s business without being unduly distracted by concerns about their job security in the event of a change in control.

Severance benefits provided under the CIC Severance Plan will be subject to reduction to avoid any excise tax on “parachute payments” under Section 280G of the Internal Revenue Code if the employee would benefit from such reduction as opposed to receiving the full severance benefits and paying the excise tax. All employees who accept severance payments and, if applicable, the continued health coverage under the CIC Severance Plan will be required to sign a release and will be subject to restrictions on the solicitation of employees and customers of the Company for a period of six months following termination as well as a non-disparagement obligation. In addition, all employees who accept any benefits under the CIC Severance Plan will be subject to a duty to cooperate reasonably with the Company in any litigation relating to matters in which the employee was personally involved. We do not provide for any tax gross-ups in respect of any excise taxes on parachute payments.

In addition, as described below, pursuant to her employment agreement, upon a change in control of the Company, Ms. Goldstein will be entitled to a retention bonus equal to three months’ base salary upon the closing of the transaction, and three months’ base salary upon the six month anniversary thereof, in each case subject to her continued employment with the Company through the applicable payment date (or an earlier termination by the Company without cause (including a non-renewal of the agreement and as well as her resignation following certain events that will be deemed a termination without cause)). The employment agreement also provides that any amounts received by her in connection with a change in control will be reduced if, pursuant to the excise tax provisions of the Internal Revenue Code relating to “parachute payments,” such reduction would result in a greater after-tax benefit to her.

Other Compensation

401(k) Plan

We maintain a 401(k) savings plan and trust for our eligible employees in which Ms. Goldstein and Mr. Krauss participate. The plan permits each participant to make voluntary pre-tax contributions, and in addition, we make matching contributions equal to 50% of the participant’s elective deferral (excluding catch-up contributions), up to the first 6% of the participant’s salary that is contributed to the 401(k) savings plan. See the “All Other Compensation” column in the Summary Compensation Table for further information regarding these benefits.

Medical Expenses Reimbursement Plan

We maintain a medical expenses reimbursement plan (the “MERP”) for all of the NEOs, including for this purpose Messrs. Zelnick, Slatoff and Feder. Pursuant to the MERP, the participating NEOs are reimbursed for medical, dental and vision expenses that are not otherwise reimbursed by our group health insurance program.

Other Benefits and Perquisites

We provide health insurance, dental insurance, life and accidental death and dismemberment insurance and short-term and long-term disability benefits for our NEOs, including for this purpose Messrs. Zelnick, Slatoff and

Feder, on the same basis as such benefits are generally provided to our employees. Other than the MERP, no material perquisites are provided to our NEOs. We do not have a formal perquisite policy and do not emphasize special perquisites for our executive officers, although the Compensation Committee periodically reviews perquisites for our executive officers in its review of compensation.

Named Executive Officer Terminations During Fiscal Year 2011

On October 25, 2010, Mr. Feder provided us with notice of his resignation of employment without “good reason” and ceased performing his day-to-day duties for the Company effective December 31, 2010. Mr. Feder’s employment agreement terminated on December 31, 2010, and he did not receive severance benefits upon the termination of his employment.

Clawback Policy. Our NEOs (including, if the New Management Agreement is approved by the Company’s stockholders at the Annual Meeting, ZelnickMedia and its shareholders, partners, employees, members and other affiliates who are deemed “Executives” under the Clawback Policy) are subject to the Clawback Policy, which is available on the Company’s website at www.take2games.com, including as may be amended or superseded to the extent required to comply with any rules adopted by the SEC in response to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. This policy requires the reimbursement of any bonus or incentive compensation awarded to a covered person and/or effect the cancellation of unvested restricted stock or outstanding stock option awards previously granted to a covered person, in each case, where: (1) the payment was predicated upon achieving certain financial results that were subsequently determined to have been erroneously reported; (2) the Board of Directors determines that the person engaged in knowing or intentional fraudulent or illegal conduct that caused or substantially caused such erroneous reporting to have occurred; and (3) a lower payment would have been made to the person based upon the corrected financial results.

Executive Officer Stock Ownership Guidelines. The Company has recently adopted stock ownership guidelines for executive officers of the Company. Under these guidelines, NEOs (other than the CEO) are encouraged to own shares of Common Stock having a value equal to three times the annual base salary paid by the Company to its NEOs. The ownership guidelines propose that NEOs achieve such stock position within five years after the date of the adoption of the guidelines and that future NEOs achieve such ownership position within five years after the date of their appointment as NEOs. Certain provisions relating to stock ownership applicable to ZelnickMedia and its affiliates are contained in our Existing Management Agreement with ZelnickMedia and will be contained in our new New Management Agreement with ZelnickMedia, as described elsewhere in this proxy statement.

Anti-Hedging Policies. The Company has adopted a Securities Trading Policy which prohibits, among other things, officers, directors, employees and consultants of the Company, as well as the shareholders, partners, employees, members, and other affiliates of ZelnickMedia who are service providers to the Company subject to such policy, from engaging in the following speculative and short-term transactions:

•	In and Out Trading. (All purchases of the Company’s securities in the open market must be held for a minimum of six months, with exceptions relating to the exercise of stock options)

•	Purchases of Company securities on margin.

•	Short sales of the Company’s securities.

•	Purchase and/or sale of put and call options.

Impact of Tax and Accounting Rules

As a general matter, the Compensation Committee reviews and considers the various tax and accounting implications of compensation vehicles utilized by the Company.

With respect to accounting considerations, the Compensation Committee examines the accounting cost associated with equity compensation in light of requirements under the Accounting Standards Codification (“ASC”) Stock Compensation guidance.

With respect to taxes, the Compensation Committee may consider the impact of Section 162(m) of the Internal Revenue Code, which generally prohibits any publicly held corporation from taking a federal income tax deduction for compensation paid in excess of $1 million in any taxable year to the NEOs (other than our chief financial officer), subject to certain exceptions. However, the Company generally believes that it is in our best interest and that of our stockholders to have the flexibility to pay compensation that is not deductible under the limitations of Section 162(m) of the Internal Revenue Code to provide a compensation package consistent with our program and objectives.

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed to be incorporated by reference into any such filing.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Compensation Committee

of the Board of Directors:

Michael Sheresky (Chair)

Michael Dornemann

Brett Icahn

J Moses

RISK ASSESSMENT OF OVERALL COMPENSATION PROGRAM

The Compensation Committee regularly reviews senior executive compensation and Company-wide compensation programs and policies in an ongoing effort to seek to eliminate or mitigate potential risks arising from such programs and policies and to ensure that our compensation structure, elements and incentives are not reasonably likely to have a material adverse effect on the Company. The Compensation Committee seeks to design our compensation plans, including our incentive compensation programs, to incorporate a range of components that we believe help to mitigate potential risks, while rewarding employees for pursuing our strategic and financial objectives through appropriate risk taking, risk management, and prudent tactical and strategic decision making. For example, the design of our compensation plans is intended to encourage employees to remain focused on both the short-term and long-term goals of the Company by using a mix of short-term and long-term incentives to motivate employees to produce superior short-term and long-term results, and we believe that the use of long-term incentives for executives provides a safeguard against excessive risk-taking. Our long-term incentives are designed to deter risk-taking by aligning our employee’s interests with those of stockholders by incorporating equity-based compensation that vest over time and, in some cases, include a stock-price performance hurdle, which we believe is not susceptible to manipulation by employees and encourages employees to remain focused on sustained stock price appreciation.

We have also sought to deter unnecessary risk-taking by applying a recoupment and clawback policy to certain senior executives of the Company, which requires the reimbursement of any bonus or incentive compensation awarded to a covered person and/or the cancellation of unvested restricted stock or outstanding stock option awards previously granted to a covered person, in each case, where (1) the payment was predicated upon achieving certain financial results that were subsequently determined to have been erroneously reported, (2) the Board of Directors determines that the person engaged in knowing or intentional fraudulent or illegal conduct that caused or substantially caused such erroneous reporting to have occurred, and (3) a lower payment would have been made to the person based upon the corrected financial results.

In addition, our stock ownership guidelines require that our executive officers hold a significant amount of Common Stock to further align their interests with stockholders over the long term by having a portion of their personal investment portfolio consist of Common Stock and we expect this component to mitigate risk on a prospective basis. We also prohibit transactions designed to limit or eliminate economic risks to our employees of owning the Common Stock, such as options, puts, and calls, so our executives cannot insulate themselves from the effects of poor stock price performance.

Senior executives from our risk, compliance, administrative, and finance functions, as well as the Board’s outside compensation consultant, are involved in this review process. In respect of fiscal year 2011 and the compensation programs in place for 2011, based in part on the information and analyses provided by management and its own advisors, the Compensation Committee concluded that the Company’s compensation programs are not reasonably likely to have a material adverse effect on the Company.

EXECUTIVE COMPENSATION

The following table sets forth summary information for the fiscal year ended October 31, 2008, the fiscal year ended October 31, 2009, the Transition Period (2010T) and the fiscal year ended March 31, 2011, with respect to cash and all other compensation paid by the Company to, or earned by, the Company’s NEOs.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Strauss Zelnick(4)	2011	—	—	—	—	—
Executive Chairman and Chief Executive Officer	2010T	—	—	—	—	—
	2009	—	—	—	7,050	7,050

Lainie Goldstein	2011	579,167	2,281,466	563,562	8,304	3,432,499
Chief Financial Officer	2010T	208,333	759,709	223,958	3,621	1,195,621
	2009	500,000	—	—	14,100	514,100
	2008	454,136	1,443,495	375,000	13,950	2,286,581

Seth Krauss	2011	520,549	1,478,057	525,018	7,283	2,530,907
Executive Vice President and General Counsel	2010T	208,333	759,709	218,750	3,292	1,190,084
	2009	500,000	—	—	18,200	518,200
	2008	450,933	673,051	375,000	18,950	1,517,934

Karl Slatoff(4)	2011	1	—	—	—	1
Chief Operating Officer	2010T	—	—	—	—	—
	2009	1	—	—	7,050	7,051

Ben Feder(4)	2011	1	—	—	—	1
Former Chief Executive Officer	2010T	—	—	—	—	—
	2009	1	—	—	7,050	7,051
	2008	1	—	—	7,050	7,051

(1)	Represents the aggregate grant date fair value of stock awards granted to our NEOs in each of the reporting periods, determined under FASB ASC Topic 718, Compensation—Stock Compensation. As required by the SEC rules effective for fiscal year 2011, the amounts shown for 2008 and 2009 represent the aggregate fair values of the awards as of their grant date and, therefore, differ from the amounts reported in prior proxy statements. For additional information with respect to stock awards or option awards granted during the Transition Period and the fiscal year ended March 31, 2011, see Note 16 under the heading “Stock-Based Compensation” of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2011. The amounts above reflect the grant date fair value for these awards, excluding the accounting effect of any estimate of future service-based forfeitures, and do not necessarily correspond to the actual value that might be realized by the NEOs. In accordance with Item 402 of Regulation S-K, the value of the performance-vested restricted stock disclosed in the Stock Awards column of the Summary Compensation Table above reflects the value of the awards at the grant date based upon the probable outcome of the performance conditions and is consistent with our estimate of the aggregate compensation cost to be recognized over the vesting period determined in accordance with FASB ASC Topic 718, Compensation—Stock Compensation, which is less than the maximum possible value. The following table shows the value of the NEOs’ respective performance-vested awards on the date of grant at both the probable outcome of the performance conditions, which is reflected in the table above, as well as the maximum achievement of the applicable performance conditions.

Name	Year	Probable Outcome ($)	Maximum Performance ($)
Lainie Goldstein	2011	871,154	900,055
	2010T	367,725	391,974

Seth Krauss	2011	360,914	389,815
	2010T	367,725	391,974

(2)	Represents a cash performance bonus awarded by the Compensation Committee. The amounts in this column are disclosed in accordance with the SEC’s compensation disclosure requirements, whereby the amounts disclosed for fiscal year 2011 represent amounts paid in respect of the twelve-month period ended March 31, 2011, and the amounts disclosed for 2010T represent amounts paid in respect of the five-month period ended March 31, 2010. As described above under “Compensation Discussion and Analysis—Annual Cash Incentive Compensation,” because the Company’s change in fiscal year was made with retroactive effect, annual bonuses were calculated based on a pro forma fiscal year ending October 31, 2010, and a transitional period ending March 31, 2011. Amounts determined by the Compensation Committee in respect of these periods were allocated to the respective Summary Compensation Table periods for purposes of this disclosure.
(3)	The amounts set forth in this column for fiscal year 2011 and the Transition Period represent the Company’s matching contributions to the Company’s 401(k) plan.
(4)	As discussed in more detail below, Messrs. Zelnick, Feder, and Slatoff were compensated for their respective services to the Company during fiscal year 2011 and the Transition Period primarily pursuant to the Existing Management Agreement. As described herein, the Company’s stockholders are being asked to approve the New Management Agreement at the Annual Meeting, which would replace the Existing Management Agreement as set forth therein. The provisions of the Existing Management Agreement, as described under “Certain Relationships and Related Transactions—Management Agreement” below, establish the payments and benefits to which ZelnickMedia is entitled as consideration for providing the services set forth therein; however, the allocation of any revenues of ZelnickMedia among its principals is not set forth in the Existing Management Agreement or determined by means of any process in which the Company participates. In connection with their provision of services to the Company pursuant to the Existing Management Agreement, the actual amount of compensation received by Messrs. Zelnick and Slatoff is determined, and the actual amount of compensation previously received by Mr. Feder was determined, in the sole discretion of ZelnickMedia and without the Company’s knowledge.

Grants of Plan-Based Awards

The following table sets forth information concerning awards under the Company’s equity and non-equity incentive plans granted to each of the NEOs during the Transition Period and the fiscal year ended March 31, 2011, including performance-based awards and those using time-based vesting. Assumptions used in the calculation of certain dollar amounts are included in Note 16 to the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2011.

Name	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)						Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(3)
			Threshold ($)		Target ($)		Maximum ($)		Threshold (#)	Target (#)	Maximum (#)
Strauss Zelnick	—	—	—		—		—		—	—	—	—	—

Lainie Goldstein	2/16/2011	2/3/2011	—		—		—		—	—	23,497	—	360,914
	2/16/2011	2/3/2011	—		—		—		—	—	—	23,498	389,832
	6/16/2010	4/27/2010	—		—		—		—	—	49,731	—	510,240
	6/16/2010	4/27/2010	—		—		—		—	—		99,462	1,020,480
	12/28/2009	12/16/2009	—		—		—		—	—	39,754	—	367,725
	12/28/2009	12/16/2009	—		—		—		—	—	—	39,755	391,984
	—	—	99,437	(4)	403,125	(4)	537,500	(4)	—	—	—	—	—
	—	—	46,250	(5)	187,500	(5)	250,000	(5)	—	—	—	—	—

Seth Krauss	2/16/2011	2/3/2011	—		—		—		—	—	—	23,498	389,832
	2/16/2011	2/3/2011	—		—		—		—	—	23,497	—	360,914
	6/16/2010	6/3/2010	—		—		—		—	—	—	70,888	727,311
	12/28/2009	12/16/2009	—		—		—		—	—	39,754	—	367,725
	12/28/2009	12/16/2009	—		—		—		—	—	—	39,755	391,984
	—	—	97,125	(4)	393,750	(4)	525,000	(4)	—	—	—	—	—
	—	—	40,468	(5)	164,062	(5)	218,750	(5)	—	—	—	—	—

Karl Slatoff	—	—	—		—		—		—	—	—	—	—

Ben Feder	—	—	—		—		—		—	—	—	—	—

(1)	Represents cash performance bonus opportunities ranging from 18.5% to 100% of base salary, as provided by Ms. Goldstein’s and Mr. Krauss’s employment agreements. See “Compensation Discussion and Analysis—Annual Cash Incentive Compensation.”
(2)	Represents the maximum shares of performance-vested restricted stock that will vest over a period of three years from the date of grant in equal tranches; provided that for each tranche the applicable performance target is satisfied. The performance targets are based upon the appreciation of the Company’s stock price in the amount of 10%, with the initial target calculated based upon the Company’s stock price on the date of grant and each subsequent target being based upon a stock price appreciation of 10% over the immediately succeeding target.
(3)	These amounts are valued based on the aggregate grant date fair market value of the award. For additional information, see Note 16 under the heading “Stock-Based Compensation” of the Notes to Consolidated Financial Statement included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2011. The grant date fair value of equity incentive plan awards that are subject to performance-based vesting conditions is based upon the probable outcome of such conditions. All amounts reflect the grant date fair value for these awards, excluding the accounting effect of any estimate of future service-based forfeitures, and do not necessarily correspond to the actual value that might be realized by the NEOs.
(4)	Represents the threshold, target, and maximum bonus payouts for the twelve-month period ended October 31, 2010 in respect of the annual cash bonus opportunity provided pursuant to Ms. Goldstein’s and Mr. Krauss’s respective employment agreements. The numbers in respect of Ms. Goldstein reflect the weighted average base salary paid to Ms. Goldstein during the year (and not her base salary at the time the annual cash bonus opportunity levels were established).
(5)	Represents the threshold, target, and maximum bonus payouts for the five-month period ended March 31, 2011 in respect of the annual cash bonus opportunity provided pursuant to Ms. Goldstein’s and Mr. Krauss’s respective employment agreements.

Narrative Disclosure Regarding Equity Plans and Employment Agreements

Equity Plans

2002 Stock Option Plan

On April 25, 2002, the Company adopted the 2002 Stock Option Plan of Take-Two Interactive Software, Inc. (the “2002 Plan”). Under the 2002 Plan, the Company has reserved up to 11,000,000 shares of Common Stock for issuance in connection with the grant of stock-based incentive compensation awards to eligible officers, directors, employees and consultants of the Company in the form of stock options that are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code, as well as stock options not intended to so qualify, which are referred to as non-qualified stock options. The number of shares of Common Stock that may be granted and the timing of grants to executive officers and non-executive officers of the Company under the 2002 Plan are subject to the discretion of the Board of Directors or a committee of the Board of Directors that administers the plan, provided that the exercise price of all stock options granted must be at least equal to 100% of the fair market value of the Common Stock on the date of grant (110% in the case of incentive options granted to stockholders who own more than 10% of the outstanding Common Stock). Generally, the maximum number of shares of Common Stock with respect to which awards may be granted to an individual grantee in any one year is 500,000. Options granted under the plan will expire not later than the tenth anniversary of the date of grant (the fifth anniversary in the case of incentive options granted to stockholders who own more than 10% of the outstanding Common Stock). Generally, in the event that an option holder ceases to be employed by the Company, such option holder’s options terminate within 90 days. Pursuant to the provisions of the 2002 Plan, the aggregate fair market value, determined as of the date of grant, for which incentive stock options are first exercisable by an option holder during any calendar year cannot exceed $100,000. The 2002 Plan prohibits the “re-pricing” of an option at an exercise price below the original exercise price of the option.

Incentive Stock Plan

The Take-Two Interactive Software, Inc. Incentive Stock Plan, adopted by the Board of Directors in June 2003 (the “Incentive Plan”), has reserved 4,500,000 shares of Common Stock for issuance in connection with the grant of long-term equity incentive awards to eligible directors, officers, employees, and consultants. Pursuant to the Incentive Plan, the administrator of the plan (the Compensation Committee) may grant to recipients restricted stock, deferred stock or other stock-based awards. Awards granted under the plan after June 2004 are subject to a minimum pro rata vesting period of three years with respect to outright grants and a minimum one-year vesting period with respect to market-based grants. Upon a change in control of the Company, all awards under the Incentive Stock Plan vest in full, unless determined otherwise by the Compensation Committee or the Board of Directors prior to the occurrence of the change in control.

2009 Stock Incentive Plan

The Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan was approved and adopted on April 23, 2009, subject to stockholder approval, which was obtained at the annual meeting of the stockholders held on April 23, 2009. Under the 2009 Stock Incentive Plan, the Company may grant stock-based incentive compensation awards to eligible employees (including officers), non-employee directors and consultants in the form of stock options, stock appreciation rights, restricted stock and other stock-based awards.

On April 23, 2009, the Board of Directors approved and adopted amendments to the 2002 Plan and the Incentive Plan to provide that all shares of Common Stock remaining available for grant under such plans as of the close of business on that date would be transferred to the 2009 Stock Option Plan; no shares of Common Stock would be available for the grant of awards under such plans following the close of business on that date; and shares of Common Stock that were subject to any award under either such plan that were forfeited after the close of business on that date would not be available for grant under such plan.

On April 15, 2010, the stockholders of the Company approved an Amendment to the 2009 Stock Incentive Plan, which increased the number of shares that may be issued to participants under the 2009 Stock Incentive

Plan in connection with awards granted from 4,900,000 to 7,650,000. If the Amendment to the 2009 Stock Incentive Plan is approved by the stockholders, the number of shares that may be issued to participants will be increased to 12,650,000.

For a more detailed description of the 2009 Stock Incentive Plan, see Proposal 2 (“Amendment to the 2009 Stock Incentive Plan”) of this Proxy Statement.

Equity Compensation Plan Information

The following table presents information concerning our equity compensation plans as of March 31, 2011.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by stockholders	2,317,343	15.37	2,243,929
Equity compensation plans not approved by stockholders	—	—	—

Total	2,317,343	15.37	2,243,929

Employment Agreements

Lainie Goldstein

On May 12, 2010, Ms. Goldstein’s employment agreement, pursuant to which Ms. Goldstein serves as Chief Financial Officer of the Company, was amended and replaces and supersedes the prior employment agreement between the Company and Ms. Goldstein, dated July 16, 2007, as amended. Pursuant to the employment agreement, Ms. Goldstein will continue to serve as Chief Financial Officer of the Company until October 31, 2012, and thereafter until either party elects not to renew the term of the agreement.

Pursuant to the terms of the employment agreement, Ms. Goldstein received an annual base salary of $575,000 until October 31, 2010. Ms. Goldstein is entitled to receive an annual base salary of $600,000 through October 31, 2011, and an annual base salary of $625,000 from November 1, 2011, through October 31, 2012. Ms. Goldstein will also be eligible to receive an annual bonus during each fiscal year of her employment of up to 100% of her base salary, based on the achievement of certain financial targets by the Company, as set forth in the employment agreement. Additionally, Ms. Goldstein is eligible to participate in the Company’s annual Long Term Incentive Compensation Program at a level commensurate with the Company’s other senior executives.

The employment agreement provides that, consistent with her prior employment agreement, upon a change in control of the Company, Ms. Goldstein will be entitled to a retention bonus equal to three months’ base salary upon the closing of the transaction, and three months’ base salary upon the six month anniversary thereof, in each case subject to her continued employment with the Company through the applicable payment date (or an earlier termination by the Company without cause (including a non-renewal of the agreement and as well as her resignation following certain events that will be deemed a termination without cause)). The employment agreement also provides that any amounts received by her in connection with a change in control will be reduced if, pursuant to the excise tax provisions of the Internal Revenue Code relating to “parachute payments,” such reduction would result in a greater after-tax benefit to her.

The employment agreement also provides for the following severance benefits upon a termination by the Company without cause (including a non-renewal of the agreement as well as her resignation following certain events that will be deemed a termination without cause): (i) a lump sum payment within 30 days of termination equal to the sum of (w) 1.5 times her then-current base salary, (x) 1.5 times her target bonus of 75% of base salary, (y) a prorated target bonus for the year of termination (equal to 50% of target if such termination occurs during the first half of the year, and 100% of target if such termination occurs during the second half of the year), and (z) any unpaid bonuses earned in respect of prior years, (ii) reimbursement for the cost of continued health insurance coverage under COBRA for 18 months (or until Ms. Goldstein becomes entitled to coverage with a subsequent employer), and (iii) immediate vesting in all outstanding and unvested options and shares of restricted stock then held by her.

Ms. Goldstein has agreed not to compete with the Company or solicit any of the Company’s customers or personnel during her employment and for one year following any termination of her employment, all on the terms set forth in the employment agreement.

On October 25, 2010, the Company executed an amendment to its employment agreement with Ms. Goldstein’s employment agreement, dated May 12, 2010, to align compensation periods with the other employees of the Company following the change in the Company’s fiscal year end.

Seth Krauss

On June 4, 2010, Mr. Krauss’s employment agreement, pursuant to which Mr. Krauss serves as Executive Vice President and General Counsel of the Company, was amended and replaces and supersedes the prior employment agreement between the Company and Mr. Krauss, dated February 28, 2007, as amended. Pursuant to the employment agreement, Mr. Krauss will continue to serve as Executive Vice President and General Counsel of the Company until June 30, 2013, and thereafter until either party elects not to renew the term of the agreement.

Pursuant to the terms of the employment agreement, Mr. Krauss will receive an annual base salary of $525,000 per year. Mr. Krauss will also be eligible to receive an annual bonus during each fiscal year of his employment of up to 100% of his base salary, based upon reasonable and appropriate quantitative and qualitative performance targets as determined by the Compensation Committee of the Board in consultation with the Chief Executive Officer of the Company. Additionally, Mr. Krauss is eligible to participate in the Company’s annual Long Term Incentive Compensation Program at a level commensurate with the Company’s other senior executives.

The employment agreement also provides for the following severance benefits upon a termination by the Company without cause (including a non-renewal of the agreement): (i) a lump sum payment within 30 days of termination equal to the sum of (w) 1.5 times his then-current base salary, (x) 1.5 times his mid-point target bonus, (y) an amount equal to an accrued bonus, and (z) all unpaid bonuses with respect to the last full fiscal year of Mr. Krauss’s employment with the Company, if any, that would have been paid but for such termination without cause, (ii) reimbursement for the cost of continued health insurance coverage under COBRA for 18 months (or until Mr. Krauss becomes entitled to coverage with a subsequent employer), and (iii) immediate vesting in all outstanding and unvested options and shares of restricted stock then held by him.

Mr. Krauss has agreed not to compete with the Company or solicit any of the Company’s customers or personnel during his employment and for one year following any termination of his employment, all on the terms set forth in the employment agreement.

On October 25, 2010, the Company executed an amendment to its employment agreement with Mr. Krauss to align compensation periods with the other employees of the Company following the change in the Company’s fiscal year end.

Karl Slatoff

For more information regarding Mr. Slatoff’s employment agreement, see “Compensation Discussion and Analysis” in this Proxy Statement.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning unexercised stock options, shares of restricted stock and stock options that have not vested and stock awards outstanding for each of the NEOs as of March 31, 2011.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Shares or Units of Stock That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Strauss Zelnick(4)	—	—	—	—	—	—	—	—	—	—

Lainie Goldstein	—	—	—	—	—	2/16/2011	31,330	481,542	15,665	240,771
	—	—	—	—	—	6/16/2010	99,462	1,528,731	—	—
	—	—	—	—	—	12/28/2009	53,005	814,687	—	—
	—	—	—	—	—	6/13/2008	12,152	186,776	6,456	99,229

Seth Krauss	100,000	—	—	20.56	4/1/2012	2/16/2011	31,330	481,542	15,665	240,771
	—	—	—	—	—	6/16/2010	70,888	1,089,549	—	—
	—	—	—	—	—	12/28/2009	53,005	814,687	—	—
						6/13/2008	2,152	33,076	6,456	99,229

Karl Slatoff(4)	—	—	—	—	—	—	—	—	—	—

Ben Feder(4)	—	—	—	—	—	—	—	—	—	—

(1)	Time-based restricted stock awards and performance-based restricted stock awards with respect to which the performance criteria have been satisfied, in each case made under the Incentive Stock Plan and the 2009 Stock Incentive Plan, which awards vest, subject to continuing employment, in three equal annual installments commencing on the first anniversary of the date of grant.
(2)	Value determined based on closing price of the Common Stock of $15.37 on March 31, 2011, the final business day of fiscal year 2011.
(3)	Performance-based restricted stock awards made under the Incentive Stock Plan, which awards vest subject to the satisfaction of certain performance criteria.
(4)	Messrs. Zelnick, Feder and Slatoff have not received grants of stock or option awards. Messrs. Zelnick, Feder and Slatoff are partners in ZelnickMedia, to which the Company granted options to purchase 2,009,075 shares of Common Stock at an exercise price of $14.74 per share in August 2007 and 1,500,000 shares of restricted stock in June 2008. There are an aggregate of 2,009,075 shares underlying unexercised but exercisable options. The options expire on August 27, 2017. 200,000 shares of restricted stock vested in June 2009 and June 2010, respectively, and 1,100,000 shares of restricted stock remain unvested as of March 31, 2011. The value of the unvested shares based on the closing price of the Common Stock on March 31, 2011 was $16,907,000.

Option Exercises and Restricted Stock Vested During 2011 Fiscal Year and Transition Period

The following table sets forth information concerning the exercise of stock options and vesting of shares of restricted stock held by each of the NEOs during the Transition Period and the fiscal year ended March 31, 2011. The value realized from exercising an option equals the difference between the market value of the Common Stock on the date of exercise and the exercise price of the option, multiplied by the number of shares acquired. The value realized from vested restricted stock is deemed to be the market value of the Common Stock on the date of vesting multiplied by the number of shares.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Strauss Zelnick	—	—		—		—
Ben Feder	—	—		—		—
Lainie Goldstein	10,000	54,400	(1)	104,251	(2)	1,372,582
	—	—		9,199	(3)	88,968
Seth Krauss	—	—		43,305	(2)	512,770
	—	—		6,314	(3)	62,256
Karl Slatoff	—	—		—		—

(1)	The value realized upon same-day exercise and sale was based on the sale price of $15.86 per share reflected in Ms. Goldstein’s Form 4 filed with the SEC on February 14, 2011.
(2)	Represents shares that vested during the fiscal year ended March 31, 2011.
(3)	Represents shares that vested during the Transition Period.

Potential Payments Upon Termination or Change in Control

The table below sets forth amounts to be paid or benefits received by those NEOs entitled to receive any amounts or benefits upon termination of their employment or a change in control, assuming the applicable triggering event occurred on March 31, 2011. Messrs. Zelnick, Feder and Slatoff are not entitled to any severance benefits from the Company upon a termination of employment or change in control. For more information about these potential payments, please see “Compensation Discussion and Analysis—Change in Control Benefits” and “Executive Compensation—Employment Agreements” elsewhere in this Proxy Statement.

	Termination Without Cause ($)(1)	Death or Disability ($)	Change in Control Termination Without Cause or for Good Reason ($)		Change in Control Without Termination ($)
Lainie Goldstein
Cash Payment	1,575,000	—	1,575,000		—
Continuation of Medical Insurance (present value)	9,881	—	9,881		—
Acceleration of Equity Awards(2)	3,351,736	3,351,736	3,351,736		3,351,736
Pro-Rated Bonus	450,000	450,000	—		—
Stay Bonus	—	—	300,000		300,000
(Payment Reduction)			(1,025,886	)(3)	(1,025,886	)(3)

Total Termination Benefits	5,386,617	3,801,736	4,210,731		2,625,850

	Termination Without Cause ($)(1)	Death or Disability ($)	Change in Control Termination Without Cause or for Good Reason ($)	Change in Control Without Termination ($)
Seth Krauss
Cash Payment	1,378,125	—	1,378,125	—
Continuation of Medical Insurance (present value)	19,490	—	19,490	—
Acceleration of Equity Awards(2)	2,758,854	2,758,854	2,758,854	2,758,854
Pro-Rated Bonus	393,750	393,750	—	—

Total Termination Benefits	4,550,219	3,152,604	4,156,469	2,758,854

(1)	A termination without cause includes a resignation following certain events so as to be deemed a constructive termination by the Company without cause.
(2)	The value of options is calculated by multiplying the number of shares underlying each accelerated unvested option by the difference between the per share closing price of the Common Stock on March 31, 2011, and the per share exercise price. The value of restricted stock is calculated by multiplying the number of shares of restricted stock that accelerate by the per share closing price of the Common Stock on March 31, 2011.
(3)	The total amount payable to Ms. Goldstein in connection with a change in control would be an amount exceeding 100%, but less than 115%, of the maximum amount that could be paid without application of any excise tax imposed by Section 4999 of the Internal Revenue Code. Accordingly, pursuant to her employment agreement, the total amount payable to Ms. Goldstein in the scenario illustrated in this table would have been reduced by $1,025,886 in order to avoid triggering any excise tax on “parachute payments” under Section 280G of the Internal Revenue Code. The calculation of the payment reduction amount does not include a valuation of the non-competition covenant in Ms. Goldstein’s employment agreement. A portion of the amounts and benefits that may be paid or provided in connection with a change in control termination may be attributable to reasonable compensation for the non-competition covenant and could eliminate or reduce the reduction amount.

Compensation of Directors During 2011 Fiscal Year

The Compensation Committee has the responsibility for establishing appropriate compensation and reimbursement policies for non-employee members of the Board of Directors. Such compensation may include, but is not limited to, the following elements: retainer, meeting fees, committee fees, committee chair fees, equity or stock compensation, benefits and perquisites. All directors, other than Mr. Zelnick, are regarded as non-employee directors.

Pursuant to its charter, the Compensation Committee periodically reviews non-employee director compensation and benefits. As part of this review in 2011, the Compensation Committee engaged Aon-Hewitt to provide competitive market data and advice regarding outside director compensation. The Compensation Committee determined not to change the compensation payable to our non-employee directors in 2011.

The key elements of the compensation payable to our non-employee directors are as follows:

Annual Retainer. Each non-employee director is paid an annual retainer of $225,000 in quarterly installments following the end of each quarter of service. Of this amount, $60,000 of the annual retainer is paid in cash and $165,000 is paid in shares of restricted stock. In addition, the Lead Independent Director receives an additional annual retainer of $200,000, of which $100,000 is paid in cash in quarterly installments and $100,000 is paid in shares of restricted stock. The Lead Independent Director does not receive any additional compensation for serving as chairperson of the Executive Committee. Instead of receiving a cash payment, non-employee directors may make an irrevocable election to receive 100% of their annual retainer and committee fees, if applicable, in shares of restricted stock.

Fees for Committee Members. As additional compensation for service as chairperson, the chairperson of the Audit Committee receives an annual cash retainer of $35,000, the chairperson of the Compensation Committee receives an annual cash retainer of $25,000 and the chairperson of the Corporate Governance Committee receives an annual cash retainer of $20,000. In addition, members of the Audit Committee, other than the chairperson, receive an additional annual cash retainer of $10,000. Beginning July 1, 2011, the independent members of the Executive Committee, other than the chairperson, receive an additional cash retainer of $25,000.

Restricted Stock. The shares of restricted stock granted to non-employee directors vest in three equal annual installments commencing on the first anniversary of the grant date. Grants of restricted stock are made on the fifth trading day following the filing of the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable. The number of shares of restricted stock granted is determined by dividing the dollar value of the restricted stock to be delivered by the average of the closing prices of our Common Stock on the ten trading days prior to the date of grant.

Reimbursement of Certain Expenses. Non-employee directors are reimbursed for travel expenses to attend board and committee meetings and to attend director education seminars in accordance with policies approved from time to time.

Director Compensation Table

The following table sets forth information concerning the compensation of the Company’s non-employee directors during the fiscal year ended March 31, 2011.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Robert A. Bowman	87,083	160,731	247,814
SungHwan Cho	67,116	167,472	234,588
Michael Dornemann	146,667	258,172	404,839
Brett Icahn	57,528	167,472	225,000
J Moses	73,333	160,731	234,064
James L. Nelson	67,116	167,472	234,588
Michael Sheresky	77,917	160,731	238,648
Strauss Zelnick	—	—	—

(1)	Represents the aggregate grant date fair value of awards granted to our directors during fiscal year 2011, determined under FASB ASC Topic 718, Compensation—Stock Compensation. For additional information with respect to stock awards or option awards granted during the fiscal year ended March 31, 2011, see Note 16 under the heading “Stock-Based Compensation” of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2011. The amounts above reflect the grant date fair value for these awards, excluding the accounting effect of any estimate of future forfeitures, and do not necessarily correspond to the actual value that might be recognized by the directors.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended March 31, 2011, Messrs. Dornemann, Icahn, Moses and Sheresky served as members of the Compensation Committee. During the fiscal year ended March 31, 2011:

•	none of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

•	none of the members of the Compensation Committee had a direct or indirect material interest in any transaction in which the Company was a participant and the amount involved exceeded $120,000;

•

none of the Company’s executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served on the Company’s Compensation Committee;

•	none of the Company’s executive officers was a director of another entity where one of that entity’s executive officers served on the Company’s Compensation Committee; and

•

none of the Company’s executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served as a director on the Board of Directors.

VOTING SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date (unless otherwise noted) relating to the beneficial ownership of shares of the Common Stock by (i) each person or entity who is known by the Company to own beneficially five percent or more of the outstanding Common Stock, (ii) each current director, (iii) each director nominee, (iv) each of the NEOs and (v) all current directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percentage of Outstanding Common Stock Beneficially Owned
OppenheimerFunds, Inc.(3)	11,330,150	13.06%
Carl C. Icahn and related entities(4)	7,305,626	8.42%
BlackRock, Inc.(5)	7,203,412	8.30%
Vanguard Group, Inc.(6)	4,348,555	5.01%
Strauss Zelnick(7)	3,047,446	3.43%
Karl Slatoff(8)	2,936,146	3.31%
Lainie Goldstein	255,402	*
Seth Krauss(9)	253,714	*
Michael Dornemann(10)	103,439	*
J Moses(11)	83,150	*
Robert A. Bowman(12)	80,410	*
Michael Sheresky(13)	72,265	*
James L. Nelson	21,265	*
SungHwan Cho	16,265	*
Brett Icahn	16,265	*
All current directors and executive officers as a group (11 persons)(14)	3,976,692	4.47%

*	Less than 1%.
(1)	Unless otherwise indicated, the address of each beneficial owner is Take-Two Interactive Software, Inc., 622 Broadway, New York, New York 10012. The address of OppenheimerFunds, Inc. is Two World Financial Center, 225 Liberty Street, New York, New York 10281. The address of Carl C. Icahn is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153 (the addresses of Mr. Icahn’s related entities are set forth in footnote (4) below). The address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022. The address for Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The addresses of each of Messrs. Cho and Icahn is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153.
(2)

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. A person is deemed to be the beneficial owner of securities that may be acquired by such person within 60 days after the Record Date upon the exercise of options and is not deemed to be the beneficial owner of securities that may not be acquired within 60 days after the Record Date upon the exercise of options (referred to in the footnotes below as “unvested options”). Each beneficial owner’s percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and which are exercisable within 60 days after the Record Date have been exercised.
(3)	Based on information contained in a report on Schedule 13G/A filed with the SEC on February 10, 2011. OppenheimerFunds, Inc. reported shared voting and dispositive authority with Oppenheimer Quest Opportunity Value Fund with respect to these shares.
(4)	Based on information contained in a report on Schedule 13D/A filed with the SEC on May 27, 2011, filed jointly by Carl C. Icahn and the following related entities: (a) High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Beckton Corp., each of whose address is White Plains Plaza, 445 Hamilton Avenue-Suite 1210, White Plains, New York 10601, and (b) Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, and Icahn Partners Master Fund III LP, each of whose address is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands.
(5)	Based on information contained in a report on Schedule 13G filed with the SEC on February 8, 2011.
(6)	Based on information contained in a report on Schedule 13G filed with the SEC on February 9, 2011.
(7)	Mr. Zelnick is a partner at ZelnickMedia. The shares listed include 138,371 shares of Common Stock held by Zelnick/Belzberg Living Trust (such shares are indirectly held by Mr. Zelnick) and 900,000 shares of Common Stock and 2,009,075 shares underlying options held by ZelnickMedia (such shares and options are not held individually by Mr. Zelnick).
(8)	Mr. Slatoff is a partner at ZelnickMedia. The shares listed include 27,071 shares of Common Stock directly held by Mr. Slatoff and 900,000 shares of Common Stock and 2,009,075 shares underlying options held by ZelnickMedia (such shares and options are not held individually by Mr. Slatoff).
(9)	Includes 100,000 shares underlying options.
(10)	Includes 25,000 shares underlying options.
(11)	Includes 25,000 shares underlying options.
(12)	Includes 25,000 shares underlying options.
(13)	Includes 25,000 shares underlying options.
(14)	Includes, or excludes, as applicable, shares of Common Stock beneficially owned by the current directors and officers as described in the preceding footnotes (the 900,000 shares of Common Stock and 2,009,075 shares underlying options held by ZelnickMedia, and beneficially owned by Messrs. Zelnick and Slatoff, are only included once).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Management Agreement.

The Company is party to a Management Agreement dated March 30, 2007, as amended, with ZelnickMedia (the “Existing Management Agreement”). Pursuant to the Existing Management Agreement, ZelnickMedia provides financial and management consulting services to the Company. ZelnickMedia consults with the Board of Directors and management of the Company and its subsidiaries in such manner and on such business and financial matters as may be reasonably requested from time to time by the Board of Directors. The Existing Management Agreement initially had a term ending October 31, 2011, unless earlier terminated by either ZelnickMedia or the Company in accordance with the terms thereof, with automatic renewal for successive one-year periods unless either party terminates upon 90 days’ prior written notification to the other party. During the term, the Existing Management Agreement initially provided that ZelnickMedia would receive a monthly management fee of $62,500, an annual cash bonus of up to $750,000 upon the achievement by the Company of certain performance thresholds and the grant of options and/or shares of restricted stock based on a predetermined formula. The Company did not achieve such performance thresholds for the fiscal year ended October 31, 2007, and no annual cash bonus was paid in respect of such year. The Existing Management

Agreement provided that, based on the then current market price of the Common Stock, the Company grant stock options and/or issue shares of restricted Common Stock to ZelnickMedia. Since the market price of the Common Stock was below the level specified in the Existing Management Agreement, ZelnickMedia did not receive any shares of restricted Common Stock and, on August 27, 2007, we issued ZelnickMedia stock options to acquire 2,009,075 shares of Common Stock at an exercise price of $14.74 per share pursuant to the terms of the Existing Management Agreement. These options vest in equal monthly installments over 36 months and expire 10 years from the date of grant. If the Existing Management Agreement is terminated prior to October 31, 2012 (the termination date as provided in the Second Amendment discussed below) upon a change in control, ZelnickMedia will be paid on the date of termination all earned but unpaid management fees and accrued but unpaid annual bonus, all management fees that would have been paid through October 31, 2012, and the amount of the annual bonus that would have been paid for the current year based on the year-to-date performance of the Company, and all unvested stock options vest. In addition, if the Existing Management Agreement is terminated in connection with a Change in Control, ZelnickMedia will be paid on the date of termination all annual bonus payments that would have been payable through October 31, 2012, assuming 50% of the maximum annual bonus would be payable in each future fiscal year. ZelnickMedia also is entitled to the reimbursement of expenses in connection with the Existing Management Agreement and any and all transactions relating thereto. Strauss Zelnick, the President of ZelnickMedia, was initially entitled during the term of the Existing Management Agreement to serve as non-Executive Chairman of the Company (and now serves as Executive Chairman in accordance with the Second Amendment, as described below). Mr. Zelnick also has the authority during such term to hire and/or terminate the Chief Executive Officer and the Chief Financial Officer of the Company, subject to the approval of the Compensation Committee.

The Existing Management Agreement initially contemplated that Mr. Feder would act as the Chief Executive Officer of the Company on an interim basis while ZelnickMedia assisted the Company in identifying and recruiting a qualified individual to act as Chief Executive Officer of the Company on a permanent basis. During the course of the fiscal year ended October 31, 2007, Mr. Feder continued to devote substantially all of his business time to acting as the Chief Executive Officer of the Company and ZelnickMedia provided the services of other executives, including Messrs. Zelnick and Slatoff. These services were substantially in excess of the level of services which the parties initially contemplated would be provided by ZelnickMedia and were greatly valued by the Company. Accordingly, ZelnickMedia and the Company agreed to amend the Existing Management Agreement to reflect the services actually being provided by ZelnickMedia and to revise the compensation payable to ZelnickMedia appropriately.

As a result of the foregoing, the Company entered into a second amendment to the Existing Management Agreement on February 14, 2008 (the “Second Amendment”), pursuant to which, effective on April 1, 2008 the monthly management fee was increased to $208,333 ($2,500,000 per year) and the maximum annual bonus was increased to $2,500,000. The annual bonus for the fiscal year ended October 31, 2008 was $1,770,833, which was based on a maximum bonus of $312,500 pro rated based on five months at a maximum annualized rate of $750,000 and a maximum bonus of $1,458,333 pro rated based on seven months at a maximum annualized rate of $2,500,000. The Second Amendment sets forth in more detail the services and personnel to be provided by ZelnickMedia. More specifically, the Second Amendment provides that Mr. Zelnick will be Executive Chairman of the Company and that Messrs. Feder and Slatoff shall enter into employment agreements with the Company to serve as Chief Executive Officer and Executive Vice President of the Company, respectively. For a description of the employment agreements with Messrs. Feder and Slatoff, see “Compensation Discussion and Analysis—Executive Chairman, CEO, COO and Executive Vice President Compensation.” The Second Amendment also provides that other ZelnickMedia personnel will provide services to the Company on an as-needed basis. The Second Amendment extended the term of the Existing Management Agreement until October 31, 2012.

The Second Amendment also provided for certain other amendments to the Existing Management Agreement (the “Conditional Amendments”) that were effective only upon the approval of an amendment to the Company’s Incentive Stock Plan by the stockholders of the Company at the 2008 Annual Meeting of Stockholders (the “Stockholder Approval”). If the stockholders of the Company did not approve the amendment to the Company’s Incentive Stock Plan at the 2008 Annual Meeting, then the Conditional Amendments would have been null and void. The Conditional Amendments provided for the grant of 1,500,000 shares of restricted Common Stock to ZelnickMedia, as described below, and required the Company to file with the SEC a Registration Statement on Form S-3 registering for resale all of the shares of Common Stock granted to ZelnickMedia under the Existing Management Agreement, including the additional equity grants made pursuant to the Second Amendment. The Conditional Amendments also provide that the Existing Management Agreement will not be further revised during its term.

As noted above, the Second Amendment provided that if the Stockholder Approval was obtained, the Company would grant 1,500,000 shares of restricted Common Stock to ZelnickMedia. These shares were granted pursuant to two separate grants, an award of 600,000 shares of restricted stock subject to time-based vesting conditions (the “Time-Based Award”) and an award of 900,000 shares of restricted stock subject to market-based vesting conditions (the “Market-Based Award”), on June 13, 2008, the fifth trading day following the filing of the Company’s Quarterly Report on Form 10-Q for its second fiscal quarter (ended April 30, 2008). The terms of the Time-Based Award and Market-Based Award are as follows:

•

The Time-Based Award is a restricted stock award of 600,000 shares of Common Stock that will vest in equal installments on each of the first, second and third anniversaries of the grant date, subject to the Existing Management Agreement not being terminated prior to the applicable vesting date. However, the Time-Based Award will immediately vest in full if the Existing Management Agreement is terminated by ZelnickMedia for Good Reason (as defined in the Existing Management Agreement) or by the Company without Cause (as defined in the Existing Management Agreement). Further, in the event of a Change in Control all unvested shares of restricted stock under the Time-Based Award will vest in full immediately prior to the consummation of such Change in Control. ZelnickMedia will forfeit to the Company any and all restricted stock that has not previously vested under the Time-Based Award if the Existing Management Agreement is terminated by the Company for Cause or by ZelnickMedia without Good Reason. Generally, ZelnickMedia may not sell or otherwise dispose of any Common Stock that it acquires pursuant to the Time-Based Award until the earlier of October 31, 2012 or the termination of the Existing Management Agreement.

•

The Market-Based Award is a restricted stock award of 900,000 shares of Common Stock that may vest on or after each of the Vesting Dates listed in the table below in the amounts set forth opposite the applicable Vesting Date, and subject to, with respect to each tranche, (i) the achievement of a price per share of Common Stock which would place the stockholder return on our Common Stock in the 75th percentile of the stockholder returns of all of the companies in the NASDAQ Industrial Index, and (ii) the Existing Management Agreement not being terminated prior to the achievement of the applicable performance goal for such Vesting Date.

Vesting Date	Shares Eligible to Vest
First anniversary of grant date	180,000
Second anniversary of grant date	270,000
Third anniversary of grant date	405,000
Fourth anniversary of grant date	45,000

As of the first, second and third Vesting Dates, the stockholder return on our Common Stock was in the 18th percentile, 19th percentile and 29th percentile, respectively, of the stockholder returns of all of the companies. Because the Company did not achieve any of its performance targets for the first three Vesting Dates, all such shares eligible to vest as of the first three Vesting Dates currently remain unvested. If the Company achieves the performance target as of any Vesting Date, all of the shares of restricted stock that did not vest on any prior Vesting Date shall nevertheless vest on such Vesting Date for which the Company achieves the performance target. However, the Market-Based Award will immediately vest in full if the Existing Management Agreement is terminated by ZelnickMedia for Good Reason or by the Company without Cause. In the event of a Change in Control, all unvested shares of restricted stock under the Market-Based Award will vest in full immediately prior to the consummation of such Change in Control.

ZelnickMedia will forfeit to the Company any and all restricted stock not previously vested under the Market-Based Award if the Existing Management Agreement is terminated by the Company for Cause or by ZelnickMedia without Good Reason. Generally, ZelnickMedia may not sell or otherwise dispose of any Common Stock that it acquires pursuant to the Market-Based Award until the earlier of October 31, 2012 or the termination of the Existing Management Agreement.

For additional information on the Second Amendment and the Time-Based Award and the Market-Based Award, including the full text thereof, see the Current Report on Form 8-K filed by the Company with the SEC on February 15, 2008.

As described under “Approval of ZelnickMedia Management Agreement (Proposal 3),” on May 20, 2011, the Company and ZelnickMedia entered into a New Management Agreement, which if approved by the Company’s stockholders will supersede and replace the Existing Management Agreement as set forth therein. The summary of the new management agreement contained herein is qualified in its entirety by reference to the New Management Agreement, a copy of which is attached as Annex B to this Proxy Statement.

Icahn Agreement.

On January 20, 2010, the Company and Carl C. Icahn, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., and Beckton Corp. (collectively, the “Icahn Group”) entered into an agreement (the “Icahn Agreement”). Pursuant to the Icahn Agreement, if any time after January 20, 2010 the Icahn Group ceases collectively to beneficially own, net of Short Interests (as defined in the Icahn Agreement), at least 4,159,359 shares of Common Stock, the Icahn Group shall cause each of SungHwan Cho, Brett Icahn, and James Nelson or their respective replacements to promptly tender his resignation from the Board of Directors and any committee of the Board of Directors on which he then sits.

For additional information on the Icahn Agreement, including the full text thereof, see the Current Report on Form 8-K filed by the Company with the SEC on January 20, 2010.

Transactions with Icahn Sourcing LLC.

Icahn Sourcing LLC (Icahn Sourcing) is an entity formed and controlled by Mr. Carl Icahn in order to leverage the potential buying power of a group of entities with which Mr. Carl Icahn either owns or otherwise has a relationship in negotiating with a wide range of suppliers of goods, services and property. The Company is a member of the buying group and, as such, is afforded the opportunity to purchase goods, services and property from vendors with whom Icahn Sourcing has negotiated rates and terms. Icahn Sourcing does not guarantee that we will purchase any goods, services or property from any such vendors, and we are under no obligations to do so. We do not pay Icahn Sourcing any fees or other amounts with respect to the buying group arrangement. The Company has purchased a variety of goods and services as a member of the buying group at prices and on terms that we believe are more favorable than those which would be achieved on a stand-alone basis.

Policy on Transactions with Related Persons.

The Board of Directors has adopted a policy requiring that any transaction: (1) involving the Company or any of its subsidiaries and (2) in which one of our directors, nominees for director, executive officers, or greater than five percent stockholders, or their immediate family members, have a direct or indirect material interest; be approved or ratified by a majority of the independent directors of the full Board.

In determining whether to approve or ratify any such transaction, the independent directors of the Board must consider, in addition to other factors deemed appropriate, whether the transaction is on terms no less favorable to the Company than those involving unrelated parties. No director may participate in any review, approval or ratification of any transaction if he or she, or his or her immediate family member, has a direct or indirect material interest in the transaction.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

The members of our Board of Directors, our executive officers and persons who beneficially own more than 10% of our outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Exchange Act, as amended, which requires them to file reports with respect to their ownership of our Common Stock and their transactions in such Common Stock. Based solely upon a review of the copies of Section 16(a) reports that we have received from such persons or entities for transactions in our Common Stock and their Common Stock holdings for fiscal year 2011, we believe that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by our directors and executive officers. All three Icahn directors filed their Form 3s on April 29, 2010, which was a few days longer than ten days after they joined the Board (due to administrative error) as required by applicable law.

NO INCORPORATION BY REFERENCE

In its filings with the SEC, the Company sometimes “incorporates by reference” certain information. This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Report of the Audit Committee” and the “Report of the Compensation Committee” contained in this proxy statement specifically are not incorporated by reference into any other filings with the SEC and shall not be deemed to be “soliciting material.”

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

The Company currently anticipates holding its Annual Meeting of Stockholders for its fiscal year ending March 31, 2012 in September 2012. Accordingly, stockholders who wish to present proposals, nominate directors or present other business appropriate for consideration at the Company’s Annual Meeting of Stockholders to be held in 2012 must submit the proposal in proper form and in satisfaction of the conditions established by the SEC, to the Company at its address set forth on the first page of this proxy statement not later than March 31, 2012 in order for the proposal to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such annual meeting.

As provided in the Company’s bylaws, for any proposal, director nomination or other business that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2012 Annual Meeting of Stockholders, notice of intention to present the proposal, nominate directors or present other appropriate business must be received in writing by the Company by no earlier than May 29, 2012 and no later than June 28, 2012. Address all notices of intention to present proposals at the 2012 Annual Meeting of Stockholders to Take-Two Interactive Software, Inc., 622 Broadway, New York, New York 10012, Attn: Investor Relations.

OTHER MATTERS

The Board of Directors is aware of no other matter, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matter properly comes before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

Annex A

AMENDMENT No. 2

TAKE-TWO INTERACTIVE SOFTWARE, INC.

2009 STOCK INCENTIVE PLAN

This Amendment (the “Amendment”) to the Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan, as adopted on April 23, 2009, and amended on February 18, 2010 (the “Plan”), is made effective as of this 12th day of July 2011.

WHEREAS, Take-Two Interactive Software, Inc. (the “Company”) maintains the Plan; and

WHEREAS, pursuant to Section 12.1 of the Plan, the Plan may be amended by either the Company’s Board of Directors (the “Board”) or the Compensation Committee of the Board, subject, in the case of certain amendments, to approval by the Company’s stockholders; and

WHEREAS, the Board believes it to be in the best interests of the Company to amend the Plan to (x) increase the number of shares that may be issued to participants in the Plan in connection with awards granted thereunder, subject to the approval of the increase by the stockholders of the Company and (y) amend the change in control provisions of the Plan.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Section 4.1(a) of the Plan is amended, subject to the approval of the stockholders of the Company, by striking the number “7,650,000” from the first sentence thereof and replacing it with “12,650,000.”

2. Section 11.2 of the Plan is amended by adding the following language at the end thereof:

“Notwithstanding anything herein to the contrary, in no event shall stockholder approval of a transaction which, if consummated, would constitute a Change in Control, constitute a Change in Control.”

Except as modified by this Amendment, all of the terms and conditions of the Plan shall remain valid and in full force and effect.

*            *             *

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IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Company, has executed this instrument as of the 12th day of July 2011 on behalf of the Board.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

By:	/s/ Daniel P. Emerson
Name:	Daniel P. Emerson
Title:	SVP, Assoc. General Counsel and Secretary

Annex B

MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT (this “Agreement”), dated as of May 20, 2011, is by and between ZelnickMedia Corporation, a New York corporation (“ZelnickMedia”), and Take-Two Interactive Software, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company desires to receive financial and management consulting services from ZelnickMedia, and to obtain the benefit of the experience of ZelnickMedia in business and financial management of companies engaged in businesses similar to the Company’s;

WHEREAS, ZelnickMedia desires to provide financial and management consulting services to the Company and the compensation arrangements set forth in this Agreement are designed to compensate ZelnickMedia for such services;

WHEREAS, ZelnickMedia and the Company are parties to that certain Management Agreement, dated as of March 30, 2007, by and between ZelnickMedia and the Company, as amended by that certain Amendment to Management Agreement, dated as of July 27, 2007, and that certain Second Amendment to Management Agreement, dated as of February 14, 2008 (as amended, the “Original Agreement”), which sets forth the terms of the existing management services agreement between ZelnickMedia and the Company;

WHEREAS, ZelnickMedia and the Company desire to supersede and replace the Original Agreement in its entirety (except as otherwise expressly contemplated herein), effective as of the date of the approval of this Agreement by a majority of the shares of the Company’s stock having voting power present in person or represented by proxy (the “Stockholder Approval”) at a meeting of the stockholders of the Company, at which a quorum is present, as contemplated by Section 25 hereof; and

WHEREAS, ZelnickMedia and the Company contemplate that this Agreement will be submitted for approval by the Company’s stockholders at the Stockholders Meeting (as defined below) and, prior to obtaining Stockholder Approval (or if Stockholder Approval is not obtained), the Company and ZelnickMedia will continue to abide by and operate under the terms and conditions of the Original Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective agreements hereinafter set forth, and the mutual benefits to be derived herefrom, ZelnickMedia and the Company agree as follows:

1. Engagement. The Company hereby engages ZelnickMedia as its financial and management consultant, and ZelnickMedia hereby agrees to provide financial and management consulting services to the Company, all on the terms and subject to the conditions set forth below.

2. Services of ZelnickMedia. ZelnickMedia hereby agrees during the term of this engagement to consult with the board of directors (the “Board”) and management of the Company and its subsidiaries in such manner and on such business and financial matters as may be reasonably requested from time to time by the Board, including but not limited to:

(i) oversee and supervise the operations of the Company and its subsidiaries in accordance with policies established by the Board and usual and customary standards of efficient operation and maintenance;

(ii) assist in the preparation of operating budgets and business plans;

(iii) advise and assist the Company and its subsidiaries regarding their corporate and financial structure;

(iv) advise and assist the Company and its subsidiaries in formulating long-term business strategies;

(v) assist the Company in recruiting senior management;

(vi) advise and assist the Company in securing equity and/or debt financing and negotiating and structuring the terms of such financing;

(vii) assist the Company and its subsidiaries with controlled mergers and acquisitions with, and of, third party entities;

(viii) advise and assist the Company in evaluating potential sale or exit opportunities, structuring and negotiating a sale of the Company, or leveraged recapitalization; and

(ix) respond to Board requests concerning, and perform any other management services incidental to, the foregoing, or any other management or advisory services reasonably requested by the Board from time to time and to which ZelnickMedia agrees.

3. Personnel.

(i) ZelnickMedia shall provide and devote to the performance of this Agreement such employees, agents and representatives of ZelnickMedia, and for such time, as ZelnickMedia shall deem appropriate for the furnishing of the services required hereunder. Notwithstanding the generality of the foregoing, it is agreed that in the performance of its duties hereunder, ZelnickMedia shall make available the following individuals to provide the described services:

(A) During the term of the Agreement, Strauss Zelnick shall serve as the Executive Chairman of the Board and Chief Executive Officer of the Company, and shall devote a sufficient amount of his business time to the performance of his duties during the term of this Agreement, consistent with past practice.

(B) Karl Slatoff shall serve as Chief Operating Officer of the Company pursuant to the employment agreement by and between the Company and Mr. Slatoff dated as of February 14, 2008 and as amended from time to time by mutual agreement of the Company and Mr. Slatoff.

(C) An employee of ZelnickMedia shall serve as a Vice President or another senior position of the Company (which position is currently filled by Michael Worosz as Vice President, Strategy and Corporate Development of the Company).

(D) Other ZelnickMedia personnel as appropriate, shall provide services to the Company on a project-by-project, as needed basis.

(ii) In the event that Mr. Zelnick or any other employee of ZelnickMedia acting in an executive capacity for the Company is unable or unavailable to serve in the applicable capacities set forth in Section 3(i) above, ZelnickMedia shall provide a qualified individual to serve in such capacity, who must be reasonably satisfactory to the Board. If ZelnickMedia does not provide a qualified replacement reasonably acceptable to the Board within a reasonable period of time, the Company may fill such position with a person not affiliated with ZelnickMedia and deduct the costs of such person’s compensation (including cash and equity compensation) from ZelnickMedia’s compensation under the Agreement; provided, however, that such costs shall not be deducted from ZelnickMedia’s compensation hereunder if Mr. Zelnick or such other employee of ZelnickMedia, as applicable, is terminated by the Company without Cause or resigns for Good Reason (in the case of Mr. Zelnick, each as defined in Section 8 of this Agreement, or, in the case of any other employee of ZelnickMedia, each as defined in such person’s employment agreement with the Company); provided further, however, that in no event shall any action or inaction by ZelnickMedia, Strauss Zelnick, or any other individual appointed by ZelnickMedia pursuant to Section 3(i) give rise to or constitute Good Reason with respect to Mr. Zelnick or any such other employee of ZelnickMedia or, to the extent that such action or failure to act results in a termination of such individual’s employment by the Company, be deemed a termination of such individual’s employment by the Company without Cause, in either case for purposes of this Section 3(ii). The Compensation Committee of the Board (the “Committee”) shall reasonably and in good faith determine the value of the equity awarded to such replacement person and the appropriate deductions from the cash and equity compensation payable to ZelnickMedia (including the Management Fee and Annual Bonus and the equity awards pursuant to Section 6 below); provided, however, that, except as provided in Section 8 or Section 24 hereof, in no event shall ZelnickMedia be required to forfeit any cash compensation paid to ZelnickMedia or any vested equity awards, whether granted pursuant to Section 6 below or otherwise.

4. Management Fee. On the first day of each month during the term of this Agreement (each, a “Payment Date”), beginning on the first day of the month following the month in which the Stockholder Approval is obtained (the “First Payment Date”), the Company shall pay to ZelnickMedia a monthly management fee as set forth in the table below (the “Management Fee”) in immediately available funds:

Payment Date	Management Fee
First Payment Date through and including March 1, 2012	$208,333.33 ($2,500,000.00 per annum)
April 1, 2012 through and including March 1, 2013	$214,583.33 ($2,575,000.00 per annum)
April 1, 2013 through and including March 1, 2014	$221,020.83 ($2,652,250.00 per annum)
April 1, 2014 through and including May 1, 2015	$227,651.46 ($2,731,817.50 per annum)

5. Annual Bonus. In addition to the Management Fee, ZelnickMedia shall receive an annual bonus (the “Annual Bonus”) for each of the fiscal years of the Company ending March 31, 2012, March 31, 2013, March 31, 2014 and March 31, 2015 (the “Applicable Fiscal Years”). The actual amount of the Annual Bonus shall be determined reasonably and in good faith by the Committee with respect to each Applicable Fiscal Year subject to the terms set forth herein, and shall be paid within the 15-day period immediately following the Company’s receipt of its audited financial statements for the Applicable Fiscal Year but in all events in the fiscal year immediately following the Applicable Fiscal Year to which the Annual Bonus relates but prior August 15th of such subsequent fiscal year, as follows:

(i) In the event actual results in an Applicable Fiscal Year are less than 80% of the Target (as defined below), the Annual Bonus shall be zero.

(ii) In the event actual results in an Applicable Fiscal Year are equal to or greater than 80% of the Target but less than 100% of the Target, the Annual Bonus shall be between the 80% Bonus Amount (as defined below) and the 100% Bonus Amount (as defined below), pro rated on a straight-line basis between 80% and 100% based upon the actual percentage of Target achieved.

(iii) In the event actual results in an Applicable Fiscal Year are equal to or greater than 100% of the Target but less than 120% of the Target, the Annual Bonus shall be between the 100% Bonus Amount (as defined below) and the 120% Bonus Amount (as defined below), pro rated on a straight-line basis between 100% and 120% based upon the actual percentage of Target achieved.

(iv) In the event actual results in an Applicable Fiscal Year are equal to or greater than 120% of the Target but less than 150% of the Target, the Annual Bonus shall be between the 120% Bonus Amount (as defined below) and the Maximum Bonus Amount (as defined below), pro rated on a straight-line basis between 120% and 150% based upon the actual percentage of Target achieved.

(v) In the event actual results in an Applicable Fiscal Year are equal to or greater than 150% of the Target, the Annual Bonus shall be the Maximum Bonus Amount (as defined below).

For purposes of this Section 5, for each respective Applicable Fiscal Year, the terms “80% Bonus Amount”, “100% Bonus Amount”, “120% Bonus Amount” and “Maximum Bonus Amount” shall have the values set forth in the table below.

Applicable Fiscal Year	80% Bonus Amount	100% Bonus Amount	120% Bonus Amount	Maximum Bonus Amount
Ending March 31, 2012	$0	$1,750,000.00	$2,500,000.00	$3,500,000.00
Ending March 31, 2013	$0	$1,802,500.00	$2,575,000.00	$3,605,000.00
Ending March 31, 2014	$0	$1,856,575.00	$2,652,250.00	$3,713,150.00
Ending March 31, 2015	$0	$1,912,272.25	$2,731,817.50	$3,824,544.50

For example, if the actual results in the Applicable Fiscal Year ending March 31, 2012 are 110% of the Target (as defined below), the Annual Bonus shall be $2,125,000.

The term “Target” shall mean budgeted EBITDA of the Company (or other measurement of financial performance reasonably determined by the members of the Board, excluding any member of the Board who is a shareholder, affiliate, member and/or partner of ZelnickMedia, and agreed with ZelnickMedia for an Applicable Fiscal Year), determined within 30 days of the beginning of that Applicable Fiscal Year by mutual agreement of the Company and ZelnickMedia, each acting reasonably and in good faith, and measured without giving effect to any payments under this Agreement.

For purposes of this Agreement, if budgeted EBITDA is used as the Target, the term “EBITDA” shall be calculated consistent with the Company’s past practices and on the same basis as utilized by the Company for other employee compensation purposes; and actual EBITDA with respect to each Applicable Fiscal Year shall be calculated by the Company acting reasonably and in good faith, after meaningful consultation with ZelnickMedia, in the same manner as the budgeted EBITDA for such Applicable Fiscal Year.

The Committee shall, acting reasonably and in good faith, after meaningful consultation with ZelnickMedia, make such adjustments to the calculation of actual or budgeted EBITDA as it deems equitable in the event the circumstances upon which budgeted EBITDA is initially calculated change during any Applicable Fiscal Year.

Unless this Agreement is earlier terminated by either ZelnickMedia or the Company in accordance with Section 8 prior to May 31, 2015, ZelnickMedia shall receive a pro-rated annual bonus (the “Pro-Rated Bonus”) for the portion of the fiscal year between March 31, 2015 and May 31, 2015. The actual amount of the Pro-Rated Bonus shall be determined by the Committee acting reasonably and in good faith, after meaningful consultation with ZelnickMedia, in accordance with the principles set forth in Section 5(i)-(v) and shall be paid within the 15-day period immediately following the filing of the Company’s Quarterly Report on Form 10-Q for its first fiscal quarter ending June 30, 2015, based on the actual results for the period from March 31, 2015 through May 31, 2015 and measured against the pro-rated Target for the fiscal year ending March 31, 2016, with such adjustments as the Committee reasonably and in good faith, after meaningful consultation with ZelnickMedia, deems equitable to reflect seasonality or other factors that may impact the determination of an appropriate pro-rated Target. For purposes of calculating the Pro-Rated Bonus, the terms “80% Bonus Amount”, “100% Bonus Amount”, “120% Bonus Amount” and “Maximum Bonus Amount” shall mean $0, $1,969,640.42, $2,813,772.03, and $3,939,280.84, respectively.

The Committee shall, acting reasonably and in good faith, after meaningful consultation with ZelnickMedia, make such adjustments to this Section 5 as it deems equitable in the event the Company changes its fiscal year during the term of this Agreement.

6. Equity Award. ZelnickMedia (or upon three (3) days prior written notice of ZelnickMedia to the Company, an affiliate or partner of ZelnickMedia that agrees to be bound by the provisions of this Section 6) shall be entitled to receive 1,100,000 shares of time-based restricted stock of the Company and 1,650,000 shares of performance-based restricted stock of the Company, pursuant to and in accordance with the terms and conditions of the agreements attached as Exhibit A and Exhibit B hereto, respectively (the “New Grant Agreements”), to be granted on the Issuance Date (as defined below). The New Grant Agreements, together with the grant agreements attached as Exhibit A and Exhibit B to the Original Agreement relating to the restricted stock described in Section 6 of the Original Agreement (the “Original Grant Agreements”), shall be referred to collectively as the “Grant Agreements.”

Until October 31, 2012 or earlier if this Agreement is earlier terminated pursuant to Section 8 below, ZelnickMedia shall not, and shall cause its shareholders, partners, members and other affiliates to not, sell or otherwise dispose (other than to an affiliate or partner of ZelnickMedia that agrees to be bound by the provisions of this Section 6) of (x) any shares of common stock of the Company acquired upon exercise of ZelnickMedia’s option granted pursuant to Section 6 of the Original Agreement (collectively, the “Option Shares”) or (y) any vested shares of restricted common stock of the Company granted pursuant to Section 6 of the Original Agreement (collectively, the “Original Vested Shares”), and the preceding restriction shall not be waivable by the Company without the approval of stockholders holding a majority of the Company’s outstanding voting securities at the time such approval is given; provided, however, that the foregoing shall not limit the right of ZelnickMedia and/or its shareholders, partners, members and other affiliates to sell or otherwise dispose of that number of shares of common stock of the Company necessary to satisfy any taxes imposed on ZelnickMedia, its shareholders, affiliates and/or its members or partners as a result of the exercise of the option granted pursuant to Section 6 of the Original Agreement or the vesting of the shares granted pursuant to Section 6 of the Original Agreement, or in connection with the transfer of shares by ZelnickMedia to an affiliate or partner thereof.

In addition to the restrictions contained in the preceding paragraph, until the earlier of (A) May 31, 2015, (B) a Change in Control or (C) the termination of this Agreement pursuant to Section 8 below, ZelnickMedia shall not, and shall cause its shareholders, partners, members and other affiliates to not, sell or otherwise dispose (other than, upon not less than three (3) days’ prior written notice to the Company, to an affiliate or partner of ZelnickMedia that agrees to be bound by the provisions of this Section 6) of any Option Shares, Original Vested Shares or any vested shares of restricted common stock of the Company granted pursuant to Section 6 of this Agreement if the Market Value (as defined below) of all shares of the Company (including but not limited to (i) the Option Shares, (ii) vested or unvested shares of time-based restricted stock of the Company granted pursuant to Section 6 of the Original Agreement or Section 6 of this Agreement and (iii) vested shares of performance-based restricted stock of the Company granted pursuant to Section 6 of the Original Agreement or Section 6 of this Agreement, but excluding unvested shares of performance-based restricted stock of the Company granted pursuant to Section 6 of the Original Agreement or Section 6 of this Agreement) that would, after giving effect to such proposed sale or other disposition, be owned by ZelnickMedia, its shareholders, partners, members and other affiliates (including former shareholders, partners, members or affiliates to whom such shares were transferred by ZelnickMedia in accordance with this paragraph or the immediately preceding paragraph) (collectively, “Applicable Shares”), as of the trading day immediately preceding the date of the proposed sale or disposition, be less than four times (4X) the then current per annum Management Fee; provided, however, that the foregoing shall not limit the right of ZelnickMedia and/or its shareholders, partners, members and other affiliates to sell or otherwise dispose of that number of shares of common stock of the Company necessary to satisfy any taxes imposed on ZelnickMedia, its shareholders, affiliates and/or its members or partners as a result of the exercise of the option granted pursuant to Section 6 of the Original Agreement, vesting of the shares granted pursuant to Section 6 of the Original Agreement or vesting of the shares granted pursuant to Section 6 of this Agreement, or in connection with the transfer of shares by ZelnickMedia to an affiliate or partner thereof. For purposes of this Section 6, “Market Value” of a number of shares of the Company’s common stock shall equal the number of shares of common stock multiplied by the average of the closing prices of the Company’s common stock for each trading day during the 90-day period ending on the day as of which Market Value is being determined (which, in the case of a sale or other disposition, shall be the trading day immediately preceding the date of such sale or other disposition).

ZelnickMedia hereby acknowledges the Company’s “Securities Trading Policy” (as in effect from time to time, the “Trading Policy”) and shall, and shall cause its shareholders, partners, members and other affiliates, and shall use commercially reasonable efforts to cause its employees (including by making compliance a condition to the employees’ continued employment), to comply at all times with the Trading Policy as if such Persons (as defined below) were executive officers of the Company under the terms of the Trading Policy.

In order to ensure that the persons providing services under this Agreement are properly incentivized, ZelnickMedia covenants and agrees that no more than 50% of the aggregate compensation payable to ZelnickMedia hereunder (whether in the form of Management Fee, Annual Bonus or Equity Awards) will be paid, payable or otherwise conveyed (directly or indirectly) to any one individual providing services hereunder.

7. Expenses. The Company shall (i) promptly reimburse ZelnickMedia for all reasonable out-of-pocket fees and expenses as have been or may be incurred (before or after the date of this Agreement) by ZelnickMedia, its directors, officers, employees, counsel, agents and representatives in connection with ZelnickMedia’s engagement hereunder and the rendering of services hereunder (including, but not limited to, attorneys’ fees in connection with the negotiation and performance of this Agreement and fees and expenses incurred in attending Company-related meetings) and (ii) reimburse ZelnickMedia for all travel expenses in accordance with the Company’s “Travel and Entertainment Policy”. The Company shall reimburse ZelnickMedia for all attorneys’ fees incurred by ZelnickMedia in connection with the negotiation of this Agreement as soon as practicable after the date hereof.

8. Term. This Agreement will continue from the date hereof until May 31, 2015, unless earlier terminated by either ZelnickMedia or the Company in accordance with this Section 8. This Agreement may be terminated immediately by the Company for Cause (as defined below) or by ZelnickMedia for Good Reason (as defined below), and may be terminated by the Company without Cause or by ZelnickMedia without Good Reason, in each case upon 30 days’ written notice (which notice requirement will be waived following a Change in Control). If this Agreement is terminated by the Company or ZelnickMedia prior to May 31, 2015, ZelnickMedia will be entitled to the following: (a) if this Agreement is terminated by the Company for Cause or by ZelnickMedia without Good Reason, all unvested equity granted under Section 6 above or Section 6 of the Original Agreement shall be forfeited for no consideration and ZelnickMedia shall be paid on the date of termination (i) all earned but unpaid Management Fees and (ii) any accrued but unpaid Annual Bonus for a completed fiscal year, and ZelnickMedia shall retain the vested portion of all equity granted under Section 6 above or Section 6 of the Original Agreement; (b) if this Agreement is terminated by the Company without Cause or by ZelnickMedia for Good Reason (whether before or after a Change in Control), (i) ZelnickMedia shall be paid on the date of termination (x) all earned but unpaid Management Fees and (y) any accrued but unpaid Annual Bonus for a completed fiscal year, plus the lesser of (A) all Management Fees that would have been paid through May 31, 2015, plus the amount of all Annual Bonuses not yet accrued or paid that would have been payable in respect of any Applicable Fiscal Years through May 31, 2015 assuming the 100% Bonus Amounts would be payable in each such Applicable Fiscal Year and (B) three times (3X) the sum of the then current per annum Management Fee plus the then current 100% Bonus Amount; (ii) all unvested time-based restricted stock granted pursuant to the New Grant Agreements shall vest; and (iii) all performance-based restricted stock granted pursuant to the New Grant Agreements will vest in accordance with the terms of the applicable New Grant Agreements. Notwithstanding anything to the contrary contained in this Section 8, upon any termination of this Agreement or Change in Control, the shares of restricted stock granted pursuant to the Original Grant Agreements shall vest in accordance with the terms of the applicable Original Grant Agreements and the Original Agreement (which terms shall survive the termination of the Original Agreement in accordance with Section 25); provided, however, that in the event a Change in Control occurs at any time prior to June 13, 2012, notwithstanding the terms of the applicable Original Grant Agreements and the Original Agreement, ZelnickMedia agrees on behalf of itself and any transferee of shares pursuant to Section 6 of this Agreement that the number of then unvested shares of the performance-based restricted stock granted pursuant to Section 6 of the Original Agreement that is equal to the number of shares of the performance-based restricted stock granted pursuant to Section 6 of this Agreement that have vested as of immediately prior to such Change in Control, or that will become Vesting-Eligible Shares

(as defined in the New Grant Agreements) upon such a Change in Control, shall be automatically forfeited for no consideration upon the consummation of such Change in Control; provided that the number of shares of the performance-based restricted stock that may be forfeited pursuant to this sentence shall not exceed 450,000 shares, as adjusted to give affect to any stock splits, stock dividends and similar adjustments.

“Cause” means (a) the conviction of, or a plea of guilty or nolo contendere by any of the individuals provided by ZelnickMedia to serve in the positions set forth in Section 3(i)(A)-(B) (which positions are currently filled by Strauss Zelnick or Karl Slatoff, respectively) of any felonious criminal act (other than traffic-related offenses or as a result of vicarious liability), (b) fraud, or (c) any act or omission involving malfeasance or gross negligence by ZelnickMedia in the performance of its obligations hereunder, in the case of each of clauses (b) through (c) above, that relates to and damages the Company and, if capable of being cured so that the Company is not materially damaged, is not so cured within 15 days after receipt by ZelnickMedia of written notice thereof.

“Good Reason” means (a) a condition that materially impairs the ability of ZelnickMedia, Strauss Zelnick or any other individual appointed by ZelnickMedia pursuant to Section 3(i)(A)-(B) to perform their respective duties or responsibilities, as applicable, as contemplated herein, (b) assigning Strauss Zelnick or any other individual appointed by ZelnickMedia pursuant to Section 3(i)(A)-(B) duties materially inconsistent with their respective positions (including status, offices, titles and reporting requirements), authorities or responsibilities or any other action by the Company which results in a material diminution of their respective positions, authorities, duties or responsibilities (and in making this determination with respect to Mr. Zelnick, factors may include Mr. Zelnick ceasing to be the most senior executive in any controlled group containing the Company), (c) the failure by the Company to perform any of its material obligations under this Agreement or (d) the requirement that ZelnickMedia’s place of service be located outside a 30-mile radius of New York City, NY.

A “Change in Control” means any transaction or occurrence (or series of related transactions or occurrences) which results at any time in any of (i) a sale of all or substantially all of the consolidated assets of the Company and of its subsidiaries, or a consolidation, reorganization, merger, or other business combination of the Company with or into, any other Person (as defined below) if, after such transaction the stockholders of the Company immediately prior to such transaction beneficially hold, directly or indirectly, less than a majority of the outstanding voting units of the purchasing or surviving parent entity in such transaction, on a fully diluted basis, (ii) a change in the majority of the members of the Board to Persons who were neither (x) nominated or appointed by the current Board nor (y) nominated or appointed by directors so nominated or appointed, or (iii) an acquisition by any individual, general partnership, limited partnership, limited liability company, corporation, trust, estate, real estate investment trust association or any other entity (each, a “Person”) or group of Persons (other than the Company or any subsidiary of the Company or any of their affiliates) of the outstanding securities of the Company in a transaction or series of transactions, if immediately thereafter such acquiring Person or group has, or would have, beneficial ownership of more than fifty percent (50%) of the combined equity interests or voting power of the Company; provided that mere formation of a group will not itself constitute a Change in Control. A Change in Control shall be deemed to occur as of the effective date of the first event, action or transaction leading to one of the results described above.

As the parties hereto do not intend that actions taken by ZelnickMedia or any of its employees, shareholders, members, partners or other affiliates could give rise to a right on the part of ZelnickMedia to terminate this Agreement for Good Reason, the Company and ZelnickMedia hereby agree that, in no event shall any conduct or actions undertaken by ZelnickMedia or any of its employees, shareholders, members, partners or other affiliates, or any failure by such Persons to act, give rise to or constitute Good Reason hereunder or, to the extent that such conduct, actions, or failure to act results in a termination of this Agreement, be deemed a termination of this Agreement by the Company without Cause.

This Agreement (other than the Binding Provision (as defined below)) shall automatically terminate if the Stockholder Approval shall not have been obtained after a vote of the Company’s stockholders has been taken and completed at the Stockholders Meeting contemplated by Section 25 hereof or at any adjournment or postponement thereof.

For the avoidance of doubt, if this Agreement is terminated at any time and the Stockholder Approval has not been obtained as of such date, in no circumstance shall this Agreement or the Original Agreement be deemed terminated by the Company without Cause or by ZelnickMedia for Good Reason on account of such failure to obtain the Stockholder Approval.

No termination of this Agreement, whether pursuant to this paragraph or otherwise, shall affect the Company’s obligations with respect to any and all reasonable fees, costs and expenses incurred by ZelnickMedia in rendering services hereunder and not reimbursed by the Company as of the effective date of such termination or the Company’s indemnification and contribution obligations.

9. Confidentiality; Non-Solicitation. ZelnickMedia shall not at any time during or after the term of this Agreement, directly or indirectly, except as in good faith deemed necessary or desirable to perform any of its obligations hereunder, to defend its own rights or as required by applicable law or legal process, disclose or use for its own benefit or purposes or the benefit or purposes of any other person, firm, partnership, joint venture, association, corporation or other business organization, entity or enterprise other than the Company and any of its subsidiaries or affiliates, any trade secrets, information, data, or other information, including, without limitation, relating to customers, development programs, costs, marketing, trading, investment, sales activities, promotion, credit and financial data, manufacturing processes, financing methods, plans, or the business and affairs of the Company, or of any subsidiary or affiliate of the Company; provided, that the foregoing shall not apply to information which is generally known to the industry or the public (other than as a result of ZelnickMedia’s breach of this covenant) or information obtained by ZelnickMedia prior to March 30, 2007 or not in connection with its performance of its obligations under this Agreement. ZelnickMedia agrees that upon termination of this Agreement, upon the Company’s request, it shall immediately return to the Company all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of the Company and its affiliates, except that ZelnickMedia may retain such personal notes, notebooks and diaries that do not contain confidential information of the type described above. For a period beginning on March 30, 2007 and ending one year after the date of termination of this Agreement, except in the event this Agreement is terminated by the Company without Cause or by ZelnickMedia for Good Reason, ZelnickMedia shall not in any capacity, either individually or in association with others, employ or solicit for employment (other than in any general solicitation) any person who is an employee of the Company or its affiliates at the level of vice president or higher immediately prior to such employment or during such solicitation.

10. Liability. Neither ZelnickMedia nor any of its affiliates, directors, officers, employees, counsel, agents or representatives shall be liable to the Company or its subsidiaries or affiliates for any loss, claim, liability, damage or expense arising out of or in connection with the performance of services contemplated by this Agreement, other than any loss, claim, liability, damage or expense to the extent determined by the final judgment of a court of competent jurisdiction to have been caused from the gross negligence, fraud, bad faith or willful misfeasance of ZelnickMedia or its affiliates.

11. Indemnification; D&O Insurance. To the fullest extent permitted by applicable law, the Company shall indemnify and hold harmless ZelnickMedia and its affiliates, and each of their respective members, managers, directors, officers, employees, counsel, agents, representatives, contractors and affiliates (each such individual or entity to be referred to hereinafter as an “Indemnified Person”), from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, whether or not involving a third party, to which an Indemnified Person may be subject, insofar as such loss, claim, damage, liability or action relates to, arises out of or results from any Covered Event (as such term is defined below) or alleged Covered Event, and will reimburse such Indemnified Person upon request for all expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by such Indemnified Person in connection with investigating, defending or preparing to defend against any such loss, claim, damage, liability or action, as such expenses are incurred or paid. The term “Covered Event” shall mean (a) any action taken, or services performed, by an Indemnified Person, related to or consistent with the terms of this Agreement or the Original Agreement, or (b) any action taken, or omitted to be taken, by the Company or any of its managers, directors, officers, employees, agents or affiliates, in connection with any matter in which an Indemnified Person has been involved pursuant to this Agreement or the Original Agreement; provided, that the term “Covered Event,” with respect to an Indemnified Person, shall exclude any loss, claim, damage, liability or expense to the extent determined by the final judgment of a court of competent jurisdiction to have been caused from the gross negligence, fraud, bad faith or willful misfeasance of such Indemnified Person or any affiliate thereof. The Company shall cover the designees of ZelnickMedia under directors and officers’ liability insurance both during and, while potential liability exists, after the term of the Agreement in amounts reasonably requested by ZelnickMedia.

12. Independent Contractor. ZelnickMedia and the Company agree that ZelnickMedia shall perform services hereunder as an independent contractor, retaining control and direction over and responsibility for its own operations and personnel. Neither ZelnickMedia nor their directors, officers or employees shall be considered employees or agents of the Company or its subsidiaries as a result of this Agreement nor shall any of them have authority to contract in the name of or bind the Company, except as expressly agreed to in writing by the Company, including as provided in this Agreement.

13. Notices. Any notice, report or payment required or permitted to be given or made under this Agreement by one party to the other shall be deemed to have been duly given or made if personally delivered or, if mailed, when mailed by registered or certified mail, postage prepaid, to the other party at the following addresses (or at such other address as shall be given in writing by one party to the other):

If to ZelnickMedia:

ZelnickMedia Corporation
19 West 44th Street, 18th Floor
New York, NY 10036
Telephone: (212) 223-1383
Facsimile: (212) 223-1384
Attention: Strauss Zelnick

If to the Company:

Take-Two Interactive Software, Inc.
622 Broadway
New York, NY 10012
Telephone: (646) 536-2842
Facsimile: (646) 536-2926
Attention: General Counsel

14. Entire Agreement; Modification. Effective as of the Effective Date, this Agreement, the Grant Agreements and the terms of the Original Agreement that survive termination as contemplated by Section 25 hereof shall (a) contain the complete and entire understanding and agreement of ZelnickMedia and the Company with respect to the subject matter hereof; and (b) supersede all prior and contemporaneous understandings, conditions and agreements, oral or written, express or implied, respecting the engagement of ZelnickMedia in connection with the subject matter hereof, including the Original Agreement. This Agreement may be amended or modified, or any of the terms, covenants or conditions hereof may be waived, only by a written instrument executed by ZelnickMedia and the Company, or in the case of a waiver, by the party or parties waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term or covenant contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as a further or continuing waiver of any such condition, or the breach of any other provision, term or covenant of this Agreement.

15. Waiver of Breach. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach of that provision or any other provision hereof.

16. Assignment. ZelnickMedia may assign its rights or obligations under this Agreement only with the express written consent of the Company, such consent not to be unreasonably withheld. The Company may not assign its rights or obligations under this Agreement. The Company hereby agrees to the assignment by ZelnickMedia of all of its rights and obligations under this Agreement to ZM Capital Advisors, LLC, a Delaware limited liability company (“ZM Capital”); provided, however, that ZelnickMedia shall remain liable for all of the obligations hereunder and under this Agreement. In the event ZelnickMedia elects to effect such assignment to ZM Capital, it shall cause ZM Capital to execute a joinder agreement to this Agreement in form and substance reasonably acceptable to the Company.

17. Successors. This Agreement and all the obligations and benefits hereunder shall inure to the successors and permitted assigns of the parties.

18. Failure to Pay. If for any reason the Company does not pay the Management Fee, Annual Bonus, Pro-Rated Bonus or any other amount due under this Agreement when due, then such amount shall accrue interest at a rate of 1% per month and shall continue to be payable and shall be paid by the Company as soon as it can be paid. The preceding sentence shall not limit any other remedies of ZelnickMedia in the event amounts are not paid when due.

19. Counterparts. This Agreement may be executed and delivered by each party hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and both of which taken together shall constitute one and the same agreement.

20. Choice of Law. This Agreement and any dispute arising hereunder shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each party consents to the in personam jurisdiction of the Court of Chancery or other courts of the State of Delaware and the United States District Court located in the State of Delaware in connection with any claim or dispute arising under or in connection with this Agreement.

21. Severability. If any provision of this Agreement is or becomes illegal, invalid or unenforceable under any law or regulation of any jurisdiction, it shall, as to such jurisdiction, be deemed modified to the least degree necessary to conform to the requirements of such law or regulation, or if for any reason it is not deemed so modified, it shall be illegal, invalid or unenforceable only to the extent set forth in the law or regulation without affecting the legality, validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement.

22. Section 409A. Notwithstanding anything to the contrary contained in this Agreement, in the event that one or more payments under this Agreement are subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and would cause ZelnickMedia to incur any additional tax or interest under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder, the Company shall, at no additional cost to the Company, after consulting with ZelnickMedia and receiving ZelnickMedia’s approval, reform and appropriately adjust such provision; provided that the Company agrees to maintain, to the maximum extent practicable without any such additional cost to the Company, the original intent and economic benefit to ZelnickMedia of the applicable provision without violating the provisions of Section 409A of the Code.

23. Registration Statement. Subject to reasonable blackout periods and the receipt of necessary information from ZelnickMedia (or its designated partner or affiliate, if applicable) for inclusion in such filing, the Company shall, at any time following the first anniversary of the date hereof and within 45 days following the written request of ZelnickMedia, file a registration statement on Form S-3 (or any applicable successor registration form) (the “Registration Statement”) covering the shares of the common stock granted to ZelnickMedia pursuant to

Section 6 above and Section 6 of the Original Agreement, including the shares of common stock issuable upon exercise of the option granted pursuant to Section 6 of the Original Agreement. Subject to reasonable blackout periods, the Company shall use its reasonable best efforts to prepare and file with the Securities and Exchange Commission (“SEC”) such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective and free from any material misstatement or omission to state a material fact until such time as all such shares of common stock have been sold pursuant to a registration statement or are otherwise freely tradeable.

24. Dodd-Frank. ZelnickMedia hereby acknowledges (i) the section in the Company’ Corporate Governance Guidelines entitled “Recovery of Improperly-Awarded Incentive Compensation”, a copy of which is attached hereto as Annex A (the “Clawback Policy”) and (ii) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), which requires that the SEC, by rule, direct the national securities exchanges and national securities associates to prohibit the listing of any security of an issuer that fails to implement a “clawback” policy providing that “in the event that the issuer is required to prepare an accounting restatement due to the material noncompliance of the issuer with any financial reporting requirement under the securities laws, the issuer will recover from any current or former executive of the issuer who received incentive-based compensation (including stock options awarded as compensation) during the 3-year period preceding the date on which the issuer is required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement.” ZelnickMedia shall, and shall cause its shareholders, partners, employees, members and other affiliates who are deemed “Executives” under the Clawback Policy, to comply with the Clawback Policy, including as may be amended or superseded by the Board after the date hereof to the extent required to comply with any rules adopted by the SEC in response to Section 954 of the Dodd-Frank Act.

25. Effective Date. The Company will include a proposal for the approval of this Agreement (the “Proposal”) in the proxy statement for the Company’s 2011 annual meeting of stockholders or otherwise take all action necessary to convene a meeting of its stockholders prior to October 31, 2011 to consider and vote upon the Proposal (any such meeting at which the Proposal is considered and voted upon, the “Stockholders Meeting”). The independent members of the Board of the Company have approved this Agreement and determined to recommend that the stockholders of the Company adopt this Agreement and vote “FOR” the Proposal at the Stockholders Meeting and to include such recommendation in the proxy statement containing the Proposal. In the event this Agreement is approved by the stockholders of the Company, then (i) this Agreement shall become effective on and as of the date of the Stockholders Meeting (the “Effective Date”), (ii) the Original Agreement shall be deemed terminated as of the Effective Date (except for those provisions that expressly survive as set forth herein), and (iii) the shares of restricted stock described in Section 6 above shall be granted on the earlier of (x) the fifth trading day following the filing of the Company’s Quarterly Report on Form 10-Q for its second fiscal quarter (ending September 30, 2011), currently anticipated to be in November 2011 and (y) November 30, 2011 (such earlier date, the “Issuance Date”). If the Proposal is not approved at the 2011 annual meeting, then this Agreement will be null and void and the parties will have no obligations hereunder and the Original Agreement will continue in full force and effect in accordance with its terms; provided that the Company’s obligations set forth in the last sentence of Section 7 shall survive any failure to obtain the Stockholder Approval at the Stockholders Meeting (the “Binding Provision”). Other than the first two sentences of this Section 25 and the Binding Provision, prior to the Effective Date, this Agreement shall be of no force or effect and no provision of this Agreement shall be binding upon ZelnickMedia or the Company. ZelnickMedia and the Company acknowledge and agree that the only condition to the effectiveness of this Agreement in its entirety shall be the receipt of the Stockholder Approval.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Management Agreement to be duly executed and delivered on the date and year first above written.

ZELNICKMEDIA CORPORATION

By:	/s/ Strauss Zelnick
Name: Strauss Zelnick

TAKE-TWO INTERACTIVE SOFTWARE, INC.

By:	/s/ Seth D. Krauss
Name: Seth D. Krauss
Title: EVP and General Counsel

By:	/s/ Michael Dornemann
Name: Michael Dornemann
Title: Lead Independent Director

By:	/s/ Michael Sheresky
Name: Michael Sheresky
Title: Director

[Management Agreement]

EXHIBIT A

RESTRICTED STOCK AGREEMENT

PURSUANT TO THE

TAKE-TWO INTERACTIVE SOFTWARE, INC.

2009 INCENTIVE STOCK PLAN

This Restricted Stock Agreement (this “Agreement”), dated as of [                    ], 2011, is made by and between Take-Two Interactive Software, Inc. (the “Company”) and [                    ] (the “Participant”).

WITNESSETH:

WHEREAS, the Company has adopted the Take-Two Interactive Software, Inc. Incentive Stock Plan, as amended through the date hereof (the “Plan”), which is administered by the Compensation Committee (the “Committee”) of the Company’s Board of Directors;

WHEREAS, pursuant to Article VIII of the Plan, the Committee may grant to Consultants shares of its common stock, par value $0.01 per share (“Common Stock”);

WHEREAS, pursuant to the Management Agreement between ZelnickMedia Corporation (“ZelnickMedia”) and the Company, dated as of May 20, 2011 (the “Management Agreement”), the Company agreed to issue to ZelnickMedia or one its designated affiliates or partners, and the Committee has approved the grant of, the Common Stock set forth herein; and

WHEREAS, such shares of Common Stock granted to the Participant hereunder are to be subject to certain restrictions prior to and following the vesting thereof.

NOW, THEREFORE, for and in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Grant of Shares. Subject to the restrictions, terms and conditions of this Agreement, the Company hereby awards, effective as of the date hereof, to the Participant One Million, One Hundred Thousand (1,100,000) shares of duly authorized, validly issued, fully paid, and non-assessable Common Stock (the “Shares”). Pursuant to Sections 2 and 3(d) hereof, the Shares are subject to certain transfer restrictions and possible risk of forfeiture. While such restrictions are in effect, the Shares subject to such restrictions shall be referred to herein as “Restricted Stock.”

2. Restrictions on Transfer. The Participant shall not sell, transfer, pledge, hypothecate, assign, or otherwise dispose of the Restricted Stock, except as set forth in the Plan, this Agreement, or the Management Agreement. Any attempted sale, transfer, pledge, hypothecation, assignment, or other disposition of the Restricted Stock in violation of the Plan, this Agreement, or the Management Agreement shall be void and of no effect, and the Company shall have the right to disregard the same on its books and records and to issue “stop transfer” instructions to its transfer agent. Restricted Stock shall be transferable to any affiliate or partner of the Participant, in whole or in part, provided that such Shares shall remain subject to the terms of this Agreement, and each transferee agrees in writing to take such Shares subject to and to comply with the restrictions on transfer contained in this Agreement.

3. Restricted Stock.

(a) Retention of Certificates. Promptly after the date of this Agreement, the Company shall issue stock certificates representing the Restricted Stock unless it elects to recognize such ownership through book entry or another similar method pursuant to Section 8 herein. The stock certificates shall be registered in the Participant’s name and shall bear any legend required under the Plan or Section 4 hereof. Unless held in book entry form, such stock certificates shall be held in custody by the Company (or its designated agent) until the restrictions thereon shall have lapsed. The Participant shall deliver to the Company a duly signed stock power, endorsed in blank, relating to the Restricted Stock; provided, that such stock power shall provide that it may only be used to effect a transfer back to the Company upon the forfeiture by the Participant of the Restricted Stock in accordance with the provisions of this Agreement. If the Participant receives a stock dividend or extraordinary cash dividend on the Restricted Stock or the Restricted Stock is split or the Participant receives any other shares, securities, moneys, or property representing a dividend on the Restricted Stock (other than regular cash dividends and other cash equivalent distributions on and after the date of this Agreement) or representing a distribution or return of capital upon or in respect of the Restricted Stock or any part thereof, or resulting from a split-up, reclassification, or other like changes of the Restricted Stock, or otherwise received in exchange therefor, and any warrants, rights, or options issued to the Participant in respect of the Restricted Stock (collectively “RS Property”), the Participant will also immediately deposit with and deliver to the Company any of such RS Property, including any certificates representing shares duly endorsed in blank or accompanied by stock powers duly executed in blank (provided that such stock powers shall provide that they may only be used to effect a transfer back to the Company upon the forfeiture by the Participant of such RS Property in accordance with the provisions of this Agreement), and such RS Property shall be subject to the same restrictions, including that of this Section 3(a), as the Restricted Stock with regard to which they are issued and shall herein be encompassed within the term “Restricted Stock.”

(b) Rights with Regard to Restricted Stock. The Participant will have the right to vote the Restricted Stock, to receive and retain any regular cash dividends and other cash equivalent distributions (but not any dividends that constitute RS Property) payable to holders of Common Stock of record on and after the transfer of the Restricted Stock (although such dividends shall be treated, to the extent required by applicable law, as additional compensation for tax purposes if paid on Restricted Stock and any dividends that constitute RS Property will be subject to the restrictions provided herein), and to exercise all other rights, powers, and privileges of a holder of Common Stock with respect to the Restricted Stock set forth in the Plan, including the right to tender the Restricted Stock (although the consideration received in respect thereof shall be treated as “Restricted Stock” hereunder), with the exceptions that (i) the Participant will not be entitled to delivery of the stock certificate or certificates representing the Restricted Stock until the Restriction Period shall have expired, (ii) the Company (or its designated agent) will retain custody of the stock certificate or certificates representing the Restricted Stock and the other RS Property during the Restriction Period, (iii) no RS Property shall bear interest or be segregated in separate accounts during the Restriction Period, and (iv) the Participant may not sell, assign, transfer, pledge, hypothecate, exchange, encumber, or otherwise dispose of the RS Property during the Restriction Period except as otherwise permitted under the Plan or this Agreement.

(c) Vesting.

(i) The Restricted Stock shall become vested and cease to be Restricted Stock (but shall remain subject to the other terms of the Plan, this Agreement, and the Management Agreement) in the amounts set forth opposite the Vesting Dates listed in the table below; provided, that with respect to each tranche, the Management Agreement shall not have been terminated (other than a termination by ZelnickMedia or its assignee with Good Reason (as defined in the Management Agreement) or by the Company without Cause (as defined in the Management Agreement)) prior to such date; provided, further, that all shares of Restricted Stock shall immediately vest and cease to be Restricted Stock in the event the Management Agreement is terminated by the Company without Cause or by ZelnickMedia or its assignee for Good Reason.

Vesting Date	Shares Vested
April 1, 2012	275,000
April 1, 2013	275,000
April 1, 2014	275,000
April 1, 2015	275,000

(ii) There shall be no proportionate or partial vesting prior to any Vesting Date with respect to the Shares scheduled to vest on such Vesting Date.

(iii) When any Shares of Restricted Stock become vested, the Company shall promptly issue and deliver, unless the Company is using a book entry or similar method pursuant to Section 8 of this Agreement, to the Participant a new stock certificate registered in the name of the Participant for such Shares without the legend set forth in Section 4 hereof and deliver to the Participant any related other RS Property, subject to applicable withholding.

(d) Forfeiture. The Participant shall forfeit to the Company, without compensation, other than repayment of any par value paid by the Participant for such Shares (if any), any and all Restricted Stock and RS Property upon the termination of the Management Agreement by the Company for Cause or by ZelnickMedia or its assignee without Good Reason. For the avoidance of doubt, any shares of Common Stock that become vested and cease to be Restricted Stock pursuant to the terms of Section 3(c) above shall not be subject to forfeiture pursuant to this Section 3(d).

(e) Taxes. The Participant shall be solely responsible for all applicable federal, state, local, and foreign taxes the Participant incurs from the grant or vesting of the Restricted Stock.

(f) Section 83(b). If the Participant properly elects (as required by Section 83(b) of the Code) within 30 days after the grant of the Restricted Stock to include in gross income for federal income tax purposes in the year of issuance the fair market value of all or a portion of such Shares of Restricted Stock, the Participant shall be solely responsible for any federal, state, and local taxes the Participant incurs in connection with such election. The Participant acknowledges that it is the Participant’s sole responsibility, and not the Company’s, to file timely and properly the election under Section 83(b) of the Code and any corresponding provisions of state tax laws if the Participant elects to utilize such election.

(g) Delivery Delay. The delivery of any certificate representing the Restricted Stock or other RS Property may be postponed by the Company for such period as may be required for it to comply with any applicable federal or state securities law, or any national securities exchange listing requirements and the Company is not obligated to issue or deliver any securities if, in the opinion of counsel for the Company, the issuance of such Shares shall constitute a violation by the Participant or the Company of any provisions of any applicable federal or state law or of any regulations of any governmental authority or any national securities exchange.

4. Legend. All certificates representing the Restricted Stock shall have endorsed thereon the following legends:

(a) “The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance, or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Take-Two Interactive Software, Inc. (the “Company”) 2009 Incentive Stock Plan (as the same may be amended or supplemented from time to time, the “Plan”), an agreement entered into between the registered owner and the Company evidencing the award under the Plan, and that certain Management Agreement between ZelnickMedia Corporation and the Company, dated as of May 20, 2011 (the “Management Agreement”). Copies of such Plan, agreement, and the Management Agreement are on file at the principal office of the Company.”

(b) Any legend required to be placed thereon by applicable blue sky laws of any state.

Notwithstanding the foregoing, in no event shall the Company be obligated to issue a certificate representing the Restricted Stock prior to the vesting dates set forth above.

5. Securities Representations. The Shares are being issued to the Participant and this Agreement is being made by the Company in reliance upon the following express representations and warranties of the Participant.

The Participant acknowledges, represents, and warrants that:

(a) The Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act of 1933, as amended (the “Act”) and in this connection the Company is relying in part on the Participant’s representations set forth in this section.

(b) If the Participant is deemed an affiliate within the meaning of Rule 144 of the Act, the Shares must be held indefinitely unless an exemption from any applicable resale restrictions is available or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to such Shares and, other than pursuant to the Management Agreement, the Company is under no obligation to register the Shares (or to file a “re-offer prospectus”).

(c) If the Participant is deemed an affiliate within the meaning of Rule 144 of the Act, the Participant understands that the exemption from registration under Rule 144 will not be available unless (i) a public trading market then exists for the Common Stock of the Company, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 or any exemption therefrom are complied with; and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions.

6. No Obligation to Continue Service. This Agreement is not an agreement of consultancy. This Agreement does not guarantee that the Company or its affiliates will retain, or continue to retain, the Participant during the entire, or any portion of the, term of this Agreement, including but not limited to any period during which the Restricted Stock is outstanding, nor does it modify in any respect the Company or its affiliate’s right to terminate or modify the Participant’s consultancy or compensation.

7. Power of Attorney. The Company, and its successors and assigns, is hereby appointed the attorney-in-fact, with full power of substitution, of the Participant for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Company, as attorney-in-fact for the Participant, may in the name and stead of the Participant, make and execute all conveyances, assignments, and transfers of the Restricted Stock, Shares, and property provided for herein, and the Participant hereby ratifies and confirms all that the Company, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Participant shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the reasonable judgment of the Company, be advisable for the purpose.

8. Uncertificated Shares. Notwithstanding anything else herein, to the extent permitted under applicable law, the Company may issue the Restricted Stock in the form of uncertificated shares. Such uncertificated shares of Restricted Stock shall be credited to a book entry account maintained by the Company (or its designee) on behalf of the Participant. If thereafter certificates are issued with respect to the uncertificated shares of Restricted Stock, such issuance and delivery of certificates shall be in accordance with the applicable terms of this Agreement.

9. Provisions of Plan Control. This Agreement is subject to all the terms, conditions, and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations, and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. Capitalized terms in this Agreement that are not otherwise defined shall have the same meaning as set forth in the Plan. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. This Agreement, the Plan, and the Management Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

10. Notices. Any notice or communication given hereunder (each a “Notice”) shall be in writing and shall be sent by personal delivery, by courier or by United States mail (registered or certified mail, postage prepaid and return receipt requested), to the appropriate party at the address set forth below:

      If to the Company, to:

      Take-Two Interactive Software, Inc.

      622 Broadway

      New York, New York 10012

      Attention: General Counsel

      If to the Participant, to:

      [            ]

or such other address or to the attention of such other person as a party shall have specified by prior Notice to the other party. Each Notice will be deemed given and effective upon actual receipt (or refusal of receipt).

11. Governing Law. All questions concerning the construction, validity, and interpretation of this Agreement will be governed by, and construed in accordance with, the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

12. Consent to Jurisdiction. In the event of any dispute, controversy, or claim between the Company or any affiliate and the Participant in any way concerning, arising out of or relating to the Plan or this Agreement (a “Dispute”), including without limitation any Dispute concerning, arising out of, or relating to the interpretation, application, or enforcement of the Plan or this Agreement, the parties hereby (a) agree and consent to the personal jurisdiction of the courts of the State of New York located in New York County and/or the Federal Courts of the United States of America located in the Southern District of New York (collectively, the “Agreed Venue”) for resolution of any such Dispute, (b) agree that those courts in the Agreed Venue, and only those courts, shall have exclusive jurisdiction to determine any Dispute, including any appeal, and (c) agree that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York. The parties also hereby irrevocably (i) submit to the jurisdiction of any competent court in the Agreed Venue (and of the appropriate appellate courts therefrom), (ii) to the fullest extent permitted by law, waive any and all defenses the parties may have on the grounds of lack of jurisdiction of any such court and any other objection that such parties may now or hereafter have to the laying of the venue of any such suit, action, or proceeding in any such court (including without limitation any defense that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum), and (iii) consent to service of process in any such suit, action, or proceeding, anywhere in the world, whether within or without the jurisdiction of any such court, in any manner provided by applicable law. Without limiting the foregoing, each party agrees that service of process on such party pursuant to a Notice as provided in Section 10 hereof shall be deemed effective service of process on such party. Any action for enforcement or recognition of any judgment obtained in connection with a Dispute may be enforced in any competent court in the Agreed Venue or in any other court of competent jurisdiction.

13. Counterparts. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

14. Miscellaneous.

(a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors, and assigns.

(b) In the event of any stock split, subdivision, dividend, or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination, or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement to a number of shares or a price per share shall be amended to appropriately account for such event.

(c) The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

(d) The parties acknowledge and agree that, except as otherwise expressly provided in this Agreement or in the Plan, (i) Shares of Restricted Stock issued pursuant to this Agreement that are vested at the time of (or become vested in connection with) any Change in Control (as defined in the Management Agreement) shall be treated in the same manner as other vested shares of Common Stock in such transaction and (ii) Shares of Restricted Stock issued pursuant to this Agreement that will not have vested in connection with any such Change in Control shall be treated in the same manner as any other shares of unvested Restricted Stock in such transaction.

[End of text. Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:

TAKE-TWO INTERACTIVE SOFTWARE, INC.

By:
Name:
Title:

PARTICIPANT:

[ZELNICKMEDIA CORPORATION]

By:
Name:
Title:

[Taxpayer Identification Number]

EXHIBIT B

PERFORMANCE BASED RESTRICTED STOCK AGREEMENT

PURSUANT TO THE

TAKE-TWO INTERACTIVE SOFTWARE, INC.

2009 INCENTIVE STOCK PLAN

This Performance Based Restricted Stock Agreement (this “Agreement”), dated as of [                     ], 2011 (the “Grant Date”), is made by and between Take-Two Interactive Software, Inc. (the “Company”) and [                                ] (the “Participant”).

WITNESSETH:

WHEREAS, the Company has adopted the Take-Two Interactive Software, Inc. 2009 Incentive Stock Plan, as amended through the date hereof (the “Plan”), which is administered by the Compensation Committee (the “Committee”) of the Company’s Board of Directors;

WHEREAS, pursuant to Article VIII of the Plan, the Committee may grant to Consultants shares of its common stock, par value $0.01 per share (“Common Stock”);

WHEREAS, pursuant to the Management Agreement between ZelnickMedia Corporation (“ZelnickMedia”) and the Company, dated as of May 20, 2011 (the “Management Agreement”), the Company agreed to issue to ZelnickMedia or one its designated affiliates or partners, and the Committee has approved the grant of, the Common Stock set forth herein; and

WHEREAS, such shares of Common Stock granted to the Participant hereunder are to be subject to certain restrictions prior to and following the vesting thereof.

NOW, THEREFORE, for and in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Grant of Shares. Subject to the restrictions, terms and conditions of this Agreement, the Company hereby awards, effective as of the date hereof, to the Participant One Million, Six Hundred Fifty Thousand (1,650,000) shares of duly authorized, validly issued, fully paid, and non-assessable Common Stock (the “Shares”). Pursuant to Sections 2 and 3(d) hereof, the Shares are subject to certain transfer restrictions and possible risk of forfeiture. While such restrictions are in effect, the Shares subject to such restrictions shall be referred to herein as “Restricted Stock.”

2. Restrictions on Transfer. The Participant shall not sell, transfer, pledge, hypothecate, assign, or otherwise dispose of the Restricted Stock, except as set forth in the Plan, this Agreement, or the Management Agreement. Any attempted sale, transfer, pledge, hypothecation, assignment, or other disposition of the Restricted Stock in violation of the Plan, this Agreement, or the Management Agreement shall be void and of no effect, and the Company shall have the right to disregard the same on its books and records and to issue “stop transfer” instructions to its transfer agent. Restricted Stock shall be transferable to any affiliate or partner of the Participant, in whole or in part, provided that such Shares shall remain subject to the terms of this Agreement, and each transferee agrees in writing to take such Shares subject to and to comply with the restrictions on transfer contained in this Agreement.

3. Restricted Stock.

(a) Retention of Certificates. Promptly after the date of this Agreement, the Company shall issue stock certificates representing the Restricted Stock unless it elects to recognize such ownership through book entry or another similar method pursuant to Section 8 herein. The stock certificates shall be registered in the Participant’s name and shall bear any legend required under the Plan or Section 4 hereof. Unless held in book entry form, such stock certificates shall be held in custody by the Company (or its designated agent) until the restrictions thereon shall have lapsed. The Participant shall deliver to the Company a duly signed stock power, endorsed in blank, relating to the Restricted Stock; provided, that such stock power shall provide that it may only be used to effect a transfer back to the Company upon the forfeiture by the Participant of the Restricted Stock in accordance with the provisions of this Agreement. If the Participant receives a stock dividend or extraordinary cash dividend on the Restricted Stock or the Restricted Stock is split or the Participant receives any other shares, securities, moneys, or property representing a dividend on the Restricted Stock (other than regular cash dividends and other cash equivalent distributions on and after the date of this Agreement) or representing a distribution or return of capital upon or in respect of the Restricted Stock or any part thereof, or resulting from a split-up, reclassification, or other like changes of the Restricted Stock, or otherwise received in exchange therefor, and any warrants, rights, or options issued to the Participant in respect of the Restricted Stock (collectively “RS Property”), the Participant will also immediately deposit with and deliver to the Company any of such RS Property, including any certificates representing shares duly endorsed in blank or accompanied by stock powers duly executed in blank (provided that such stock powers shall provide that they may only be used to effect a transfer back to the Company upon the forfeiture by the Participant of such RS Property in accordance with the provisions of this Agreement), and such RS Property shall be subject to the same restrictions, including that of this Section 3(a), as the Restricted Stock with regard to which they are issued and shall herein be encompassed within the term “Restricted Stock.”

(b) Rights with Regard to Restricted Stock. The Participant will have the right to vote the Restricted Stock, to receive and retain any regular cash dividends and other cash equivalent distributions (but not any dividends that constitute RS Property) payable to holders of Common Stock of record on and after the transfer of the Restricted Stock (although such dividends shall be treated, to the extent required by applicable law, as additional compensation for tax purposes if paid on Restricted Stock and any dividends that constitute RS Property will be subject to the restrictions provided herein), and to exercise all other rights, powers, and privileges of a holder of Common Stock with respect to the Restricted Stock set forth in the Plan, including the right to tender the Restricted Stock (although the consideration received in respect thereof shall be treated as “Restricted Stock” hereunder), with the exceptions that (i) the Participant will not be entitled to delivery of the stock certificate or certificates representing the Restricted Stock until the Restriction Period shall have expired, (ii) the Company (or its designated agent) will retain custody of the stock certificate or certificates representing the Restricted Stock and the other RS Property during the Restriction Period, (iii) no RS Property shall bear interest or be segregated in separate accounts during the Restriction Period, and (iv) the Participant may not sell, assign, transfer, pledge, hypothecate, exchange, encumber, or otherwise dispose of the RS Property during the Restriction Period except as otherwise permitted under the Plan or this Agreement.

(c) Vesting.

(i) The Restricted Stock shall become vested and cease to be Restricted Stock (but shall remain subject to the other terms of the Plan, this Agreement, and the Management Agreement) in accordance with the terms set forth on Annex A attached hereto.

(ii) When any Shares of Restricted Stock become vested, the Company shall promptly issue and deliver, unless the Company is using a book entry or similar method pursuant to Section 8 of this Agreement, to the Participant a new stock certificate registered in the name of the Participant for such Shares without the legend set forth in Section 4 hereof and deliver to the Participant any related other RS Property, subject to applicable withholding.

(d) Forfeiture. The Participant shall forfeit to the Company, without compensation, other than repayment of any par value paid by the Participant for such Shares (if any), any and all Restricted Stock and RS Property upon the termination of the Management Agreement by the Company for Cause or by ZelnickMedia or its assignee without Good Reason. For the avoidance of doubt, any shares of Common Stock that become vested and cease to be Restricted Stock pursuant to the terms of Section 3(c) above shall not be subject to forfeiture pursuant to this Section 3(d).

(e) Taxes. The Participant shall be solely responsible for all applicable federal, state, local, and foreign taxes the Participant incurs from the grant or vesting of the Restricted Stock.

(f) Section 83(b). If the Participant properly elects (as required by Section 83(b) of the Code) within 30 days after the grant of the Restricted Stock to include in gross income for federal income tax purposes in the year of issuance the fair market value of all or a portion of such Shares of Restricted Stock, the Participant shall be solely responsible for any federal, state, and local taxes the Participant incurs in connection with such election. The Participant acknowledges that it is the Participant’s sole responsibility, and not the Company’s, to file timely and properly the election under Section 83(b) of the Code and any corresponding provisions of state tax laws if the Participant elects to utilize such election.

(g) Delivery Delay. The delivery of any certificate representing the Restricted Stock or other RS Property may be postponed by the Company for such period as may be required for it to comply with any applicable federal or state securities law, or any national securities exchange listing requirements and the Company is not obligated to issue or deliver any securities if, in the opinion of counsel for the Company, the issuance of such Shares shall constitute a violation by the Participant or the Company of any provisions of any applicable federal or state law or of any regulations of any governmental authority or any national securities exchange.

4. Legend. All certificates representing the Restricted Stock shall have endorsed thereon the following legends:

(a) “The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance, or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Take-Two Interactive Software, Inc. (the “Company”) 2009 Incentive Stock Plan (as the same may be amended or supplemented from time to time, the “Plan”), an agreement entered into between the registered owner and the Company evidencing the award under the Plan, and that certain Management Agreement between ZelnickMedia Corporation and the Company, dated as of May 20, 2011 (the “Management Agreement”). Copies of such Plan, agreement, and the Management Agreement are on file at the principal office of the Company.”

(b) Any legend required to be placed thereon by applicable blue sky laws of any state.

Notwithstanding the foregoing, in no event shall the Company be obligated to issue a certificate representing the Restricted Stock prior to the vesting dates set forth above.

5. Securities Representations. The Shares are being issued to the Participant and this Agreement is being made by the Company in reliance upon the following express representations and warranties of the Participant.

The Participant acknowledges, represents, and warrants that:

(a) The Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act of 1933, as amended (the “Act”) and in this connection the Company is relying in part on the Participant’s representations set forth in this section.

(b) If the Participant is deemed an affiliate within the meaning of Rule 144 of the Act, the Shares must be held indefinitely unless an exemption from any applicable resale restrictions is available or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to such Shares and, other than pursuant to the Management Agreement, the Company is under no obligation to register the Shares (or to file a “re-offer prospectus”).

(c) If the Participant is deemed an affiliate within the meaning of Rule 144 of the Act, the Participant understands that the exemption from registration under Rule 144 will not be available unless (i) a public trading market then exists for the Common Stock of the Company, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 or any exemption therefrom are complied with; and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions.

6. No Obligation to Continue Service. This Agreement is not an agreement of consultancy. This Agreement does not guarantee that the Company or its affiliates will retain, or continue to retain, the Participant during the entire, or any portion of the, term of this Agreement, including but not limited to any period during which the Restricted Stock is outstanding, nor does it modify in any respect the Company or its affiliate’s right to terminate or modify the Participant’s consultancy or compensation.

7. Power of Attorney. The Company, and its successors and assigns, is hereby appointed the attorney-in-fact, with full power of substitution, of the Participant for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Company, as attorney-in-fact for the Participant, may in the name and stead of the Participant, make and execute all conveyances, assignments, and transfers of the Restricted Stock, Shares, and property provided for herein, and the Participant hereby ratifies and confirms all that the Company, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Participant shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the reasonable judgment of the Company, be advisable for the purpose.

8. Uncertificated Shares. Notwithstanding anything else herein, to the extent permitted under applicable law, the Company may issue the Restricted Stock in the form of uncertificated shares. Such uncertificated shares of Restricted Stock shall be credited to a book entry account maintained by the Company (or its designee) on behalf of the Participant. If thereafter certificates are issued with respect to the uncertificated shares of Restricted Stock, such issuance and delivery of certificates shall be in accordance with the applicable terms of this Agreement.

9. Provisions of Plan Control. This Agreement is subject to all the terms, conditions, and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations, and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. Capitalized terms in this Agreement that are not otherwise defined shall have the same meaning as set forth in the Plan. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. This Agreement, the Plan, and the Management Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

10. Notices. Any notice or communication given hereunder (each a “Notice”) shall be in writing and shall be sent by personal delivery, by courier or by United States mail (registered or certified mail, postage prepaid and return receipt requested), to the appropriate party at the address set forth below:

If to the Company, to:

Take-Two Interactive Software, Inc.

622 Broadway

New York, New York 10012

Attention: General Counsel

If to the Participant, to:

[                    ]

or such other address or to the attention of such other person as a party shall have specified by prior Notice to the other party. Each Notice will be deemed given and effective upon actual receipt (or refusal of receipt).

11. Governing Law. All questions concerning the construction, validity, and interpretation of this Agreement will be governed by, and construed in accordance with, the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

12. Consent to Jurisdiction. In the event of any dispute, controversy, or claim between the Company or any affiliate and the Participant in any way concerning, arising out of or relating to the Plan or this Agreement (a “Dispute”), including without limitation any Dispute concerning, arising out of, or relating to the interpretation, application, or enforcement of the Plan or this Agreement, the parties hereby (a) agree and consent to the personal jurisdiction of the courts of the State of New York located in New York County and/or the Federal Courts of the United States of America located in the Southern District of New York (collectively, the “Agreed Venue”) for resolution of any such Dispute, (b) agree that those courts in the Agreed Venue, and only those courts, shall have exclusive jurisdiction to determine any Dispute, including any appeal, and (c) agree that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York. The parties also hereby irrevocably (i) submit to the jurisdiction of any competent court in the Agreed Venue (and of the appropriate appellate courts therefrom), (ii) to the fullest extent permitted by law, waive any and all defenses the parties may have on the grounds of lack of jurisdiction of any such court and any other objection that such parties may now or hereafter have to the laying of the venue of any such suit, action, or proceeding in any such court (including without limitation any defense that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum), and (iii) consent to service of process in any such suit, action, or proceeding anywhere in the world, whether within or without the jurisdiction of any such court, in any manner provided by applicable law. Without limiting the foregoing, each party agrees that service of process on such party pursuant to a Notice as provided in Section 10 hereof shall be deemed effective service of process on such party. Any action for enforcement or recognition of any judgment obtained in connection with a Dispute may be enforced in any competent court in the Agreed Venue or in any other court of competent jurisdiction.

13. Counterparts. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

14. Miscellaneous.

(a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors, and assigns.

(b) In the event of any stock split, subdivision, dividend, or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination, or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement to a number of shares or a price per share shall be amended to appropriately account for such event.

(c) The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

(d) The parties acknowledge and agree that, except as otherwise expressly provided in Annex A of this Agreement or in the Plan, (i) Shares of Restricted Stock issued pursuant to this Agreement that are vested at the time of (or become vested in connection with) any Change in Control (as defined in the Management Agreement) shall be treated in the same manner as other vested shares of Common Stock in such transaction and (ii) Shares of Restricted Stock issued pursuant to this Agreement that will not have vested, but will have become Vesting-Eligible Shares (as defined in Annex A of this Agreement), in connection with any such Change in Control shall be treated in the same manner as any other shares of unvested Restricted Stock in such transaction.

[End of text. Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:

TAKE-TWO INTERACTIVE SOFTWARE, INC.

By:
Name:
Title:

PARTICIPANT:

[ZELNICKMEDIA CORPORATION]

By:
Name:
Title:
[Taxpayer Identification Number]

Annex A

Vesting

A. Vesting.

For purposes of vesting of the Restricted Shares, there shall be four Vesting Tranches of 412,500 Shares, each having a Reference Date and an Initial Vesting Date as set forth in the following table.

Vesting Tranche	Number of Shares	Reference Date	Initial Vesting Date
Tranche 1	412,500	April 1, 2011	April 1, 2012
Tranche 2	412,500	April 1, 2012	April 1, 2013
Tranche 3	412,500	April 1, 2013	April 1, 2014
Tranche 4	412,500	April 1, 2014	April 1, 2015

On the Initial Vesting Date for each Vesting Tranche, a number of Shares of Restricted Stock shall become vested and cease to be Restricted Stock (but shall remain subject to the other terms of this Agreement and the Plan) equal to the product of (i) the total number of Shares in such Vesting Tranche multiplied by (ii) the Vesting Percentage, rounded down to the nearest whole Share.

B. Catch-Up Vesting.

In the event that fewer than 100% of the Shares in any of Vesting Tranches 1, 2, and 3 vest as of the Initial Vesting Date for such Vesting Tranche, the unvested Shares in any such Vesting Tranche shall nevertheless remain eligible to vest as of each yearly anniversary of the applicable Initial Vesting Date (each, a “Subsequent Vesting Date”) based upon the Percentile Rank through such Subsequent Vesting Date (in each case calculated using April 1, 2011, as the Reference Date). The number of such Shares in a given Vesting Tranche that vest as of any such Subsequent Vesting Date shall equal (x) the product of (i) the total number of Shares in such Vesting Tranche multiplied by (ii) the Vesting Percentage reduced by (y) the total number of Shares in such Vesting Tranche that have vested prior to such Subsequent Vesting Date, rounded down to the nearest whole Share.

C. Termination; Change in Control; Forfeiture.

In the event that the Management Agreement is terminated by the Company without Cause or by ZelnickMedia or its assignee for Good Reason, in any case prior to a Change in Control and prior to April 1, 2015, the effective date of such termination shall serve as the Initial Vesting Date or Subsequent Vesting Date, as applicable, for all then-unvested Shares of Restricted Stock hereunder, and the number of Shares of Restricted Stock that vest as of such date shall be calculated in accordance with Section A or B above, as applicable, based upon the applicable Percentile Rank through the effective date of such termination (in each case calculated using April 1, 2011, as the Reference Date). Any Shares remaining unvested after the application of the immediately preceding sentence shall (1) remain outstanding following the date of termination (but shall not vest or otherwise be eligible to vest pursuant to Section B above in connection with any Subsequent Vesting Date occurring thereafter) and, if the Board approves a definitive agreement that will result in a Change in Control or the Company publicly announces an intention to consummate a Change in Control, in either case within the 90-day period following the date of such termination, then, effective upon and subject to the consummation of such Change in Control, an additional number of Shares in each Vesting Tranche shall vest based upon the Percentile Rank through the consummation of such Change in Control (calculated using April 1, 2011, as the Reference Date), equal to (x) the product of (i) the total number of Shares in such Vesting Tranche multiplied by (ii) the Vesting Percentage reduced by (y) the total number of Shares in such Vesting Tranche that have vested prior to the consummation of such Change in Control, rounded down to the nearest whole Share, and (2) any Shares that do not vest in accordance with clause (1) of this sentence shall be automatically forfeited and shall revert back to the Company without compensation to the Participant, other than the repayment of any par value paid by the Participant for such Shares (if any), as of immediately prior to the Change in Control.

If a Change in Control occurs while the Management Agreement remains in effect, a number of Shares of Restricted Stock in each Vesting Tranche (the “Vesting-Eligible Shares”) shall remain eligible to vest, and shall vest in full, upon the Initial Vesting Date or next Subsequent Vesting Date, as applicable, for such Vesting Tranche thereafter, based upon the Percentile Rank through the consummation of such Change in Control (calculated using April 1, 2011, as the Reference Date), equal to (x) the product of (i) the total number of Shares in such Vesting Tranche multiplied by (ii) the Vesting Percentage reduced by (y) the total number of Shares in such Vesting Tranche that have vested prior to the consummation of such Change in Control, rounded down to the nearest whole Share; provided, however, that if the Management Agreement is terminated by the Company without Cause or by ZelnickMedia or its assignee for Good Reason following such Change in Control but prior to April 1, 2015, all then-unvested Vesting-Eligible Shares will become fully vested on the date of such termination. Notwithstanding the foregoing, if requested by the Participant, each Vesting-Eligible Share shall be canceled upon the occurrence of a Change in Control, and the Company shall deposit an amount in cash equal to the Market Value of the consideration payable in the Change in Control in respect of each such canceled Vesting-Eligible Share into a bankruptcy-remote “secular” trust, and such consideration shall be paid from the trust, net of any applicable tax withholding, to the Participant in accordance with the vesting provisions set forth in this paragraph (i.e., in full upon the Initial Vesting Date or next Subsequent Vesting Date, as applicable, for such Vesting Tranche, or if earlier, upon a termination of the Management Agreement by the Company without Cause or by ZelnickMedia for Good Reason). Any Shares of Restricted Stock that do not become Vesting-Eligible Shares shall be automatically forfeited and shall revert back to the Company without compensation to the Participant, other than the repayment of any par value paid by the Participant for such Shares (if any), as of immediately prior to the Change in Control.

Any Shares (including Vesting-Eligible Shares) that have not vested as of the earlier of April 1, 2015, and the termination of the Management Agreement other than by the Company without Cause or by ZelnickMedia or its assignee for Good Reason shall automatically be forfeited and shall revert back to the Company without compensation to the Participant, other than the repayment of any par value paid by the Participant for such Shares (if any).

D. Definitions.

“Market Value” means, as to any consideration payable in a Change in Control in respect of a canceled Vesting-Eligible Share—

(i) if the consideration consists of a security listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Market Value shall be the closing sales price for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the security) on the last market trading day prior to the date of the Change in Control, as reported in The Wall Street Journal or other publication agreed to in good faith by the Participant and the Company; or

(ii) if the consideration consists of anything other than a security listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Market Value shall be the value of such consideration as determined in good faith by the Board after meaningful consultation with ZelnickMedia. In determining such Market Value, no discount shall be taken on account of minority ownership, illiquidity or any restrictions on transfer.

“Measurement Price” as of a given date means the average of the closing prices of the Common Stock or the common stock of a Peer Group company, as applicable, for each of the 90 trading days ending on (and including) such date; provided, however, that the Measurement Price upon a Change in Control shall equal the per-Share consideration received or to be received by the Company’s shareholders in connection therewith, as determined by the Committee in good faith.

The “Peer Group” shall consist of the companies that comprise The NASDAQ Composite Index on the applicable measurement date.

The “Percentile Rank” of the Company’s Total Shareholder Return is defined as the percentage of the Peer Group companies’ returns falling at or below the Company’s Total Shareholder Return. The formula for calculating the Percentile Rank is as follows:

Percentile Rank	=	(N - R + 1) ÷ N × 100

Where:

N	=	total number of companies in the Peer Group

R	=	the numeric rank of the Company’s Total Shareholder Return relative to the Peer Group, where the highest Total Shareholder Return in the Peer Group is ranked number 1

The Percentile Rank shall be rounded to the nearest whole percentage, with (0.5) rounded up.

To illustrate, if the Company’s Total Shareholder Return is the 25th highest in a Peer Group comprised of 100 companies, its Percentile Rank would be 76. The calculation is (100 - 25 + 1) ÷ 100 × 100 = 76.

“Reference Price” means the average of the closing prices of the Common Stock or the common stock of a Peer Group company, as applicable, for each trading day during the 90-day period ending on the Reference Date; provided, however, that for purposes of determining the Reference Price of the Common Stock in any circumstance where the Reference Date is April 1, 2011, “Reference Price” means $15.

“Total Shareholder Return” as of a given date means the percentage change in the value of the Common Stock or the common stock of a Peer Group company, as applicable, from the Reference Price to the Measurement Price on such date.

“Vesting Percentage” as of a given date is a function of the Company’s Percentile Rank among the Peer Group calculated as of such date, determined by reference to the following table:

Percentile Rank	Vesting Percentage
50th Percentile	50%
75th Percentile	100%

In the event that the Percentile Rank is less than 50th, the Vesting Percentage shall be zero percent (0%). In the event that the Percentile Rank falls between any of the ranks listed in the table above, the Vesting Percentage shall be based on a straight line interpolation between such two values (i.e., for each whole percentile increase in rank between the 50th percentile and the 75th percentile, the Vesting Percentage shall increase by 2.0 percentage points). For example, if the Company’s Percentile Rank among the Peer Group upon a given vesting date is at the 60th percentile, the Vesting Percentage would equal seventy percent (70%).

ANNEX A

Clawback Policy

Recovery of Improperly-Awarded Incentive Compensation

The Company will use commercially reasonable efforts to implement the following policy through the insertion of contractual provisions in new agreements with applicable employees and through any amendments that may be entered into after the date of the adoption of this policy on November 12, 2010 to existing agreements with Executives (as defined below).

The Board may require the reimbursement of any bonus or incentive compensation awarded to an Executive and/or effect the cancellation of unvested restricted stock or outstanding stock option awards previously granted to an Executive, in each case, on or after the adoption of this policy on November 12, 2010, but in no event more than four years after the award of such compensation where: (1) they payment was predicated upon achieving certain financial results that were subsequently determined to have been erroneously reported; (2) the Board determines that the Executive engaged in knowing or intentional fraudulent or illegal conduct that caused or substantially caused such erroneous reporting to have occurred; and (3) a lower payment would have been made to the Executive based upon the corrected financial results. In each instance, the Board may, to the extent practicable under applicable law, seek to recover from such Executive on or after the adoption of this policy that was subsequently reduced due to the correction of erroneous reporting and/or effect the cancellation of outstanding restricted stock or stock option awards previously granted to such Executive on or after the date of the adoption of this policy in the amount by which such Executive’s bonus or incentive payments for the relevant period exceeded the lower payment that would have been made based on the corrected financial results.

The Board shall render a determination pursuant to this policy in each instance where both an erroneous report of financial results has affected the size of a bonus or incentive compensation awarded to an Executive, and where the Board is aware of credible evidence that the Executive may have engaged in such fraudulent or illegal conduct. In determining whether to recover a payment, the Board shall take into account such considerations as it deems appropriate, including, without limitation, whether the assertion of a claim against the Executive could violate applicable law or prejudice the Company’s overall interests and whether other penalties or punishments are being imposed on the Executives, including by third parties, such as law enforcement agencies, regulators or other authorities. The Board shall have sole discretion in determining whether an Executive’s conduct has or has not met any particular standard of conduct under law of Company policy. Any recovery under this policy may be in addition to any other remedies that may be available to the Company under applicable law, including disciplinary actions up to and including termination of employment.

For purposes of this policy, the term “Executive” means an “executive officer” as defined in Rule 3b-7 of the Securities Exchange Act of 1934. The right of the Board to assert a recovery claim under this policy shall not survive the occurrence of a change in control of the Company as defined in the relevant incentive compensation plan. This policy shall apply in addition to any right of recovery against the Chief Executive Officer and the Chief Financial Officer under Section 304 of the Sarbanes-Oxley Act of 2002. The Board may delegate one or more of the duties or powers described in this policy to one or more committees of the Board consisting of solely independent directors.

TAKE – TWO INTERACTIVE SOFTWARE, INC.

ATT: INVESTOR RELATIONS

622 BROADWAY

NEW YORK, NY 10012

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

Investor Address Line 5

John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

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VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 25, 2011. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically vie e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off-date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way Edgewood, NY 11717.

NAME

THE COMPANY NAME INC. – COMMON

THE COMPANY NAME INC. – CLASS A

THE COMPANY NAME INC. – CLASS B

THE COMPANY NAME INC. – CLASS C

THE COMPANY NAME INC. – CLASS D

THE COMPANY NAME INC. – CLASS E

THE COMPANY NAME INC. – CLASS F

THE COMPANY NAME INC. – 401 K

CONTROL # 000000000000

SHARES

123,456,789,012.12345

123,456,789,012.12345

123,456,789,012.12345

123,456,789,012.12345

123,456,789,012.12345

123,456,789,012.12345

123,456,789,012.12345

123,456,789,012.12345

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

0000000000 02

The Board of Directors recommends you vote FOR proposals 2, 3, and 4,

For Against Abstain

The Board of Directors recommends you vote 1 YEAR on the following proposal:

1 year 2 years 3 years Abstain

For All

Withhold All

For All Except

The Board of Directors recommends you vote FOR the following:

1. Election of Directors Nominees

01 Strauss Zelnick

02 Robert A. Bowman

03 SungHwan Cho

04. Michael Dornemann

05 Brett Icahn

06 J Moses

07 James L. Nelson

08 Michael Sheresky

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

2. Approval of the Amendment to the Take – Two Interactive Software, Inc. 2009 Stock Incentive Plan.

3. Approval of the Management Agreement, dated as of May 20, 2011, by and between Zelnick Media Corporative and Take – Two Interactive Software, Inc.

4. Advisory Vote to approve the compensation of the named executive officers.

5. Advisory vote on the frequency of holding future advisory votes to approve the compensation of the named executive officers.

The Board of Directors recommended you vote FOR the following proposal:

For Against Abstain

6. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change / comments, mark here.

(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] DATE JOB #

Signature (Joint Owners) Date

SHARES

CUSIP #

SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

Annual Meeting of Stockholders

September 26, 2011

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Karl Slatoff, Seth Krauss and Daniel Emerson, or any one of them acting individually, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Take-Two Interactive Software, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 4:00 p.m., local time on September 26, 2011, at the Grand Hyatt New York, 109 East 42nd Street at Grand Central Terminal, New York, New York 10017 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE OF THIS BALLOT FOR THE BOARD OF DIRECTORS, AND FOR PROPOSALS 2, 3, 4 and 6 and “1 YEAR” FOR PROPOSAL 5.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000111544_2 R1.0.0.11699